Exhibit 10.2

CREDIT AGREEMENT

dated as of

November 14, 2018,

As amended by that certain First Amendment

Dated as of June 28, 2019

among

ASSETMARK FINANCIAL HOLDINGS, INC.,

as Borrower,

ASSETMARK HOLDINGS LLC,

as Holdings,

THE LENDERS PARTY HERETO

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Administrative Agent and Collateral Agent

CREDIT SUISSE LOAN FUNDING LLC,

as Sole Lead Arranger and Bookrunner

v

SCHEDULES

Schedule 1.01(a)	-	Mortgaged Property
Schedule 2.01	-	Lenders and Commitments
Schedule 3.07	-	Subsidiaries
Schedule 3.08	-	Litigation
Schedule 3.16(a)	-	UCC Filing Offices
Schedule 3.16(c)	-	Mortgage Filing Offices
Schedule 5.11	-	Post-Closing Obligations
Schedule 6.01	-	Existing Indebtedness
Schedule 6.02	-	Existing Liens
Schedule 6.04	-	Existing Investments
Schedule 6.07	-	Existing Contracts with Affiliates

EXHIBITS

Exhibit A	-	Form of Administrative Questionnaire
Exhibit B-1	-	Form of Assignment and Acceptance
Exhibit B-2	-	Form of Affiliated Lender Assignment and Assumption
Exhibit C	-	Form of Borrowing Request
Exhibit D	-	Form of Mortgage
Exhibit E-1	-	Form of Term Promissory Note
Exhibit E-2	-	Form of Revolving Promissory Note
Exhibit F-1	-	Form of U.S. Tax Compliance Certificate
Exhibit F-2	-	Form of U.S. Tax Compliance Certificate
Exhibit F-3	-	Form of U.S. Tax Compliance Certificate
Exhibit F-4	-	Form of U.S. Tax Compliance Certificate
Exhibit G	-	Form of Solvency Certificate
Exhibit H	-	Form of Compliance Certificate

CREDIT AGREEMENT dated as of November 14, 2018 (as amended by that certain First Amendment dated as of June 28, 2019, and as further amended, supplemented and/or modified, this “Agreement”), among ASSETMARK FINANCIAL HOLDINGS, INC., a Delaware corporation (the “Borrower”), ASSETMARK HOLDINGS LLC, a Delaware limited liability company (“Holdings”), the Lenders (such term and each other capitalized term used but not defined in this introductory statement having the meaning given it in Article I) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Lenders.

The Borrower has requested that the Lenders extend credit in the form of (a) Term Loans on the Closing Date in an aggregate principal amount of $250,000,000 (the “Term Facility”) and (b) Revolving Loans from time to time after the Closing Date and prior to the Revolving Credit Maturity Date in an aggregate principal amount at any time outstanding not in excess of $20,000,000 (the “Revolving Facility”).

The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acceptable Intercreditor Agreement” means an intercreditor agreement the terms of which are (i) market terms governing security arrangements for the sharing of liens or arrangements relating to the distribution of payments, as applicable, at the time the intercreditor agreement is established in light of the type of indebtedness subject thereto or (ii) reasonably satisfactory to the Administrative Agent and the Borrower.

“Accepting Lenders” shall have the meaning assigned to such term in Section 2.25(a).

“Acquired Entity” shall have the meaning assigned to such term in Section 6.04(g).

“Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves. Notwithstanding the foregoing, the Adjusted LIBO Rate shall not be less than 0.00%.

“Adjustment Date” means the date of delivery of financial statements required to be delivered pursuant to Section 5.04(a) or Section 5.04(b), as applicable.

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“Administrative Agent” shall have the meaning assigned to such term in the introductory statement hereto.

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.05(b).

“Administrative Questionnaire” shall mean an Administrative Questionnaire in the form of Exhibit A, or such other form as may be supplied from time to time by the Administrative Agent.

“Affected Class” shall have the meaning assigned to such term in Section 2.25(a).

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

“Affiliated Lender” shall mean Holdings, the Borrower or any Subsidiary of the Borrower.

“Affiliated Lender Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Affiliated Lender (pursuant to the terms and conditions of Section 2.12 and Section 9.04, as applicable) and accepted by the Administrative Agent in the form of Exhibit B-2 or any other form approved by the Administrative Agent and the Borrower.

“Agent Parties” shall have the meaning assigned to such term in Section 9.01(g).

“Agents” shall have the meaning assigned to such term in Section 8.01.

“Aggregate Revolving Credit Exposure” shall mean the sum of the Revolving Credit Exposures of all the Revolving Credit Lenders.

“Agreement” shall have the meaning assigned to such term in the introductory statement.

“Agreement Value” shall mean, for each Hedging Agreement, on any date of determination, the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or any other Restricted Subsidiary would be required to pay if such Hedging Agreement were terminated on such date.

“AHYDO Payment ” means any mandatory prepayment or redemption pursuant to the terms of any Indebtedness that is intended or designed to cause such Indebtedness not to be treated as an “applicable high yield discount obligation” within the meaning of Section 163(i) of the Code.

“Alternate Base Rate” shall mean, for any day (or, if such day is not a Business Day, the immediately preceding Business Day), a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1⁄2 of 1% per annum, (c) the Adjusted LIBO Rate in effect on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a one-month Interest Period

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commencing on the second Business Day after such date, plus 1.00% and (d) 1.00% per annum. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, as the case may be.

“Anticipated Cure Deadline” shall have the meaning assigned to such term in Section 7.02(a).

“Applicable Discount” shall have the meaning assigned to such term in Section 2.12(c).

“Applicable Margin” shall mean (a) initially, 3.50% with respect to any Eurodollar Loans and 2.50% with respect to any ABR Loans, and (b) following each Adjustment Date, commencing with the Adjustment Date with respect to the fiscal quarter ending March 31, 2019, the applicable percentage specified below based on the First Lien Leverage Ratio as of the last day of the most recent Test Period:

Category	First Lien Leverage Ratio	Loans
I	Greater than 2.20 to 1.00	ABR Loan: 2.50%

Eurodollar Loan: 3.50%

II	Less than or equal to 2.20 to 1.00	ABR Loan: 2.25%

Eurodollar Loan: 3.25%

The Applicable Margin with respect to Loans shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the First Lien Leverage Ratio in accordance with the table above; provided, that if financial statements are not delivered when required pursuant to Section 5.04(a) or Section 5.04(b), as applicable, the “Applicable Margin” with respect to the Loans shall be the percentage set forth above in Category I until the date on which such financial statements are delivered.

Notwithstanding the foregoing, upon completion of a Qualified Public Offering and thereafter, the Applicable Margin with respect to Term Loans shall be the applicable percentage as determined based on the foregoing, minus 0.25%.

“Approved Fund” shall mean, with respect to any Lender, any person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities and is administered, advised or managed by (i) such Lender, (ii) an Affiliate of such Lender or (iii) an entity or an Affiliate of an entity that administers, advises or manages such Lender.

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“Arranger” shall mean Credit Suisse Loan Funding LLC.

“Asset Sale” shall mean the sale, transfer or other disposition (by way of merger, casualty, condemnation or otherwise) by the Borrower or any other Restricted Subsidiary to any person other than a Loan Party of (a) any Equity Interests of any of the Subsidiaries (other than directors’ qualifying shares) or (b) any other assets of the Borrower or any other Restricted Subsidiary, other than, in the case of either (a) or (b), as applicable:

(i)	inventory, cash and Cash Equivalents disposed of in the ordinary course of business,

(ii)	damaged, obsolete, surplus or worn out assets and assets that are no longer useful in the business of the Borrower or its Subsidiaries,

(iii)	dispositions between or among Restricted Subsidiaries that are not Loan Parties,

(iv)	assets disposed of in transactions constituting Investments permitted under Section 6.04, Restricted Payments permitted under Section 6.06 and/or Liens permitted by Section 6.02,

(v)	dispositions made to comply with any order of any Governmental Authority or any applicable law,

(vi)

dispositions of Investments in joint ventures to the extent required by, or made pursuant to, buy/sell arrangements between joint venture or similar parties as set forth in the relevant joint venture arrangements or similar binding arrangements,

(vii)	dispositions of assets that do not constitute Collateral, in each case, having an aggregate fair market value as determined in good faith by the Borrower of up to $3,000,000,

(viii)

dispositions of non-core assets acquired before (but not more than 90 days prior to) or after the Closing Date in connection with any Investment permitted hereunder and that, within 90 days of the date of such Investment (or within 90 days of the Closing Date, in the case of an Investment consummated prior to the Closing Date), are designated in writing to the Administrative Agent as being held for sale and not for the continued operation of the Borrower or any of the other Restricted Subsidiaries or any of their respective businesses,

(ix)

dispositions of accounts receivable in the ordinary course of business (including to insurers that have provided insurance as to the collection thereof and any discount or forgiveness thereof) or in connection with the collection or compromise thereof,

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(x)	sale, transfer or other disposition of the Equity Interests of an Unrestricted Subsidiary,

(xi)	any Qualified Public Offering,

(xii)	any undertaking or consummation of any IPO Reorganization Transactions,

(xiii)	licenses or sublicenses, in each case in the ordinary course of business and that do not materially interfere with the business of the Borrower and the Restricted Subsidiaries, taken as a whole,

(xiv)	the unwinding of any Hedging Agreement pursuant to its terms, and

(xv)

any sale, transfer or other disposition or series of related sales, transfers or other dispositions, in each case, having a fair market value (as determined by the Borrower in good faith) not in excess of the greater of (x) $3,000,000 and (y) 3.0% of Consolidated EBITDA as of the last day of the most recently ended Test Period.

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee, in substantially the form of Exhibit B-1 or such other form as shall be approved by the Administrative Agent.

“Auction” shall have the meaning assigned to such term in Section 2.12(c).

“Auction Amount” shall have the meaning assigned to such term in Section 2.12(c).

“Auction Notice” shall have the meaning assigned to such term in Section 2.12(c).

“Available Amount” shall mean, at any date, the excess, if any, of

(a)

(i) the Cumulative Retained Excess Cash Flow Amount at such date, plus

(ii) the fair market value (as determined by the Borrower in good faith) of any cash, securities or other property received by Holdings as capital contributions or in respect of issuances of Qualified Capital Stock of Holdings (in each case other than any Specified Equity Contribution), and in each case contributed by Holdings, as common equity to the Borrower, during the period from and including the Business Day immediately following the Closing Date through and including such date, plus

(iii) in the event that the Available Amount has previously been reduced as a result of an Investment made pursuant to Section 6.04(i) in connection with the designation of a Restricted Subsidiary as an Unrestricted Subsidiary, the acquisition of Equity Interests of an Unrestricted Subsidiary or the making of any other Investment, an amount equal to the aggregate amount received by the Borrower or any other Restricted Subsidiary in cash (in each case, except to the

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extent included in Consolidated EBITDA and, together with any related amounts under clause (iv) below, not in excess of the original investment made using the Available Amount) from (x) the sale (other than to the Borrower or any other Restricted Subsidiary) of any such Equity Interests of any such Unrestricted Subsidiary or any such other Investment, or (y) any dividend or other distribution by any such Unrestricted Subsidiary or received in respect of any such other Investment, or (z) interest, returns of principal, repayments and similar payments by any such Unrestricted Subsidiary or received in respect of any such other Investment, plus

(iv) without duplication of any amounts included in clause (iii) above, in the event that the Available Amount has previously been reduced as a result of an Investment made pursuant to Section 6.04(i) in connection with the designation of a Restricted Subsidiary as an Unrestricted Subsidiary, in the event any such Unrestricted Subsidiary has been re-designated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liquidated into, the Borrower or any other Restricted Subsidiary, an amount equal to (but not, together with any related amounts under clause (iii) above, in excess of the original investment made using the Available Amount) the fair market value of the investments of the Borrower and the other Restricted Subsidiaries in such Unrestricted Subsidiary at the time of such redesignation, combination or transfer (or of the assets transferred or conveyed, as applicable), plus

(v) the aggregate principal amount of any Indebtedness or Disqualified Stock, in each case, of the Borrower or any other Restricted Subsidiary issued after the Closing Date (other than Indebtedness or such Disqualified Stock issued to the Borrower or any other Restricted Subsidiary), which has been converted into or exchanged for Qualified Capital Stock of the Borrower, Holdings or any parent company of Holdings, together with the fair market value of any Cash Equivalents and the fair market value (as determined by the Borrower in good faith) of any property or assets received by the Borrower or such other Restricted Subsidiary upon such exchange or conversion, in each case, during the period from and including the day immediately following the Closing Date through and including such time, plus

(vi) the amount of any Declined Proceeds, plus

(vii) the greater of (x) $20,000,000 and (y) 22% of Consolidated EBITDA as of the last day of the most recently ended Test Period,

over

(b) the aggregate amounts expended by Holdings, the Borrower and the other Restricted Subsidiaries on or prior to such date to make Investments pursuant to Section 6.04(i), to make Restricted Payments pursuant to Section 6.06(a)(v) or to prepay, redeem, repurchase, retire or otherwise acquire Indebtedness pursuant to Section 6.09(b)(B), in each case during the period from and including the Business Day immediately following the Closing Date through the date of such determination (without taking account of the intended usage of the Available Amount on such date).

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“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” shall mean the provisions of Title 11 of the United States Code, 11 U.S.C. § 101 et seq.

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” shall have the meaning assigned to such term in the introductory statement hereto.

“Borrower Materials” shall have the meaning assigned to such term in Section 9.01(g).

“Borrowing” shall mean Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C, or such other form as shall be approved by the Administrative Agent.

“Breakage Event” shall have the meaning assigned to such term in Section 2.16.

“Business Day” shall mean any day other than a Saturday, Sunday or any other day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

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“Capital Lease Obligations” of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP; provided, that all obligations of any person that are or would be characterized as an operating lease as determined in accordance with GAAP as in effect on the Closing Date (whether or not such operating lease was in effect on such date) shall continue to be considered an operating lease (and not a capital lease or Capital Lease Obligation) for purposes of this Agreement regardless of any change in GAAP following the Closing Date that would otherwise require such obligation to be recharacterized as a capital lease or Capital Lease Obligation. For purposes of Section 6.02, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee.

“Cash Collateralize” shall mean to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Bank and the Lenders, as collateral for L/C Exposure, cash or, if the Administrative Agent and the Issuing Bank shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the Issuing Bank. “Cash Collateral” and “Cash Collateralized” shall have meanings correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” shall mean:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of issuance thereof;

(b) currencies held from time to time in the ordinary course of business;

(c) investments in commercial paper maturing within 270 days from the date of issuance thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(d) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 and that issues (or the parent of which issues) commercial paper rated at least “Prime-2” (or the then equivalent grade) by Moody’s or “A-2” (or the then equivalent grade) by S&P;

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(e) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (d) above;

(f) investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through (e) above;

(g) securities with average maturities of 24 months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, by any political subdivision or taxing authority of any such state, commonwealth or territory having an investment grade rating from either S&P or Moody’s (or the equivalent thereof);

(h) investments with average maturities of 12 months or less from the date of acquisition in mutual funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s; and

(i) investment funds investing substantially all of their assets in securities of the types (including as to credit quality and maturity) described in clauses (a) through (h) above.

“CFC ” shall mean any “controlled foreign corporation” within the meaning of Section 957, but only if a U.S. Person that is a Loan Party or an Affiliate of a Loan Party is, with respect to such person, a “United States shareholder” (within the meaning of Section 951(b)) described in Section 951(a)(1). For purposes of this definition, all Section references are to the Code.

“Change in Control” shall mean the occurrence of any of the following:

(a) prior to a Qualified Public Offering, the Permitted Investors shall fail to beneficially own, directly or indirectly, shares representing at least a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower,

(b) pursuant to or after a Qualified Public Offering, any “person” or “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Permitted Investors (and excluding any employee benefit plan and/or Person acting as the trustee, agent or other fiduciary or administrator thereof), shall beneficially own, directly or indirectly, shares representing more than the greater of (i) 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower and (ii) the percentage of the then-existing aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower beneficially owned, directly or indirectly, by the Permitted Investors, unless the Permitted Investors have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of the Borrower,

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(c) any change in control (or similar event, however denominated) with respect to Holdings, the Borrower or any other Restricted Subsidiary shall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which Holdings, the Borrower or any other Restricted Subsidiary is a party, or

(d) prior to a Qualified Public Offering, Holdings shall, other than as a result of transactions permitted under Section 9.21, cease to directly own 100% of the issued and outstanding Equity Interests of the Borrower.

“Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Charges” shall have the meaning assigned to such term in Section 9.09.

“Class”, when used with respect to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Initial Term Loans, Incremental Term Loans of any series established as a separate “Class” pursuant to Section 2.23, Term Loans of any series established as a separate “Class” pursuant to Section 2.25 or Section 9.08(d)(i), Initial Revolving Loans, Incremental Revolving Loans of any series established as a separate “Class” pursuant to Section 2.23 or Revolving Loans of any series established as a separate “Class” pursuant to Section 2.25 or Section 9.08(d)(ii), (b) any Commitment, refers to whether such Commitment is an Initial Term Loan Commitment, an Initial Revolving Credit Commitment, an Incremental Revolving Credit Commitment of any series established as a separate “Class” pursuant to Section 2.23, a Revolving Credit Commitment of any series established as a separate “Class” pursuant to Section 2.25 or Section 9.08(d)(ii), (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class and (d) any Revolving Credit Exposure, refers to whether such Revolving Credit Exposure is attributable to a Revolving Credit Commitment of a particular Class.

“Closing Date” shall mean November 14, 2018.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral” shall mean all the “Collateral” as defined in each Security Document and shall also include the Mortgaged Properties.

“Collateral Agent” shall have the meaning assigned to such term in the introductory statement hereto.

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“Commitment” shall mean, with respect to any Lender, such Lender’s Revolving Credit Commitment, Term Loan Commitment, Incremental Revolving Credit Commitment and Incremental Term Loan Commitment.

“Commitment Fee” shall have the meaning assigned to such term in Section 2.05(a).

“Commitment Percentage Fee” shall mean (a) initially, for any day, 0.50% and (b) following each Adjustment Date, commencing with the Adjustment Date with respect to the fiscal quarter of the Borrower ending March 31, 2019, the applicable percentage specified below based on the First Lien Leverage Ratio.

Category	First Lien Leverage Ratio	Commitment Fee Percentage
I	Greater than 2.20 to 1.00	0.50%
II	Less than or equal to 2.20 to 1.00	0.375%

The Commitment Percentage Fee shall be adjusted quarterly on a prospective basis on each Adjustment Date based on the First Lien Leverage Ratio in accordance with the table above; provided that, if financial statements are not delivered when required pursuant to Section 5.04(a) or Section 5.04(b), as applicable, the “Commitment Percentage Fee” shall be the percentage set forth above in Category I until the date on which such financial statements are delivered.

“Communications” shall have the meaning assigned to such term in Section 9.01(g)(ii).

“Company Competitor” shall mean any operating company that is a competitor of the Borrower and/or any of its Subsidiaries.

“Competitor Debt Fund Affiliate” shall mean, with respect to any Company Competitor or any Affiliate thereof, any debt fund, investment vehicle, regulated bank entity or unregulated lending entity that is (i) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business and (ii) managed, sponsored or advised by any person that is controlling, controlled by or under common control with the relevant Company Competitor or Affiliate thereof, but only to the extent that no personnel involved with the investment in the relevant Company Competitor makes (or has the right to make or participate with others in making) investment decisions on behalf of, or otherwise cause the direction of the investment policies of, such debt fund, investment vehicle, regulated bank entity or unregulated entity with respect to decisions involving any investment in debt of the Borrower or any of its Subsidiaries.

“Compliance Certificate ” shall mean a compliance certificate of a Financial Officer of the Borrower or Holdings in the form of Exhibit H or another form reasonably acceptable to the Administrative Agent.

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“Connection Income Taxes ” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period plus

(a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of:

(i) Consolidated Interest Expense for such period,

(ii) provision for taxes based on income, profits or capital and sales taxes, including federal, foreign, state, franchise, business license, value added, excise and similar taxes paid or accrued during such period (including in respect of repatriated funds),

(iii) all amounts attributable to depreciation and amortization for such period,

(iv) any aggregate net loss during such period arising from the sale, exchange or other disposition of assets outside of the ordinary course of business,

(v) any Public Company Costs,

(vi) any fees and expenses (including any transaction or retention bonus) incurred during such period, or any amortization thereof during such period, in connection with any acquisition or Investment, asset disposition, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of or waiver or consent relating to any debt instrument (in each case, including Transaction Costs and any such transaction undertaken but not completed),

(vii) up to $6,000,000 in an aggregate amount for any Test Period of unusual or non-recurring charges (including any unusual or non-recurring expenses directly attributable to the implementation of cost savings initiatives), severance, relocation costs, integration and facilities’ opening costs, retention or completion bonuses, transition costs and costs related to closure/consolidation of facilities and curtailments or modifications to pension and other post-retirement employee benefit plans (including any settlement of pension liabilities) (in each case, other than those referred to in clause (viii) below) in any period incurred during such period; provided that the aggregate cumulative amount for all items added pursuant to this clause (vii) or clause (viii) below shall not exceed, when aggregated with the aggregate amount added to or included in Consolidated EBITDA pursuant to any pro forma adjustments during such period pursuant to clause (ii) of Section 1.03(d), 25.0% of Consolidated EBITDA (giving effect to such adjustments) for such Test Period,

(viii) up to $8,000,000 in an aggregate amount for any Test Period of restructuring charges and expenses for such period; provided that aggregate cumulative amount for all items added pursuant to this clause (viii) and clause (vii) above shall not exceed, when aggregated with the aggregate amount added to or included in Consolidated EBITDA pursuant to any pro forma adjustments during such period pursuant to clause (ii) of Section 1.03(d), 25.0% of Consolidated EBITDA (giving effect to such adjustments) for such Test Period,

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(ix) any non-cash charges or losses that have been deducted in determining Consolidated Net Income for such period in accordance with GAAP, to the extent of such deduction (other than any such non-cash charge or loss in respect of an item that increased Consolidated EBITDA in a prior period that began after the Closing Date and any such non-cash charge or loss that results from the write-down or write-off of current assets),

(x) the amount of any net losses from discontinued operations,

(xi) the amount of any minority interest income consisting of subsidiary income attributable to minority equity interests of third parties in any Subsidiary that is not a Wholly Owned Subsidiary deducted from (and not added back in such period to) Consolidated Net Income,

(xii) any extraordinary losses for such period,

(xiii) stock-based compensation award expenses,

(xiv) any loss attributable to deferred compensation plans or trusts,

(xv) to the extent covered by insurance and actually reimbursed, or if there is reasonable evidence that such amount will in fact be reimbursed by a third party insurer (and only to the extent that such amount is in fact reimbursed) within 180 days of the date of such determination (with a deduction in the applicable future period for any amount so excluded to the extent not so reimbursed within such 180 days), expenses, charges or losses with respect to business interruption (and if such expenses, charges or losses are added to Consolidated Net Income in determining Consolidated EBITDA, such insurance proceeds shall be excluded from Consolidated EBITDA),

(xvi) all costs, fees and expenses of the board of directors of the Borrower and Holdings that are actually reimbursed by the Borrower,

(xvii) charges attributable to, and payments of, legal settlements, fines, judgments or orders, and

(xviii) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of FASB Accounting Standards Codification 715, and any other items of a similar nature; and

minus (b) without duplication, and to the extent included in determining such Consolidated Net Income, the sum of:

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(i) all cash payments made during such period on account of reserves, restructuring charges and other non-cash charges added to Consolidated Net Income pursuant to clause (a)(viii) or (a)(ix) above in a previous period,

(ii) any extraordinary gains and all non-cash items of income for such period,

(iii) any aggregate net gain during such period arising from the sale, exchange or other disposition of assets outside of the ordinary course of business,

(iv) the amount of any net gains from discontinued operations,

(v) the amount of any minority interest losses consisting of subsidiary losses attributable to minority equity interests of third parties in any Subsidiary that is not a Wholly Owned Subsidiary added back to (and not deducted in such period from) Consolidated Net Income and

(vi) any gain attributable to deferred compensation plans or trusts, all determined on a consolidated basis in accordance with GAAP;

provided that, for purposes of calculating the First Lien Leverage Ratio and the Total Leverage Ratio, (A) the Consolidated EBITDA of any Acquired Entity acquired by the Borrower or any other Restricted Subsidiary pursuant to a Permitted Acquisition or similar Investment during such period shall, to the extent reasonably determinable on a going concern basis, be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred as of the first day of such period and including the pro forma adjustments described in Section 1.03) and (B) the Consolidated EBITDA attributable to any Asset Sale by the Borrower or any other Restricted Subsidiary during such period shall be excluded for such period (assuming the consummation of such Asset Sale and the repayment of any Indebtedness in connection therewith and including the pro forma adjustments described in Section 1.03 with respect to such period).

“Consolidated Interest Expense” shall mean, for any period, the sum of (a) the interest expense (including imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations) of the Borrower and the other Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus (b) any interest accrued during such period in respect of Indebtedness of the Borrower or any other Restricted Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by the Borrower or any other Restricted Subsidiary with respect to interest rate Hedging Agreements.

“Consolidated Net Income” shall mean, for any period, the net income or loss of the Borrower and the other Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded:

(a) the income of any Restricted Subsidiary (other than the Borrower) to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Restricted Subsidiary,

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(b) the income or loss of any person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or any other Restricted Subsidiary or the date that such person’s assets are acquired by the Borrower or any other Restricted Subsidiary,

(c) the income of any person in which any other person (other than the Borrower or any other Restricted Subsidiary that is a Wholly Owned Subsidiary of the Borrower or any director holding qualifying shares in accordance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any other Restricted Subsidiary that is a Wholly Owned Subsidiary of the Borrower by such person during such period,

(d) the cumulative effect of a change in accounting principles during such period to the extent included in net income or loss as determined in accordance with GAAP,

(e) any income (loss) for such period attributable to the early extinguishment of Indebtedness, hedging agreements or other derivative instruments and

(f) the effects of acquisition method accounting, including applying acquisition method accounting to inventory, property and equipment, leases, software and other intangible assets and deferred revenue (including deferred costs related thereto and deferred rent) required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to the Borrower or any other Restricted Subsidiary), as a result of any Permitted Acquisition (or other Investment permitted hereunder) or the amortization or write-off of any amounts thereof.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Credit Agreement Refinancing Indebtedness” shall mean any refinancings and/or replacements of Indebtedness incurred under Section 6.01(b) (including other Credit Agreement Refinancing Indebtedness); provided that:

(a) the aggregate principal amount of any Credit Agreement Refinancing Indebtedness shall not exceed the aggregate principal amount of the Indebtedness being refinanced or replaced (plus the amount of accrued interest and premium thereon, underwriting discounts, fees (including upfront fees and original issue discount), commissions and expenses associated therewith);

(b) (x) no Credit Agreement Refinancing Indebtedness may have a final maturity date (or have scheduled commitment reductions) prior to the final maturity date of the relevant Indebtedness being refinanced or replaced at the time of such refinancing or replacement and (y) any Credit Agreement Refinancing Indebtedness that refinances or replaces Term Loans shall not

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have a shorter weighted average life to maturity than the Term Loans being refinanced or replaced at the time of the such refinancing or replacement; provided that the requirements set forth in the foregoing clauses (b)(x) and (b)(y) shall not apply to Credit Agreement Refinancing Indebtedness in the form of one-year bridge loans that are convertible or exchangeable without conditions into other instruments meeting the requirements set forth in the foregoing clauses (b)(x) and (b)(y) (but for the avoidance of doubt, such requirement shall apply to any loans, securities or other debt into which such bridge loans are exchanged or that otherwise replace such bridge loans);

(c) any Credit Agreement Refinancing Indebtedness may be pari passu with or junior to any then-existing Obligations in right of payment and pari passu with or junior to any then-existing Obligations with respect to the Collateral (in which case it shall be subject to an Acceptable Intercreditor Agreement), or be unsecured, and shall be incurred under and pursuant to documentation other than this Agreement; and any such Indebtedness consisting of term loans that are pari passu with the Term Loans in right of payment and secured by the Collateral on a pari passu basis with the Term Loans may participate on a pro rata basis or a less than pro rata basis (but not on a greater than pro rata basis) in any mandatory prepayment in respect of the Initial Term Loans (and any other Term Loans then subject to ratable repayment requirements), in each case as the Borrower and the relevant lender or holder may agree; provided, further, that any Credit Agreement Refinancing Indebtedness that is junior to the Term Loans shall not be entitled to participate ratably in any such mandatory prepayment;

(d) any Credit Agreement Refinancing Indebtedness that is secured may not be secured by any assets other than all or any portion of the Collateral;

(e) any Credit Agreement Refinancing Indebtedness that is guaranteed may not be guaranteed by any person other than one or more Loan Parties;

(f) any Credit Agreement Refinancing Indebtedness may have pricing (including interest, fees and premiums) and, subject to the preceding clause (c), optional prepayment and redemption terms as the Borrower and the lenders or holders providing such Credit Agreement Refinancing Indebtedness may agree;

(g) the other terms and conditions of any Credit Agreement Refinancing Indebtedness (excluding pricing, interest, fees, rate floors, premiums, optional prepayment or redemption terms, security and maturity, subject to preceding paragraphs (a) through (f)) are either (i) no more favorable (taken as a whole) (as reasonably determined by the Borrower) to the lenders or holders providing such Credit Agreement Refinancing Indebtedness than, those applicable to the Indebtedness being refinanced (other than covenants or other provisions applicable only to periods after the later of the Latest Term Maturity Date and the Latest Revolving Maturity Date (in each case, as of the date of incurrence of the relevant Credit Agreement Refinancing Indebtedness)) or (ii) then-current market terms (as reasonably determined by the Borrower) for the applicable type of Indebtedness; and

(h) the commitments in respect of the relevant Indebtedness being refinanced or replaced shall be terminated, and all loans outstanding thereunder and all fees then due and payable in connection therewith shall be paid in full, in each case on the date any Credit Agreement Refinancing Indebtedness is implemented.

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“Credit Event” shall have the meaning assigned to such term in Section 4.01.

“Credit Facilities” shall mean the revolving credit, letter of credit and term loan facilities provided for by this Agreement.

“Cumulative Retained Excess Cash Flow Amount” shall mean, as of any date of determination, for each fiscal year of the Borrower (commencing with the fiscal year ending December 31, 2019) with respect to which a Compliance Certificate has been delivered in connection with the delivery of annual financial statements pursuant to Section 5.04(a), an amount (in no event less than zero) equal to the sum of the Retained Percentage of Excess Cash Flow for all such fiscal years covered by such Compliance Certificates.

“Cure Right” shall have the meaning assigned to such term in Section 7.02(a).

“Current Assets” shall mean, at any time, the consolidated current assets (other than cash and Cash Equivalents) of the Borrower and the other Restricted Subsidiaries at such time, but excluding the current portion of deferred tax assets.

“Current Liabilities” shall mean, at any time, the consolidated current liabilities of the Borrower and the other Restricted Subsidiaries at such time, but excluding, without duplication, (a) the current portion of any long-term Indebtedness, (b) outstanding Revolving Loans and Letters of Credit, (c) the current portion of interest and (d) the current portion of current and deferred income taxes.

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Declined Proceeds” shall have the meaning in Section 2.13(h).

“Declining Lender” shall have the meaning in Section 2.13(h).

“Default ” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean any Revolving Credit Lender that (a) has failed, within two Business Days of the date required to be funded or paid unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (i) to fund any portion of its Loans or participations in Letters of Credit or (ii) to pay to any Loan Party any other amount required to be paid by it hereunder, (b) has notified Holdings, the Borrower, the Administrative Agent, any Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this

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Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in writing that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans or participations in then outstanding Letters of Credit; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower, (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (e) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Borrower and each Lender.

“Designated Non-Cash Consideration ” shall mean the fair market value of non-cash consideration received by the Borrower or any other Restricted Subsidiary in connection with an Asset Sale pursuant to Section 6.05(b) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Financial Officer of the Borrower, setting forth the basis of such valuation less the amount equal to the cash or Cash Equivalents received in connection with a subsequent sale or other disposition of the Designated Non-Cash Consideration.

“Discount Range” shall have the meaning assigned to such term in Section 2.12(c).

“Disqualified Institutions” shall mean (a) those certain banks, financial institutions and other institutional lenders, in each case, as have been previously identified in writing to the Arranger on or prior to the initial syndication of the Credit Facilities prior to the Closing Date, (b) any Company Competitor that is identified in writing (i) to the Arranger on or prior to the Closing Date or (ii) to the Administrative Agent on or after the Closing Date and (c) any Affiliate of any Person described in clause (a) or (b) above (other than, with respect to clause (b) above, any Competitor Debt Fund Affiliate) that is (i) either identified in writing to the Administrative Agent or (ii) readily identifiable on the basis of such Affiliate’s name; provided that any Person that is a Lender or Participant and subsequently becomes a Disqualified Institution (but was not a Disqualified Institution at the time it became a Lender or a Participant, as applicable) shall be deemed to not be a Disqualified Institution hereunder (in the case of any such Participant that is not a Lender, solely with respect to the participations held by such Participant).

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“Disqualified Stock” shall mean any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case (x) at any time on or prior to the 91st day following the Latest Maturity Date in effect at the time such Equity Interest is issued and (y) in the case of any such redeemable Equity Interests, redeemable other than for Equity Interests not constituting Disqualified Stock and cash for fractional shares, or (b) is convertible into or exchangeable (other than at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interest referred to in clause (a) above, in each case at any time prior to the 91st day following the Latest Maturity Date in effect at the time such Equity Interest is issued; provided, however, that (i) an Equity Interest in any Person that would not constitute Disqualified Stock but for terms thereof giving holders thereof the right to require such Person to redeem or purchase such Equity Interest upon the occurrence of an “asset sale” or a “change of control” shall not constitute a Disqualified Stock if any such requirement becomes operative only after repayment in full of all the Loans and all other Loan Document Obligations that are accrued and payable, the cancellation or expiration of all Letters of Credit and the termination of the Commitments and (ii) if an Equity Interest in any Person is issued pursuant to any plan for the benefit of current or former officers, directors, employees or consultants of Holdings (or any direct or indirect parent thereof) or any of its Subsidiaries or by any such plan to such officers, directors, employees or consultants, such Equity Interest shall not constitute Disqualified Stock solely because it may be required to be repurchased by Holdings (or any direct or indirect parent company thereof) or any of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations of such Person.

“Disregarded Domestic Person” shall mean any Domestic Subsidiary that holds no material assets other than equity (including any debt instrument treated as equity for U.S. federal income tax purposes) of one or more CFCs.

“Dollars” or “$” shall mean lawful money of the United States of America.

“Domestic Subsidiaries” shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia (each individually a “Domestic Subsidiary”).

“ECF Payment Amount” shall have the meaning assigned to such term in Section 2.13(c).

“ECF Percentage” shall mean 50% (or, if the First Lien Leverage Ratio as of the last day of the applicable fiscal year of the Borrower shall have been (x) equal to or less than 2.20 to 1.00 but greater than 1.70 to 1.00, 25% or (y) equal to or less than 1.70 to 1.00, 0%).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

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“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

“Eligible Assignee” shall mean (a) a Lender, an Affiliate of any Lender or any Approved Fund, (b) an Affiliated Lender solely to the extent contemplated by Section 9.04(l) and (c) any commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) that extends credit or invests in bank loans as one of its businesses; provided that in any event, “Eligible Assignee” shall not include: (i) any Disqualified Institution (unless the Borrower otherwise agrees in its sole discretion and provided that upon inquiry by any Lender to the Administrative Agent as to whether a specified potential assignee or participant is on the list of Disqualified Institutions, the Administrative Agent shall be permitted to disclose to such Lender whether such specific potential assignee or participant is on the list of Disqualified Institutions) or (ii) any natural person or any entity owned and operated for the primary benefit of a natural person.

“Environmental Laws” shall mean all federal, state, local and foreign laws (including statutory and common law), treaties, regulations, rules, ordinances, codes, decrees, injunctions, judgments, governmental restrictions or requirements, directives, orders (including consent orders), permits and agreements in each case, relating to the environment, the preservation or reclamation of natural resources, endangered or threatened species, protection of the climate, human health and safety or the presence or Release of, exposure to, or the generation, distribution, use, treatment, storage, transport, recycling, disposal or handling of, or the arrangement for such activities with respect to, Hazardous Materials.

“Environmental Liability” shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, indemnities, expenses and costs (including administrative oversight costs, natural resource damages, costs of medical monitoring, remediation costs and reasonable fees and expenses of attorneys and consultants), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, distribution, recycling, transportation, storage, treatment or disposal (or the arrangement for such activities) of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

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“Environmental Permits” shall mean any permit, license or other approval required under any Environmental Law.

“Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with Holdings or any Restricted Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. For the avoidance of doubt, when any provision of this Agreement relates to a past event or period of time, the term “ERISA Affiliate” includes any person who was, as to the time of such past event or period of time, an “ERISA Affiliate” within the meaning of the preceding sentence.

“ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA, with respect to a Plan (other than an event for which the 30-day notice period is waived by regulation), (b) the failure of any Plan to satisfy the minimum funding standard applicable to such Plan within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by Holdings, the Borrower, any other Restricted Subsidiary, or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of Holdings, the Borrower, any other Restricted Subsidiary, or any of their ERISA Affiliates from any Plan or Multiemployer Plan, (f) the receipt by Holdings or any of its ERISA Affiliates from the PBGC or the administrator of any Plan or Multiemployer Plan of any notice relating to the intention to terminate any Plan or Multiemployer Plan or to appoint a trustee to administer any Plan, (g) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 436(f) of the Code or Section 206 of ERISA, (h) the receipt by Holdings, the Borrower, any other Restricted Subsidiary, or any of their ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from Holdings, the Borrower, any other Restricted Subsidiary, or any of their ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in “endangered” or “critical” status within the meaning of Title IV of ERISA, (i) the occurrence of a non-exempt “prohibited transaction” with respect to which Holdings, the Borrower, any other Restricted Subsidiary, or any of their ERISA Affiliates is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which Holdings, the Borrower, any other Restricted Subsidiary, or any of their ERISA Affiliates could otherwise be liable, or (j) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of Holdings, the Borrower, any other Restricted Subsidiary, or any of their ERISA Affiliates.

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“EU Bail-In Legislation Schedule” means the EU Bail- In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” shall have the meaning assigned to such term in Article VII.

“Excess Cash Flow” shall mean, for any fiscal year of the Borrower, the excess of:

(a) the sum, without duplication, of:

(i) Consolidated EBITDA for such fiscal year, and

(ii) reductions to noncash working capital of the Borrower and the other Restricted Subsidiaries for such fiscal year (i.e., the absolute value of the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year; provided that, for purposes of calculating Excess Cash Flow, increases or decreases in working capital shall exclude (A) any changes in Current Assets or Current Liabilities solely as a result of acquisitions or dispositions by the Borrower and the other Restricted Subsidiaries during the applicable period and (B) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent)

over

(b) the sum, without duplication, of:

(i) the amount of any Taxes payable in cash by the Borrower and the other Restricted Subsidiaries with respect to such fiscal year,

(ii) Consolidated Interest Expense for such fiscal year paid in cash,

(iii) capital expenditures made in cash during such fiscal year to the extent financed with internally generated cash flow,

(iv) permanent repayments of Indebtedness (other than mandatory prepayments of Loans under Section 2.13 and prepayments and repurchases of Loans referred to in clause (B) of Section 2.13(c)) made in cash by the Borrower or any other Restricted Subsidiary during such fiscal year, but only to the extent that the Indebtedness so prepaid by its terms cannot be reborrowed or redrawn and such prepayments do not occur in connection with a refinancing of all or any portion of such Indebtedness,

(v) all amounts added back to Consolidated Net Income in calculating Consolidated EBITDA pursuant to clause (a)(vi), (a)(xvi), or to the extent paid in cash during such fiscal year, (a)(vii) or (a)(viii) of the definition of Consolidated EBITDA,

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(vi) additions to noncash working capital for such fiscal year (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year),

(vii) (A) cash consideration paid during such fiscal year (or, at the option of the Borrower, committed to be paid prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such fiscal year) by the Borrower or any other Restricted Subsidiary to make Permitted Acquisitions or other similar Investments (other than (1) in Holdings or a Restricted Subsidiary and (2) in Cash Equivalents) permitted under Section 6.04 and (B) Restricted Payments made in cash during such fiscal year (or, at the option of the Borrower, committed to be paid prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such fiscal year) by the Borrower or any Restricted Subsidiary (other than to Holdings or any Restricted Subsidiary) permitted under Section 6.06(a) (other than Section 6.06(a)(v)) (except, in each case to the extent funded with the proceeds of long-term Indebtedness (other than revolving Indebtedness)); provided that amounts described in this clause (vii) will not reduce Excess Cash Flow in subsequent periods and, to the extent not so paid, will increase Excess Cash Flow in the subsequent period, and

(viii) payments made in cash by the Borrower or any other Restricted Subsidiary during such fiscal year (except to the extent deducted in calculating Consolidated Net Income or Consolidated EBITDA) in satisfaction of noncurrent liabilities (excluding any payments of Indebtedness for borrowed money) to the extent financed with internally generated cash flow.

“Exchange Act” means the United States Securities Exchange Act of 1934.

“Excluded Subsidiary” shall mean each of the following:

(a) any Domestic Subsidiary that is a direct or indirect subsidiary of a CFC,

(b) any Foreign Subsidiary,

(c) any Disregarded Domestic Person,

(d) any Subsidiary (i) constituting a mutual fund, unregistered investment fund or other investment company (including any statutory trust constituted for such purpose) or (ii) that is a CFTC-registered introducing broker or a FINRA-member broker-dealer,

(e) any Unrestricted Subsidiary,

(f) any Subsidiary to the extent that the provision by such Subsidiary of a Guarantee in respect of the Obligations (i) is prohibited or restricted by (A) applicable law, rule or regulation or (B) any contractual obligation existing on the Closing Date (or, with respect to any Subsidiary acquired after the Closing Date, on the date such Subsidiary is so acquired, so long as such Contractual Obligation was not incurred in contemplation of such Investment) or (ii) would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received,

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(g) any Subsidiary that is not a Wholly Owned Subsidiary of Holdings,

(h) any Immaterial Subsidiary,

(i) upon the request of the Borrower, any Subsidiary for which the burden or cost to such Subsidiary of providing a Guarantee of the Obligations is excessive in relation to the value afforded to the Lenders thereby, as reasonably determined by the Borrower and Administrative Agent,

(j) any Subsidiary with respect to which providing a Guarantee would result in material adverse tax consequences as reasonably determined by the Borrower,

(k) not-for-profit subsidiaries, captive insurance subsidiaries and special purposes entities used for permitted securitization facilities,

(l) solely in the case of any obligation under any Secured Hedging Agreement that constitutes a “swap” within the meaning of Section 1(a)(47) of the Commodity Exchange Act (after giving effect to a customary “keepwell” provision applicable under the Guaranty), any subsidiary of Holdings that is not an “Eligible Contract Participant” as defined under the Commodity Exchange Act, and

(m) without limiting clauses (f) and (j) above, any subsidiary acquired by the Borrower or any Restricted Subsidiary that, at the time of the relevant acquisition, is an obligor in respect of assumed indebtedness that is permitted by this Agreement to the extent (and for so long as) the documentation governing the applicable assumed Indebtedness prohibits such subsidiary from providing the Guarantee and the relevant prohibition was not incurred in contemplation of such acquisition;

provided, that, notwithstanding the foregoing clauses (a) through (o), the Borrower may, at its option and with the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), cause any domestic Restricted Subsidiary that would otherwise be an Excluded Subsidiary pursuant to the foregoing definition to be deemed not to be an Excluded Subsidiary for purposes of the Loan Documents.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.21(a)) or (ii) such Lender changes its lending office, except in each

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case to the extent that, pursuant to Section 2.20, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.20(f) and (d) any withholding Taxes imposed under FATCA.

“Failed Auction” shall have the meaning assigned to such term in Section 2.12(c)(i)(C).

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FCPA” shall mean the United States Foreign Corrupt Practices Act of 1977, as amended.

“Federal Funds Effective Rate” shall mean, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three depository institutions of recognized standing selected by it; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.

“Fees” shall mean the Commitment Fees, the Administrative Agent Fees, the L/C Participation Fees and the Issuing Bank Fees.

“Financial Covenant Facility” shall mean the Revolving Facility and each Incremental Revolving Facility or Replacement Revolving Facility (other than any Incremental Revolving Facility or Replacement Revolving Facility for which the applicable Lenders have agreed in the applicable Incremental Assumption Agreement or Refinancing Amendment that such Incremental Revolving Facility or Replacement Revolving Facility shall not have the direct benefit of Section 6.10).

“Financial Covenant Acceleration” shall have the meaning assigned to such term in Section 7.01(d).

“Financial Covenant Event of Default” shall have the meaning assigned to such term in Section 7.01(d).

“Financial Officer” of any person shall mean the chief financial officer, principal accounting officer, treasurer or controller of such person.

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“First Lien Leverage Ratio” shall mean the ratio of (i) Total First Lien Debt on such date to (ii) Consolidated EBITDA for the most recently ended Test Period.

“Fixed Amounts” shall have the meaning assigned to such term in Section 1.03(f).

“Flood Hazard Property” means any Mortgaged Property that includes a “Building” (as defined in 12 CFR Chapter III, Section 339.2) that on the relevant date of determination is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area.

“Flood Insurance Documents” means, with respect to any Mortgaged Property that is a Flood Hazard Property, (a) the applicable Loan Party’s written acknowledgment of receipt of written notification from the Administrative Agent as to the fact that such Mortgaged Property is a Flood Hazard Property and as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (b) provided the Flood Hazard Property is located in a participating in the National Flood Insurance Program, copies of the applicable Loan Party’s application for a flood insurance policy, together with proof of premium payment, (i) a declaration page confirming that flood insurance has been issued or (ii) such other evidence of flood insurance in compliance with Flood Insurance Laws as shall be reasonably satisfactory to the Administrative Agent and the Collateral Agent.

“Flood Insurance Laws” means, collectively, (a) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973), as now or hereafter in effect or any successor statute thereto,

(b) the Flood Insurance Reform Act of 2004, as now or hereafter in effect or any successor statute thereto, (c) the Biggert-Waters Flood Insurance Reform Act of 2012, as now or hereafter in effect or any successor statute thereto, and (d) Regulation H of the Board of Governors.

“Foreign Lender” shall mean a Lender that is not a U.S. Person.

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“Fronting Exposure” shall mean, at any time there is a Defaulting Lender, with respect to the Issuing Bank, such Defaulting Lender’s Pro Rata Percentage of the outstanding L/C Exposure with respect to Letters of Credit issued by the Issuing Bank other than L/C Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in an amount not less than the Minimum Collateral Amount.

“GAAP” shall mean United States generally accepted accounting principles applied on a basis consistent with the financial statements referenced in Section 3.04.

“Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, self-regulatory organization, including but not limited to the Financial Industry Regulatory Authority, Inc. (“FINRA”), court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank).

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“Granting Lender” shall have the meaning assigned to such term in Section 9.04(j).

“Guarantee” of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment of such Indebtedness or other obligation or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantee and Collateral Agreement” shall mean the Guarantee and Collateral Agreement, dated as of the date hereof, among the Loan Parties and the Collateral Agent for the benefit of the Secured Parties, together with all supplements thereto.

“Guarantors” shall mean Holdings and the Subsidiary Guarantors (each, individually a “Guarantor”).

“Hazardous Materials” shall mean (a) any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances and (b) any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law.

“Hedging Agreement” shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Holdings” shall have the meaning assigned to such term in the introductory statement hereto; provided that in the event that AssetMark Holdings LLC (or a successor holding company) ceases to exist as a result of any transaction permitted under Section 9.21, references to “Holdings” shall be deemed to refer to the Borrower, as appropriate.

“HTSC” shall mean Huatai Securities and any of its Affiliates.

“Immaterial Owned Real Property” shall have the meaning set forth in Section 5.10.

“Immaterial Subsidiary” shall mean, at any date, unless otherwise designated by Holdings in a written notice to the Administrative Agent or unless such Subsidiary is a Loan Party on the Closing Date, any Subsidiary that, together with such Subsidiary’s consolidated Subsidiaries, (a) does not, as of the end of the most recently ended Test Period, have assets with a fair market value in excess of 2.5% of Total Assets and (b) did not, for the most recently ended Test Period, have revenues exceeding 2.5% of the total revenues of Holdings and the Subsidiaries on a consolidated basis; provided that the aggregate assets or revenues of all Immaterial Subsidiaries, determined in accordance with GAAP, as of the end of or for any Test

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Period, may not exceed 5.0% of Total Assets or consolidated revenues, respectively, of Holdings and its Subsidiaries on a consolidated basis (and Holdings will designate in writing to the Administrative Agent from time to time as necessary the Subsidiaries that will cease to be “Immaterial Subsidiaries” in order to comply with the foregoing limitation).

“Incremental Assumption Agreement” shall mean an Incremental Assumption Agreement among, and in form and substance reasonably satisfactory to, the Borrower, the Administrative Agent and one or more lenders providing the relevant Incremental Term Facilities or Incremental Revolving Credit Commitments, as the case may be.

“Incremental Equivalent Debt” means Indebtedness in the form of secured or unsecured notes or loans or commitments in respect of any of the foregoing issued, incurred or implemented in lieu of loans that would otherwise be permitted to be incurred pursuant to Section 2.23 in an amount not to exceed the Incremental Facility Amount; provided that:

(a) subject to clause (h) below, on the date that such notes or loans or commitments are issued, incurred or implemented, the representations and warranties of the Loan Parties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of such date with the same effect as though such representations and warranties had been made on and as of such date; provided that, to the extent that any representation and warranty specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date; provided, further, that representations and warranties that are qualified by “material”, “material adverse effect” or a similar term shall be true and correct in all respects;

(b) subject to clause (h) below, no Event of Default under Sections 7.01(b), 7.01(c), 7.01(g) or 7.01(h) exists or would exist immediately after giving effect to such notes or loans;

(c) the weighted average life to maturity applicable to any such Indebtedness in the form of notes or term loans is no shorter than the remaining weighted average life to maturity of the then-existing Term Loans (without giving effect to any prepayments thereof); provided that this requirement shall not apply to Incremental Equivalent Debt in the form of one-year bridge loans that are convertible or exchangeable without conditions into other instruments meeting the requirements set forth in this definition (but for the avoidance of doubt, this requirement shall apply to any loans, securities or other debt into which such bridge loans are exchanged or that otherwise replace such bridge loans);

(d) the final maturity date with respect to such notes or loans is no earlier than the Latest Term Loan Maturity Date on the date of the issuance or incurrence, as applicable, thereof; provided that this requirement shall not apply to Incremental Equivalent Debt in the form of one-year bridge loans that are convertible or exchangeable without conditions into other instruments meeting the requirements set forth in this definition (but for the avoidance of doubt, this requirement shall apply to any loans, securities or other debt into which such bridge loans are exchanged or that otherwise replace such bridge loans);

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(e) in the case of any such Indebtedness in the form of term loans that are pari passu with the Initial Term Loans with respect to security, the Yield applicable thereto (as determined on the date of initial incurrence thereof) will not be more than 0.50% per annum higher than the Yield in respect of the Initial Term Loans (as determined on such date) unless the Yield with respect to the Initial Term Loans is adjusted to be equal to such Yield applicable to such Indebtedness, minus 0.50% per annum; provided that any increase in Yield with respect to the Initial Term Loans due to the application of an Adjusted LIBO Rate floor or Alternate Base Rate floor on any Incremental Equivalent Debt shall be effected solely through an increase in (or implementation of, as applicable) the Adjusted LIBO Rate floor or Alternate Base Rate floor applicable to such Initial Term Loans;

(f) (i) any such notes or loans rank pari passu with or junior to the Initial Term Loans in right of payment and rank pari passu with or junior to the Initial Term Loans (or any other existing Class of Term Loans) with respect to security or are unsecured, (ii) to the extent such notes or loans rank pari passu with the Initial Term Loans (or any other existing Class of Term Loans) with respect to security, they shall be subject to an Acceptable Intercreditor Agreement and, (iii) to the extent such notes or loans are subordinated to the Initial Term Loans (or any other existing Class of Term Loans) in right of payment or security, they shall be subject to an Acceptable Intercreditor Agreement; and (iv) any such notes or loans that are pari passu with the Term Loans in right of payment and secured by the Collateral on a pari passu basis with the Term Loans may participate on a pro rata basis or a less than pro rata basis (but not on a greater than pro rata basis) in any mandatory prepayment in respect of the Initial Term Loans (and any other Term Loans then subject to ratable repayment requirements), in each case as the Borrower and the relevant lender may agree; provided, further, that any such notes or loans that are junior to the Term Loans shall not be entitled to participate ratably in any such mandatory prepayment;

(g) no such Indebtedness may be (x) guaranteed by any Person that is not a Loan Party or (y) secured by any assets other than all or a portion of the Collateral; and

(h) notwithstanding anything to the contrary in this definition or in any other provision of any Loan Document, if the proceeds of any Incremental Equivalent Debt are intended to be applied to finance an acquisition or other Investment that is permitted under this Agreement, the conditions to entering into and availability of such Incremental Equivalent Debt (including applicability of customary “SunGard” or other “certain funds” conditionality but without in any way limiting the other applicable conditions to Incremental Equivalent Debt specified in this definition), and the timing of satisfaction or waiver of any such conditions (as between being satisfied or waived upon execution of an agreement evidencing such Incremental Equivalent Debt or upon the making of any notes or loans thereunder), shall be as agreed among the Borrower and the lenders in respect of such Incremental Equivalent Debt; provided that there shall be conditions requiring (x) the accuracy of Specified Representations and (y) that no Event of Default under Sections 7.01(b), 7.01(c), 7.01(g) or 7.01(h) exists or would exist immediately after giving effect to such Incremental Equivalent Debt.

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“Incremental Facility Amount” shall mean, at any time, the sum of:

(a) the sum of:

(1) the greater of (i) $80,000,000 and (ii) 100% of Consolidated EBITDA for the most recently ended Test Period, plus

(2) (x) the amount of any voluntary prepayment of the Term Loans (including any Incremental Term Loans) and/or any permanent reduction of the Revolving Credit Commitments (including any Incremental Revolving Credit Commitments) and (y) the cash amount paid in respect of any reduction in the outstanding principal amount of the Term Loans (including any Incremental Term Loans) resulting from assignments to (and purchases by) the Borrower or any Restricted Subsidiary (in the case of each of clauses (x) and (y), other than any Incremental Indebtedness incurred pursuant to clause (b) below); provided, that the relevant prepayment or assignment and purchase (I) is not funded with long-term Indebtedness (other than revolving Indebtedness) and (II) is not funded with the proceeds of any Incremental Indebtedness incurred in reliance on clause (a)(1) above, minus

(3) the aggregate amount of all Incremental Term Facilities, Incremental Revolving Credit Commitments and Incremental Equivalent Debt (collectively, “Incremental Indebtedness”) established prior to such time in reliance on this clause (a), plus

(b) such other amount, so long as, for the purposes of this clause (b), after giving pro forma effect to the incurrence or issuance of any Incremental Indebtedness entered into in reliance on this clause (b) and any Permitted Acquisition consummated simultaneously therewith and the pro forma adjustments described in Section 1.03, (i) in the case of any Incremental Indebtedness that is secured by a Lien on the Collateral on a pari passu basis with the Obligations, the First Lien Leverage Ratio, after giving effect to the incurrence of such Incremental Indebtedness (which shall assume that the full amount of any Incremental Revolving Credit Commitment (or the equivalent thereof in the form of Incremental Equivalent Debt) being established at such time is fully drawn) and the use of proceeds thereof, on a pro forma basis (but without giving effect to any simultaneous incurrence of any Incremental Indebtedness pursuant to the foregoing clause (a)), does not exceed 2.75 to 1.00 and (ii) in the case of any Incremental Indebtedness that is secured by a Lien on the Collateral on a junior basis to the Obligations or that is unsecured, the Total Leverage Ratio, after giving effect to the incurrence of such Incremental Indebtedness (which shall assume that the full amount of any Incremental Revolving Credit Commitment (or the equivalent thereof in the form of Incremental Equivalent Debt) being established at such time is fully drawn) and the use of proceeds thereof, on a pro forma basis (but without giving effect to any simultaneous incurrence of any Incremental Indebtedness pursuant to the foregoing clause (a)), does not exceed 4.00 to 1.00. For purposes of determining the Incremental Facility Amount, (1) any Incremental Indebtedness shall be deemed to have been incurred first, in reliance on clause (b) above to the extent available and second, in reliance on clause (a) above to

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the extent thereof and (2) any Incremental Indebtedness incurred in reliance on clause (a) above shall be reclassified, as the Borrower may elect from time to time, as incurred under clause (b) above if the Borrower satisfies the applicable leverage ratio under clause (b) above at such time on a pro forma basis, and if the applicable leverage ratio under clause (b) above would be satisfied on a pro forma basis as of the end of any fiscal quarter after the initial incurrence of such Incremental Indebtedness, such reclassification shall automatically occur if not previously elected by the Borrower.

“Incremental Indebtedness” shall have the meaning assigned to such term in the definition of “Incremental Facility Amount”.

“Incremental Revolving Credit Commitment” shall have the meaning assigned to such term in Section 2.23(a).

“Incremental Revolving Facility” shall mean any Class of Incremental Revolving Credit Commitments or Incremental Revolving Loans other than the Revolving Facility.

“Incremental Revolving Loan Maturity Date” shall mean the final maturity date of any Incremental Revolving Loan, as set forth in the applicable Incremental Assumption Agreement.

“Incremental Revolving Loans” shall mean Revolving Loans made pursuant to Section 2.01 by one or more Lenders to the Borrower pursuant to their Incremental Revolving Credit Commitments.

“Incremental Term Borrowing” shall mean a Borrowing comprised of Incremental Term Loans.

“Incremental Term Facility” shall have the meaning assigned to such term in Section 2.23(a).

“Incremental Term Loan Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.23, to make Incremental Term Loans to the Borrower.

“Incremental Term Loan Maturity Date” shall mean the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Assumption Agreement.

“Incremental Term Loan Repayment Dates” shall mean the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Assumption Agreement.

“Incremental Term Loans” shall mean Term Loans made by one or more Lenders to the Borrower pursuant to Section 2.01(b), either in the form of (i) additional Initial Term Loans or (ii) to the extent permitted by Section 2.23 and provided for in the relevant Incremental Assumption Agreement, other Term Loans.

“Incurrence-Based Amounts” shall have the meaning assigned to such term in Section 1.03(f).

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“Indebtedness ” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding (i) trade accounts payable and accrued obligations incurred in the ordinary course of business, (ii) any earn-out obligation, purchase price adjustment or similar obligation until such obligation (x) becomes a liability on the balance sheet of such person in accordance with GAAP and (y) is not paid within 30 days after becoming due and payable and (iii) liabilities associated with customer prepayments and deposits), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease Obligations of such person, (i) all Synthetic Lease Obligations of such person, (j) net obligations of such person under any Hedging Agreement, valued at the Agreement Value thereof, (k) all obligations of such person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Stock of such person or any other person or any warrants, rights or options to acquire such Disqualified Stock, valued, in the case of redeemable preferred interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (l) all obligations of such person as an account party in respect of letters of credit and (m) all obligations of such person in respect of bankers’ acceptances. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner; provided that Indebtedness shall not include (i) deferred or prepaid revenue arising in the ordinary course of business or (ii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty, indemnity or other unperformed obligations of the seller of such asset, but only to the extent such holdback is funded at the time of the closing of the applicable purchase transaction and such funds are held with a third party escrow agent. The “amount” or “principal amount” of any Indebtedness at any time of determination represented by any Guarantee referred to in clause (g) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum monetary exposure in respect thereof as of such date as determined reasonably and in good faith by a Financial Officer of the Borrower.

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Information” shall have the meaning assigned to such term in Section 9.16.

“Initial Revolving Credit Commitments” shall mean the Revolving Credit Commitments made available to the Borrower pursuant to Section 2.01(a)(ii) on the Closing Date, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 or (c) increased from time to time pursuant to Section 2.23. The aggregate amount of the Initial Revolving Credit Commitments as of the Closing Date is $20,000,000.

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“Initial Term Loans” shall mean the Term Loans made to the Borrower pursuant to Section 2.01(a)(i) on the Closing Date as the same may be increased from time to time pursuant to Section 2.23.

“Interest Payment Date” shall mean (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing.

“Interest Period” shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months (or 12 months or periods of less than 1 month, if at the time of the relevant Borrowing or conversion or continuation thereof, all applicable Lenders agree to make interest periods of such duration available) thereafter, as the Borrower may elect; provided, however, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period and (c) no Interest Period for any Loan shall extend beyond the maturity date of such Loan. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Rate” shall mean, with respect to the LIBO Rate for any Loan, the rate which results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period for which the LIBO Screen Rate is available which is less than the Interest Period and (b) the LIBO Screen Rate for the shortest period for which the LIBO Screen Rate is available which exceeds the Interest Period, in each case as of approximately 11:00 A.M. (London time) on the date that is two Business Days prior to the commencement of such Interest Period.

“Investment ” shall mean, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or Indebtedness or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other Indebtedness or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of the Borrower and the Restricted Subsidiaries, intercompany loans, advances or Indebtedness having a term not

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exceeding 364 days (inclusive of any rollover or extensions of terms) and made in the ordinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person.

The amount, as of any date of determination, of:

(i) any Investment in the form of a loan or an advance shall be the principal amount thereof outstanding on such date, without any adjustment for writedowns or write-offs (including as a result of forgiveness of any portion thereof) with respect to such loan or advance after the date thereof,

(ii) any Investment in the form of a Guarantee shall be equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof, as determined in good faith by a Financial Officer,

(iii) any Investment in the form of a transfer of Equity Interests or other non-cash property by the investor to the investee, including any such transfer in the form of a capital contribution, shall be the fair market value of such Equity Interests or other property as of the time of the transfer, minus any payments actually received by such investor representing a return of capital of, or dividends or other distributions in respect of, such Investment (to the extent such payments do not exceed, in the aggregate, the original amount of such Investment and without duplication of amounts increasing the Available Amount), but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment, and

(iv) any Investment (other than any Investment referred to in clause (i), (ii) or (iii) above) by the specified Person in the form of a purchase or other acquisition for value of any Equity Interests, evidences of Indebtedness or other securities of any other Person shall be the original cost of such Investment (including any Indebtedness assumed in connection therewith), plus (A) the cost of all additions thereto and minus (B) the amount of any portion of such Investment that has been repaid to the investor in cash as a repayment of principal or a return of capital, and of any cash payments actually received by such investor representing interest, dividends or other distributions in respect of such Investment (to the extent the amounts referred to in clause (B) do not, in the aggregate, exceed the original cost of such Investment plus the costs of additions thereto and without duplication of amounts increasing the Available Amount), but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment.

For purposes of Section 6.04, if an Investment involves the acquisition of more than one Person, the amount of such Investment shall be allocated among the acquired Persons in accordance with GAAP; provided that pending the final determination of the amounts to be so allocated in accordance with GAAP, such allocation shall be as reasonably determined by a Financial Officer.

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“IPO Reorganization Transactions” shall mean, collectively, the internal restructuring transactions taken in connection with and reasonably related to consummating a Qualified Public Offering and not for the purpose of (i) circumventing any covenant set forth in this Agreement or (ii) permitting the release of any Collateral or the guarantee of any Guarantor, and so long as such transactions, when taken as a whole, do not have a material and adverse impact on the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties. For the avoidance of doubt, “IPO Reorganization Transactions” shall include the distribution or dividend by the Borrower of its Equity Interests to Holdings and the dissolution of Holdings, in each case, in connection with a Qualified Public Offering.

“IP Rights” shall have the meaning assigned to such term in Section 3.17.

“IP Security Agreements” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.

“IRS” shall mean the United States Internal Revenue Service.

“Issuing Bank” shall mean, as the context may require, (a) Credit Suisse AG, Cayman Islands Branch, acting through any of its Affiliates or branches, in its capacity as an issuer of Letters of Credit hereunder and (b) any other Lender that may become an Issuing Bank pursuant to Section 2.22(i) or 2.22(k), with respect to Letters of Credit issued by such Lender. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates or branches of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate or branch with respect to Letters of Credit issued by such Affiliate or branch.

“Issuing Bank Fees” shall have the meaning assigned to such term in Section 2.05(c).

“Junior Financing” shall have the meaning assigned to such term in Section 6.09(a).

“L/C Commitment” shall mean the commitment of the Issuing Banks to issue Letters of Credit as set forth on Schedule 2.01 pursuant to Section 2.22.

“L/C Commitment Maturity Date” shall mean the date that is 30 days prior to the Revolving Credit Maturity Date.

“L/C Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.

“L/C Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate amount of all L/C Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The L/C Exposure of any Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate L/C Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the International Standby Practices (ISP98), such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided that, except for purposes of Section 2.05(c)(ii), with respect to any Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

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“L/C Maturity Date” shall mean the date that is five (5) Business Days prior to the Revolving Credit Maturity Date.

“L/C Participation Fee” shall have the meaning assigned to such term in Section 2.05(c).

“L/C Sublimit” shall mean an amount equal to the lesser of (a) $5,000,000 and (b) the aggregate amount of the Revolving Credit Commitments. The L/C Sublimit is part of, and not in addition to, the Revolving Facility.

“Latest Maturity Date” shall mean, at any date of determination, the then-latest final maturity date applicable to any Loan or Commitment outstanding at such time.

“Latest Revolving Maturity Date” shall mean, at any date of determination, the then-latest final maturity date applicable to any Revolving Loan outstanding at such time.

“Latest Term Maturity Date” shall mean, at any date of determination, the then-latest final maturity date applicable to any Term Loan outstanding at such time.

“Lenders” shall mean (a) the persons listed on Schedule 2.01 (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any person that has become a party hereto as a Lender pursuant to an Assignment and Acceptance or an Incremental Assumption Agreement.

“Letter of Credit” shall mean any standby letter of credit issued pursuant to Section 2.22.

“LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the commencement of such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the Interpolated Rate, for a period equal in length to the Interest Period of the Loan.

“LIBO Screen Rate” shall mean, for any day and time, with respect to any Eurodollar Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent by reference to the London interbank offered rate as administered by ICE Benchmark Administration (or any other person that takes over the administration of such rate) for deposits in Dollars (as set forth on Reuters Screen LIBOR01 (or any successor thereto) or, in the event such rate does not appear on a page of the Reuters screen, as set forth on the appropriate page of such other information service selected by the Administrative Agent in its reasonable discretion from time to time that has been nominated by the ICE Benchmark Administration (or such successor person) as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period.

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“Lien ” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien (statutory or other), pledge, encumbrance, hypothecation, assignment, deposit arrangement, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Document Obligations” shall mean all obligations defined as “Loan Document Obligations” in the Guarantee and Collateral Agreement and the other Security Documents.

“Loan Documents” shall mean this Agreement, the Letters of Credit, the Security Documents, each Incremental Assumption Agreement, each Refinancing Amendment, any Loan Modification Agreement and, except for the purposes of Section 9.08, the promissory notes, if any, executed and delivered pursuant to Section 2.04(e).

“Loan Modification Agreement” shall mean a Loan Modification Agreement in form and substance reasonably satisfactory to the Administrative Agent, the Borrower and the Accepting Lenders party thereto.

“Loan Modification Offer” shall have the meaning assigned to such term in Section 2.25(a).

“Loan Parties” shall mean Holdings, the Borrower and the Subsidiary Guarantors (each individually a “Loan Party”).

“Loans” shall mean the Revolving Loans and the Term Loans.

“Majority in Interest”, when used in reference to Lenders of any Class, shall mean, at any time, (a) in the case of Revolving Credit Lenders of any Class, Lenders having Revolving Credit Exposure and unused Revolving Credit Commitments representing more than 50% of the sum of all the Revolving Credit Exposure and unused Revolving Credit Commitments of such Class outstanding at such time and (b) in the case of the Term Lenders of any Class, Lenders holding outstanding Term Loans of such Class representing more than 50% of all Term Loans of such Class outstanding at such time; provided that the Revolving Credit Exposure and unused Revolving Credit Commitments of any Defaulting Lender shall be disregarded in the determination of Majority in Interest for purposes of clause (a) at any time.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean a material adverse effect on (i) the business, assets, financial condition or results of operations, in each case, of the Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the rights and remedies (taken as a whole) of the Administrative Agent or the Lenders under the Loan Documents or (iii) the ability of the Loan Parties (taken as a whole) to perform their payment obligations under the Loan Documents.

“Material Indebtedness” shall mean any Indebtedness (other than the Loans and Letters of Credit) or obligations in respect of one or more Hedging Agreements, of Holdings, the Borrower or any other Restricted Subsidiary in an aggregate principal amount exceeding $20,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the Agreement Value of such Hedging Agreement at such time.

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“Material Subsidiary” shall mean any Restricted Subsidiary, other than any Immaterial Subsidiary, but including, at all times, the Borrower.

“Maturity Date” shall mean the Revolving Credit Maturity Date, the Term Loan Maturity Date, the Incremental Revolving Loan Maturity or the Incremental Term Loan Maturity Date, as the context may require.

“Maximum Rate” shall have the meaning assigned to such term in Section 9.09.

“MFN Conditions” shall have the meaning assigned to such term in Section 2.23(c).

“Minimum Collateral Amount” shall mean, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 103% of the Fronting Exposure of the Issuing Bank with respect to Letters of Credit issued and outstanding at such time and (ii) otherwise, an amount determined by the Administrative Agent and the Issuing Bank in their sole discretion.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto.

“Mortgaged Properties” shall mean, initially, the owned real properties of the Loan Parties specified on Schedule 1.01(a), and shall include each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.10 or 5.11.

“Mortgages” shall mean the mortgages, deeds of trust, assignments of leases and rents, modifications and other security documents delivered pursuant to clause (i) of Section 4.02(k) or pursuant to Section 5.10 or 5.11, each substantially in the form of Exhibit D with such changes thereto as shall be reasonably acceptable to the Collateral Agent, including all such changes as may be required to account for local law matters.

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA, to which Holdings, the Borrower, any other Restricted Subsidiary, or any of their ERISA Affiliates contributes to, or has within any of the preceding six years contributed.

“Net Cash Proceeds” shall mean (a) with respect to any Asset Sale, the cash proceeds (including (i) casualty insurance settlements and condemnation awards and (ii) cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received) from such Asset Sale, net of (i) selling expenses (including reasonable broker’s fees or commissions, legal fees, transfer and all other Taxes, including, without duplication, the Borrower’s good faith estimate of income Taxes paid or payable in connection with such sale), (ii) amounts provided as a reserve by the Borrower and the other Restricted Subsidiaries, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds) and (iii) the principal amount, premium or penalty, if any, interest and other amounts on any

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Indebtedness which is secured by the asset sold in such Asset Sale and which is required to be repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset); provided, however, that, if (x) the Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent promptly following the receipt thereof setting forth the Borrower’s intent to reinvest such proceeds in productive assets of a kind then used or usable in the business of the Borrower and the other Restricted Subsidiaries within 12 months of receipt of such proceeds and (y) no Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent (A) not so used (or committed to be used) at the end of such twelve-month period or (B) if committed to be used within such 12-month period, not so used within 180 days after the end of such 12-month period, at which time such proceeds shall be deemed to be Net Cash Proceeds and (b) with respect to any issuance or incurrence of Indebtedness, the cash proceeds thereof, net of all Taxes and customary fees, commissions, costs and other expenses incurred in connection therewith.

“Non-Consenting Lender” shall mean any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders (or of any other Class or group of Lenders other than the Required Lenders) in accordance with the terms of Section 9.08 and (b) has been approved by, as applicable, the Required Lenders (or the Lenders holding Loans or Commitments of such Class or group representing more than 50% of the sum of the total Loans and unused Commitments of such Class or group at such time).

“Non-Defaulting Lender” shall mean, at any time, each Lender that is not a Defaulting Lender at such time.

“Obligations” shall mean all obligations defined as “Obligations” in the Guarantee and Collateral Agreement and the other Security Documents.

“OFAC” shall have the meaning assigned to such term in Section 3.20.

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.21).

“Parent Company” means (a) Holdings and (b) any other Person of which the Borrower is a direct or indirect Wholly Owned Subsidiary.

“Participant” shall have the meaning assigned to such term in clause (f) of Section 9.04.

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“Participant Register” shall have the meaning assigned to such term in clause (g) of Section 9.04.

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Perfection Certificate” shall mean the Perfection Certificate substantially in the form of Exhibit B to the Guarantee and Collateral Agreement.

“Permitted Acquisition” shall have the meaning assigned to such term in Section 6.04(g).

“Permitted Amendments” shall have the meaning assigned to such term in Section 2.25(c).

“Permitted Investors” shall mean HTSC.

“Permitted Liens” shall mean any Liens expressly permitted by Section 6.02.

“Permitted Refinancing Indebtedness” shall have the meaning assigned to such term in Section 6.01(m).

“Person” or “person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan, but including any “multiple employer” pension plan within the meaning of Sections 4063 and 4064 of ERISA) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Holdings, the Borrower, any other Restricted Subsidiary or any of their ERISA Affiliates is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” (as defined in Section 3(5) of ERISA) or “contributing sponsor” (as defined in Section 4001(a)(13) of ERISA).

“Platform” shall have the meaning assigned to such term in Section 9.01(g).

“Pledged Collateral” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Prime Rate” shall mean the rate of interest per annum determined from time to time by the Credit Suisse AG, as its prime rate in effect at its principal office in New York City and notified to the Borrower. The prime rate is a rate set by Credit Suisse AG based upon various factors including Credit Suisse AG’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such rate.

“Pro Rata Percentage” of any Revolving Credit Lender at any time shall mean the percentage of the Total Revolving Credit Commitment represented by such Revolving Credit Lender’s Revolving Credit Commitment. In the event the Revolving Credit Commitments shall have expired or been terminated, the Pro Rata Percentages shall be determined on the basis of the Revolving Credit Commitments most recently in effect, giving effect to any subsequent assignments.

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“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time

“Public Company Costs” means any charge, expense or cost associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith or relating to compliance with the provisions of the Securities Act and the Exchange Act (or, in each case, similar requirements of law under other jurisdictions), or the rules of national securities exchange companies with listed equity or debt securities, in each case as applicable to companies with equity or debt securities held by the public, including such requirements of law and rules relating to directors’ or managers’ compensation, fees and expense reimbursement, and including any charge, expense or cost relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and other executive costs, related legal and other professional fees and listing fees.

“Public Lender” shall have the meaning assigned to such term in Section 9.01(g).

“Qualified Capital Stock” of any person shall mean any Equity Interest of such person that is not Disqualified Stock.

“Qualified Public Offering” shall mean (a) the initial underwritten public offering of common Equity Interests of the Borrower or any direct or indirect parent of the Borrower pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act that results in at least $50,000,000 of net cash proceeds to the Borrower or (b) the acquisition, purchase, merger or combination of the Borrower or any direct or indirect parent of the Borrower, by, or with, a publicly traded special acquisition company that (x) is an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia, (y) prior to the Qualified Public Offering, shall have engaged in no business or activities in any material respect other than activities related to becoming and acting as a publicly traded special acquisition company and entry into the Qualified Public Offering and (z) immediately prior to the Qualified Public Offering, shall have no material assets other than cash and Cash Equivalents.

“Qualifying Bids” shall have the meaning assigned to such term in Section 2.12(c).

“Qualifying Lender” shall have the meaning assigned to such term in Section 2.12(c).

“Recipient” shall mean (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable.

“Refinanced Indebtedness” shall have the meaning assigned to such term in Section 6.01(m).

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“Refinancing Amendment” shall mean an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent and the Borrower executed by (a) Holdings, the Borrower and the Subsidiary Guarantors, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Replacement Term Loans or the Replacement Revolving Facility, as applicable, being incurred pursuant thereto and in accordance with Section 9.08(d).

“Register” shall have the meaning assigned to such term in Section 9.04(d).

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X ” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Parties” shall mean, with respect to any specified person, such person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such person and their respective Affiliates.

“Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Removal Effective Date” shall have the meaning assigned to such term in Section 8.06(b).

“Repayment Date” shall have the meaning assigned to such term in Section 2.11(a).

“Replaced Revolving Facility” shall have the meaning assigned to such term in Section 9.08(d)(ii).

“Replaced Term Loans” shall have the meaning set forth in section 9.08(d)(i).

“Replacement Revolving Facility” shall have the meaning assigned to such term in Section 9.08(d)(ii).

“Replacement Term Loans” shall have the meaning assigned to such term in Section 9.08(d)(i).

“Reply Amount” shall have the meaning assigned to such term in Section 2.12(c).

“Reply Discount Price” shall have the meaning assigned to such term in Section 2.12(c).

“Repricing Event” shall have the meaning assigned to such term in Section 2.12(e).

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“Required Lenders” shall mean, at any time, Lenders having Term Loans, Revolving Credit Exposure and unused Commitments representing more than 50% of the sum of the Aggregate Revolving Credit Exposure, outstanding Term Loans and unused Commitments at such time; provided that the Revolving Credit Exposure and unused Revolving Credit Commitments of any Defaulting Lender shall be disregarded in the determination of the Required Lenders at any time.

“Required Financial Covenant Lenders” shall mean, at any time, Revolving Credit Lenders having Revolving Credit Exposure and unused Revolving Credit Commitments representing more than 50% of the sum of the Aggregate Revolving Credit Exposure and unused Revolving Credit Commitments at such time; provided that (i) the Revolving Credit Exposure and unused Revolving Credit Commitments of any Defaulting Lender shall be disregarded in the determination of the Required Lenders at any time and (ii) if the applicable Incremental Assumption Agreement or Refinancing Amendment provides that the Lenders providing an Incremental Revolving Facility or Replacement Revolving Facility shall not have the direct benefit of the financial maintenance covenant contained in Section 6.10, then such Incremental Revolving Facility or Replacement Revolving Facility, as applicable, shall be disregarded in the determination of the Required Lenders.

“Required Revolving Lenders” shall mean, at any time, Revolving Credit Lenders having Revolving Credit Exposure and unused Revolving Credit Commitments representing more than 50% of the sum of the Aggregate Revolving Credit Exposure and unused Revolving Credit Commitments at such time; provided that the Revolving Credit Exposure and unused Revolving Credit Commitments of any Defaulting Lender shall be disregarded in the determination of the Required Lenders at any time.

“Resignation Effective Date” shall have the meaning assigned to such term in Section 8.06(a).

“Responsible Officer ” of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

“Restricted Amount” shall have the meaning set forth in Section 2.13(g).

“Restricted Debt Payment” shall have the meaning set forth in Section 6.09(b).

“Restricted Payment ” shall mean any dividend or other distribution (whether in cash, securities or other property (other than Qualified Capital Stock)) with respect to any Equity Interests in Holdings, the Borrower or any other Restricted Subsidiary, or any payment (whether in cash, securities or other property (other than Qualified Capital Stock)), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in Holdings, the Borrower or any other Restricted Subsidiary.

“Restricted Subsidiary” shall mean, collectively, (i) any existing or future direct or indirect subsidiary of the Borrower, other than any Unrestricted Subsidiary and (ii) at all times, the Borrower.

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“Retained Percentage” shall mean, with respect to any fiscal year of the Borrower, (a) 100% minus (b) the ECF Percentage with respect to such fiscal year.

“Return Bid” shall have the meaning assigned to such term in Section 2.12(c).

“Revolving Credit Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder (and to acquire participations in Letters of Credit as provided for herein) as set forth on Schedule 2.01, or in the Refinancing Amendment, Incremental Assumption Agreement or Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) increased from time to time pursuant to Section 2.23 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. Unless the context shall otherwise require, the term “Revolving Credit Commitment” shall include any Incremental Revolving Credit Commitments.

“Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s L/C Exposure.

“Revolving Credit Lender” shall mean a Lender with a Revolving Credit Commitment or an outstanding Revolving Loan.

“Revolving Credit Maturity Date” shall mean November 14, 2023.

“Revolving Facility” shall have the meaning assigned to such term in the introductory statement hereto.

“Revolving Loan ” shall mean the revolving loans made by the Lenders to the Borrower pursuant to Section 2.01. Unless the context shall otherwise require, the term “Revolving Loans” shall include any Incremental Revolving Loans.

“S&P” shall mean S&P Global Ratings, a division of S&P Global Inc., or any successor thereto.

“Secured Parties” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Securities Act” means the United States Securities Act of 1933.

“Security Documents” shall mean the Mortgages, the Guarantee and Collateral Agreement, the IP Security Agreements and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.10 or 5.11.

“Similar Business” shall mean any business and any services, activities or businesses (including technologies) incidental, or reasonably related or similar to, complementary or corollary to any line of business engaged in by the Borrower and its Restricted Subsidiaries on the Closing Date or any business activity that is a reasonable extension, development or expansion thereof or ancillary thereto.

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“Special Dividend” shall mean the special cash dividend to be paid by the Borrower to the holders of capital stock of the Borrower in the aggregate amount of up to $200,000,000 within 90 days following the Closing Date.

“Specified Equity Contribution” shall have the meaning assigned to such term in Section 7.02(a).

“Specified Representations” shall mean the representations and warranties set forth in Sections 3.01 (other than 3.01(c)), 3.02(a), 3.02(b)(i)(B) (with respect to the organizational documents of any Loan Party), 3.03, 3.10, 3.11, 3.16, 3.19 and 3.20 (with respect to the use of proceeds hereunder).

“Specified Transaction” shall mean any acquisition or other Investment, disposition or other specified transaction (including, for the avoidance of doubt, acquisitions occurring prior to the Closing Date), restructurings, cost savings initiatives and other similar initiatives.

“SPV” shall have the meaning assigned to such term in Section 9.04(j).

“Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“subsidiary” shall mean, with respect to any person (herein referred to as the “parent”), any corporation, partnership, limited liability company, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” shall mean any subsidiary of Holdings, including, at all times, the Borrower.

“Subsidiary Guarantor” shall mean each Restricted Subsidiary, other than the Borrower and any Excluded Subsidiary.

“Successor Borrower” shall have the meaning assigned to such term in Section 6.05(a).

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“Synthetic Lease” shall mean, as to any person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income Tax purposes, other than any such lease under which such person is the lessor.

“Synthetic Lease Obligations” shall mean, as to any person, an amount equal to the capitalized amount of the remaining lease payments under any Synthetic Lease that would appear on a balance sheet of such person in accordance with GAAP if such obligations were accounted for as Capital Lease Obligations.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Borrowing” shall mean a Borrowing comprised of Term Loans.

“Term Facility” shall have the meaning assigned to such term in the introductory statement hereto.

“Term Lender” shall mean a Lender with a Term Loan Commitment or an outstanding Term Loan.

“Term Loan Commitment ” shall mean, with respect to each Lender, the commitment of such Lender to make Term Loans hereunder as set forth on Schedule 2.01, or in the Incremental Assumption Agreement, Refinancing Amendment or Assignment and Acceptance pursuant to which such Lender assumed its Term Loan Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. Unless the context shall otherwise require, the term “Term Loan Commitments” shall include the Incremental Term Commitments and commitments to make Replacement Term Loans.

“Term Loan Maturity Date” shall mean November 14, 2025.

“Term Loan Repayment Dates” shall mean the Repayment Dates and the Incremental Term Loan Repayment Dates.

“Term Loans” shall mean the term loans made by the Lenders to the Borrower pursuant to clause (a) of Section 2.01. Unless the context shall otherwise require, the term “Term Loans” shall include any Incremental Term Loans.

“Test Period” shall mean, at any time, the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b), as applicable.

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“Total Assets” shall mean, at any date, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the Borrower and the other Restricted Subsidiaries on such date.

“Total Debt” shall mean, at any time, the total Indebtedness of Holdings, the Borrower and the other Restricted Subsidiaries at such time consisting only of Indebtedness for borrowed money, notes, bonds, debentures, drawn but unreimbursed obligations under letters of credit, letters of guaranty and bankers’ acceptances, obligations in respect of Capital Lease Obligations and purchase money indebtedness (other than trade accounts payable in the ordinary course of business).

“Total First Lien Debt” shall mean, at any time, the aggregate amount of the Total Debt that is secured by a first priority Lien on any asset or property of Holdings, the Borrower or any other Restricted Subsidiary.

“Total Leverage Ratio” shall mean, on any date, the ratio of (a) Total Debt on such date to (b) Consolidated EBITDA for the most recently ended Test Period.

“Total Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time. The initial Total Revolving Credit Commitment is $20,000,000.

“Transactions” shall mean, collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the making of the Borrowings hereunder, (b) the payment of the Special Dividend and (c) the payment of all fees, costs and expenses incurred or payable by Holdings, the Borrower or any other Subsidiary in connection with the foregoing (the “Transaction Costs”).

“Transaction Costs” shall have the meaning set forth in the definition of “Transactions”.

“Transformative Acquisition” shall have the meaning set forth in section 2.12(e).

“Type”, when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall mean the Adjusted LIBO Rate and the Alternate Base Rate.

“U.S. Person” shall mean any person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” shall have the meaning given such term in paragraph (f) of Section 2.20.

“Uniform Commercial Code” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Uniform Customs” shall have the meaning assigned to such term in Section 9.07.

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“Unrestricted Subsidiary” shall mean (a) any Subsidiary designated by the Borrower as an Unrestricted Subsidiary pursuant to Section 5.13 subsequent to the Closing Date and (b) any subsidiary of an Unrestricted Subsidiary; provided that in no event shall the Borrower be an Unrestricted Subsidiary.

“USA PATRIOT Act” shall mean The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Wholly Owned Subsidiary” of any person shall mean a subsidiary of such person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, Controlled or held by such person or one or more wholly owned Subsidiaries of such person or by such person and one or more wholly owned Subsidiaries of such person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” shall mean each Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

“Yield” means, as to any Indebtedness, the effective yield applicable thereto calculated by the Administrative Agent in consultation with the Borrower in a manner consistent with generally accepted financial practices, taking into account (a) interest rate margins, (b) interest rate floors (subject to the proviso set forth below), (c) any amendment to the relevant interest rate margins and interest rate floors prior to the applicable date of determination and (d) original issue discount and upfront or similar fees (based on an assumed four- year average life to maturity or lesser remaining average life to maturity), but excluding (i) any bona fide customary arrangement, commitment, structuring, underwriting, ticking or similar fees paid or payable to one or more arrangers (or their affiliates) in their capacities as such (regardless of whether any such fees are paid to or shared in whole or in part with any or all lenders) and (ii) customary consent fees paid generally to consenting lenders; provided, however, that (A) to the extent that the LIBO Rate (with an Interest Period of three months) or Alternate Base Rate (without giving effect to any floor specified in the definition thereof) is less than any floor applicable to loans in respect of which the Yield is being calculated on the date on which the Yield is determined, the amount of the resulting difference will be deemed added to the interest rate margin applicable to the relevant Indebtedness for purposes of calculating the Yield and (B) to the extent that the LIBO Rate (for a period of three months) or Alternate Base Rate (without giving effect to any floor specified in the definition thereof) is greater than any applicable floor on the date on which the Yield is determined, the floor will be disregarded in calculating the Yield.

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SECTION 1.02 Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all types of tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time, in each case, in accordance with the express terms of this Agreement, (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws) and (c) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however’, that if Holdings notifies the Administrative Agent that Holdings wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then Holdings’ compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to Holdings and the Required Lenders.

SECTION 1.03 Pro Forma and Other Calculations. (a) Notwithstanding anything to the contrary herein, the Total Leverage Ratio, First Lien Leverage Ratio and Consolidated EBITDA shall be calculated in the manner prescribed by this Section; provided that, when calculating any such ratio or amount (i) for purposes of the definition of ECF Percentage and (ii) for the purposes of actual compliance with the financial maintenance covenant contained in Section 6.10 (as opposed to a pro forma calculation for purposes of another provision), the events described in Sections 1.03(b), 1.03(c) and 1.03(d) below that occurred subsequent to the end of the Test Period shall not be given pro forma effect.

(b) For purposes of calculating the First Lien Leverage Ratio, the Total Leverage Ratio and Consolidated EBITDA, Specified Transactions (including, for the avoidance of doubt, the Transactions) that have been completed by Holdings or any of its Restricted Subsidiaries during the applicable Test Period or subsequent to the end of such Test Period, and prior to or simultaneously with the event with respect to which the calculation of any such ratio is being made, shall be calculated on a pro forma basis assuming that all such Specified Transactions had occurred on the first day of the applicable Test Period. If since the beginning of any such Test

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Period any person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any other Restricted Subsidiary since the beginning of such Test Period shall have completed any Specified Transaction that would have required adjustment pursuant to this Section, then the First Lien Leverage Ratio and the Total Leverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Specified Transaction occurred at the beginning of the applicable Test Period. Notwithstanding the foregoing, at the election of the Borrower, such pro forma adjustment shall not be required to be determined for any acquired entity or business to the extent the aggregate consideration paid in connection with such acquisition is less than $5,000,000.

(c) In the event that Holdings or any Restricted Subsidiary incurs, assumes, guarantees, redeems, repays, retires or extinguishes any Indebtedness included in the definition of Total Debt (other than Indebtedness incurred or repaid under any revolving credit facility unless all such Indebtedness has been permanently repaid and no such amount has been replaced), subsequent to the end of the Test Period with respect to which the First Lien Leverage Ratio or the Total Leverage Ratio, as the case may be, is being calculated, and prior to or simultaneously with the event with respect to which the calculation of any such ratio is being made, the First Lien Leverage Ratio or the Total Leverage Ratio, as the case may be, shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, repayment, retirement or extinguishment of Indebtedness and the resulting proceeds therefrom, as if the same had occurred on the last day of the applicable Test Period.

(d) All pro forma calculations permitted or required to be made pursuant to this Agreement (i) may include those adjustments permitted by and calculated in accordance with Article 11 of Regulation S-X under the Securities Act and (ii) may include pro forma “run rate” cost savings, operating expense reductions and synergies (net of actual amounts realized) related to any Specified Transaction that are projected by such Person in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of such Person) and realized within 24 months after such Specified Transaction; provided that all such adjustments shall be set forth in a reasonably detailed certificate of a Financial Officer of the Borrower certifying that such adjustments have been prepared in good faith based upon assumptions believed to be reasonable, using, for purposes of making such calculations, the historical consolidated financial statements of the Borrower (which shall be reformulated as if such Specified Transaction, and any other Specified Transaction that has been consummated during the period, had been consummated on the first day of the applicable period); provided further that the aggregate amount added to or included in Consolidated EBITDA pursuant to clause (ii) above or clauses (a)(vii) or (a)(viii) of the definition of “Consolidated EBITDA” for any Test Period, shall not exceed 25.0% of Consolidated EBITDA (giving effect to such adjustments) for such Test Period.

(e) For purposes of determining pro forma compliance with the financial maintenance covenant set forth in Section 6.10, with respect to any Test Period ending prior to March 31, 2019, the ratio applicable to the Test Period ending March 31, 2019 shall be applicable.

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(f) Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio (including Section 6.10 hereof, any First Lien Leverage Ratio test or any Total Leverage Ratio test) (any such amounts, the “Incurrence-Based Amounts”), it is understood and agreed that the Fixed Amounts shall be disregarded in the calculation of the financial ratio or test applicable to any substantially concurrent utilization of the Incurrence-Based Amounts.

(g) For purposes of determining the permissibility of any action, change, transaction or event that requires a calculation of any financial ratio or test (including any leverage ratio or the amount of Consolidated EBITDA), such financial ratio or test shall be calculated at the time such action is taken, such change is made, such transaction is consummated or such event occurs (or at such other time elected by the Borrower in accordance with Section 1.03(h) below), as the case may be, and no default or event of default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after the time such action is taken, such change is made, such transaction is consummated or such event occurs (or at such time elected by the Borrower in accordance with Section 1.03(h) below), as the case may be.

(h) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, to the extent that this Agreement or any other Loan Document requires (i) compliance with any financial ratio or test (including the financial maintenance covenant set forth in Section 6.10 hereof), (ii) accuracy of representations and warranties (other than Specified Representations), (iii) the absence of a Default or Event of Default (or any type of Default or Event of Default) or (iv) testing availability under baskets set forth herein (including compliance with the Incremental Facility Amount or any cap expressed as a percentage of Consolidated EBITDA), in each case, as a condition to (x) the consummation of any transaction in connection with any acquisition or similar Investment, (y) the making of any Restricted Payment and/or (z) the making of any Restricted Debt Payment, the determination of whether the relevant condition is satisfied may be made, at the election of the Borrower: (A) in the case of any acquisition or similar Investment, at the time of the execution of the definitive agreement with respect to the relevant acquisition or Investment, after giving effect to the acquisition or Investment and any related Indebtedness and Liens on a pro forma basis, (B) in the case of any Restricted Payment, at the time of the declaration of such Restricted Payment, after giving effect to the relevant Restricted Payment on a pro forma basis or (C) in the case of any Restricted Debt Payment, at the time of delivery of irrevocable (which may be conditional) notice with respect to such Restricted Debt Payment, after giving effect to the relevant Restricted Debt Payment on a pro forma basis. If the Borrower makes any such election to determine whether the relevant condition is satisfied at the times set forth in the foregoing clauses (A), (B) or (C), for purposes of calculating the availability under any basket hereunder in connection with any action or transaction following such time and prior to the earlier of the date on which such acquisition or other Investment, Restricted Payment or Restricted Debt Payment, as applicable, is consummated or the date that the definitive agreement or date for Restricted Debt Payment or Restricted Payment specified in the notice or declaration therefor is terminated, expires or passes, as applicable, without consummation thereof, any such basket shall be determined or tested giving pro forma effect to such acquisition or other Investment, Restricted Payment or Restricted Debt Payment, as applicable, and any actions or transactions related thereto (including the incurrence of any Indebtedness in connection therewith).

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SECTION 1.04 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Borrowing”).

SECTION 1.05 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE II

The Credits

SECTION 2.01 Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, (i) to make a Term Loan to the Borrower on the Closing Date in a principal amount not to exceed its Term Loan Commitment, and (ii) to make Revolving Loans to the Borrower, at any time and from time to time after the date hereof, and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Revolving Credit Exposure exceeding such Lender’s Revolving Credit Commitment. Subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of Term Loans may not be reborrowed.

(b) Each Lender having an Incremental Term Loan Commitment, severally and not jointly, hereby agrees, subject to the terms and conditions and relying upon the representations and warranties set forth herein and in the applicable Incremental Assumption Agreement, to make Incremental Term Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment. Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed.

(c) Each Lender having an Incremental Revolving Credit Commitment, severally and not jointly, hereby agrees, subject to the terms and conditions and relying upon the representations and warranties set forth herein and in the applicable Incremental Assumption Agreement, to make Incremental Revolving Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Revolving Credit Commitment. The Borrower may borrow, pay or prepay and reborrow Revolving Loans.

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SECTION 2.02 Loans. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that except as otherwise expressly provided herein, no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for Loans deemed made pursuant to Section 2.02(f), the Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $1,000,000 and not less than $5,000,000 (except, with respect to any Incremental Term Borrowing, to the extent otherwise provided in the related Incremental Assumption Agreement) or (ii) equal to the remaining available balance of the applicable Commitments.

(b) Subject to Sections 2.02(f), 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in more than eight Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

(c) Except with respect to Loans made pursuant to Section 2.02(f), each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City, as the Administrative Agent may designate, not later than 1:00 p.m., New York City time, and the Administrative Agent shall promptly credit the amounts so received to an account designated by the Borrower in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

(d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower to but excluding the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement.

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(e) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Borrowing of Revolving Loans if the Interest Period requested with respect thereto would end after the Revolving Credit Maturity Date.

(f) If the Issuing Bank shall not have received from the Borrower the payment required to be made by Section 2.22(e) within the time specified in such Section, the Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each Revolving Credit Lender of such L/C Disbursement and its Pro Rata Percentage thereof. Each Revolving Credit Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., New York City time, on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 (noon), New York City time, on any day, not later than 10:00 a.m., New York City time, on the immediately following Business Day), an amount equal to such Lender’s Pro Rata Percentage of such L/C Disbursement (it being understood that (i) if the conditions precedent to borrowing set forth in Sections 4.01(b) and (c) have been satisfied, such amount shall be deemed to constitute an ABR Revolving Loan of such Lender and, to the extent of such payment, the obligations of the Borrower in respect of such L/C Disbursement shall be discharged and replaced with the resulting ABR Borrowing of Revolving Loans, and (ii) if such conditions precedent to borrowing have not been satisfied, then any such amount paid by any Revolving Credit Lender shall not constitute a Loan and shall not relieve the Borrower from its obligation to reimburse such L/C Disbursement), and the Administrative Agent will promptly pay to the Issuing Bank amounts so received by it from the Revolving Credit Lenders. The Administrative Agent will promptly pay to the Issuing Bank any amounts received by it from the Borrower pursuant to Section 2.22(e) prior to the time that any Revolving Credit Lender makes any payment pursuant to this paragraph (f); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to the Issuing Bank, as their interests may appear. If any Revolving Credit Lender shall not have made its Pro Rata Percentage of such L/C Disbursement available to the Administrative Agent as provided above, the Borrower and such Lender (severally with respect to the Borrower) agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Administrative Agent for the account of the Issuing Bank at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to Section 2.06(a), and (ii) in the case of such Lender, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

SECTION 2.03 Borrowing Procedure. In order to request a Borrowing (other than a deemed Borrowing pursuant to Section 2.02(f), as to which this Section 2.03 shall not apply), the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 (noon), New York City time, three Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 12:00 (noon), New York City time, on the Business Day of a proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable, and shall be confirmed promptly by hand delivery or fax to the Administrative Agent of a written Borrowing Request and shall specify the following information: (i) whether the Borrowing then being requested is to be a Term Borrowing, an Incremental Term Borrowing or a Revolving Borrowing, and whether such

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Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed; (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender’s portion of the requested Borrowing.

SECTION 2.04 Evidence of Debt; Repayment of Loans. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each applicable Lender (i) the then unpaid principal amount of the applicable Class of Term Loans of such Lender as provided in Section 2.11 and (ii) the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Credit Maturity Date.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Class and Type thereof and, if applicable, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower or any Guarantor and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded absent manifest error; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

(e) Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in the form of Exhibit E-1 or E-2, as applicable. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

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SECTION 2.05 Fees. (a) The Borrower agrees to pay to each Revolving Credit Lender (which is not a Defaulting Lender), through the Administrative Agent, on the last Business Day of March, June, September and December in each year and on each date on which any Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a commitment fee (the “Commitment Fee”) equal to the Commitment Percentage Fee, per annum, on the average daily unused amount of the Revolving Credit Commitment of such Lender during the preceding quarter (or other period commencing with the date hereof or ending with the Revolving Credit Maturity Date or the date on which the Revolving Credit Commitments of such Lender shall expire or be terminated). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

(b) The Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees at the times and in the amounts separately agreed upon between the Borrower and the Administrative Agent (the “Administrative Agent Fees”).

(c) The Borrower agrees to pay (i) to each Revolving Credit Lender (which is not a Defaulting Lender), through the Administrative Agent, on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Credit Commitment of such Lender shall be terminated as provided herein, a fee (an “L/C Participation Fee”) calculated on such Lender’s Pro Rata Percentage of the daily aggregate L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements) during the preceding quarter (or shorter period commencing with the date hereof or ending with the Revolving Credit Maturity Date or the date on which all Letters of Credit have been canceled or have expired and the Revolving Credit Commitments of all Lenders shall have been terminated) at a rate per annum equal to the Applicable Margin from time to time used to determine the interest rate on Revolving Credit Borrowings comprised of Eurodollar Loans pursuant to Section 2.06, (ii) to the applicable Issuing Bank with respect to each Letter of Credit issued by such Issuing Bank, a fronting fee in the amount agreed with such Issuing Bank (but in no event more than 0.125% per annum) of the L/C Exposure (the “Issuing Bank Fees”) and (iii) customary issuance and administration fees. All L/C Participation Fees and Issuing Bank Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

(d) [Intentionally Omitted].

(e) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that the Issuing Bank Fees shall be paid directly to the Issuing Bank. Once paid, none of the Fees shall be refundable under any circumstances.

SECTION 2.06 Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days (or, in the case of ABR Loans the interest payable on which is then based on the Prime Rate, over a year of 365 or 366 days, as applicable) and calculated from and including the date of such Borrowing to but excluding the date of repayment thereof) at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

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(b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

(c) Interest on each Loan shall be payable in arrears on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.07 Default Interest. Notwithstanding the foregoing, if upon the occurrence and during the continuance of any Event of Default under paragraph (b), (c), (g) or (h) of Section 7.01, any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, then, until such overdue amount shall have been paid in full, to the extent permitted by law, all overdue amounts outstanding under this Agreement and the other Loan Documents shall bear interest (after as well as before judgment), payable on demand, (a) in the case of principal or interest, at the rate otherwise applicable to such Loan (or in the case of interest, the Loan to which such interest relates) pursuant to Section 2.06 plus 2.00% per annum and (b) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the rate that would be applicable to an ABR Revolving Loan plus 2.00% per annum.

SECTION 2.08 Alternate Rate of Interest. (a) In the event, and on each occasion, that on the day that is two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing, (i) the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, (ii) the Administrative Agent is advised by a Majority in Interest of the Lenders of the Class making or maintaining such Eurodollar Loans that the Adjusted LIBO Rate will not adequately and fairly reflect the cost to such Lenders of making or maintaining such Eurodollar Loans during such Interest Period or (iii) the Administrative Agent shall have determined that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate (including because the LIBO Screen Rate is not available or published on a current basis) for such Interest Period, the Administrative Agent shall, as soon as practicable thereafter, give written or fax notice of such determination to the Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurodollar Borrowing pursuant to Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent under this Section 2.08(a) shall be conclusive absent manifest error.

(b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(iii) of this Section have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in paragraph (a)(iii) of this Section have not arisen but either (w) the supervisor for the administrator of the LIBO Screen Rate has made a public statement that the administrator of the

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LIBO Screen Rate is insolvent (and there is no successor administrator that will continue publication of the LIBO Screen Rate), (x) the administrator of the LIBO Screen Rate has made a public statement identifying a specific date after which the LIBO Screen Rate will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of the LIBO Screen Rate), (y) the supervisor for the administrator of the LIBO Screen Rate has made a public statement identifying a specific date after which the LIBO Screen Rate will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate may no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States denominated in Dollars at such time, and the Administrative Agent, Holdings and the Borrower shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but, for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Rate); provided that, if such alternate rate of interest as so determined would be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement. Notwithstanding anything to the contrary in Section 9.08, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date a copy of such amendment is provided to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.08(b), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), any request by the Borrower for a Eurodollar Borrowing pursuant to Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing.

SECTION 2.09 Termination and Reduction of Commitments. (a) The Term Loan Commitments (other than any Incremental Term Loan Commitments, which shall terminate as provided in the related Incremental Assumption Agreement) shall automatically terminate upon the making of the Term Loans on the Closing Date. The Revolving Credit Commitments (other than any Incremental Revolving Credit Commitments of a different Class than the Revolving Facility, which shall terminate as provided in the related Incremental Assumption Agreement) shall automatically terminate on the Revolving Credit Maturity Date. The L/C Commitment shall automatically terminate on the earlier to occur of (i) the termination of all Initial Revolving Credit Commitments and (ii) the L/C Commitment Maturity Date.

(b) Upon at least three Business Days’ prior irrevocable written or fax notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Term Loan Commitments or the Revolving Credit Commitments; provided, however, that (i) each partial reduction of the Term Loan Commitments or the Revolving Credit Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000 and (ii) the Total Revolving Credit Commitment shall not be reduced to an amount that is less than the Aggregate Revolving Credit Exposure at the time. A notice of termination or reduction may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

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(c) Each reduction in the Term Loan Commitments or the Revolving Credit Commitments hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments. The Borrower shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Commitment Fees on the amount of the Revolving Credit Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction.

SECTION 2.10 Conversion and Continuation of Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 12:00 (noon), New York City time, on the Business Day of conversion, to convert any Eurodollar Borrowing into an ABR Borrowing, (b) not later than 12:00 (noon), New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period, and (c) not later than 12:00 (noon), New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

(i) [intentionally omitted];

(ii) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

(iii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

(iv) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

(v) if any Eurodollar Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

(vi) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

(vii) any portion of a Eurodollar Borrowing that cannot be converted into or continued as a Eurodollar Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing;

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(viii) no Interest Period may be selected for any Eurodollar Term Loan Borrowing that would end later than a Term Loan Repayment Date, as the case may be, occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (a) the Eurodollar Term Borrowings of the applicable Class with Interest Periods ending on or prior to such Term Loan Repayment Date, and (b) the ABR Term Loan Borrowings of the applicable Class would not be at least equal to the principal amount of Term Borrowings to be paid on such Term Loan Repayment Date; and

(ix) upon notice to the Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of an Event of Default, no outstanding Loan may be converted into, or continued as, a Eurodollar Loan.

Each notice pursuant to this Section 2.10, which shall be in writing, shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower request be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender’s portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted into an ABR Borrowing.

SECTION 2.11 Repayment of Term Borrowings. (a) The Borrower shall repay to the Administrative Agent, for the account of the Term Lenders, on the last Business Day of each March, June, September and December, beginning with the last Business Day of March 2019 and ending with the first such day to occur prior to the Term Loan Maturity Date (each such date being called a “Repayment Date”), a principal amount of Term Loans (other than any Term Loans that by their terms do not share ratably in such payments as specified herein) for each such date equal to 0.25% of the aggregate principal amount of the Term Loans outstanding on the Closing Date, as adjusted from time to time pursuant to Sections 2.11(b), 2.12, 2.13(f) and 2.23(c), together in each case with accrued and unpaid interest on the principal amount to be paid to, but excluding, the date of such payment.

(b) In the event and on each occasion that the Term Loan Commitments shall be reduced or shall expire or terminate other than as a result of the making of a Term Loan, the installments payable on each Term Loan Repayment Date, as applicable, shall be reduced pro rata (or otherwise in accordance with this Agreement) by an aggregate amount equal to the amount of such reduction, expiration or termination.

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(c) To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date or the Incremental Term Loan Maturity Date, as applicable, together with accrued and unpaid interest on the principal amount to be paid to, but excluding, the date of payment.

(d) All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

SECTION 2.12 Optional Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, without premium or penalty, except in the case of a Repricing Event (as defined below), upon at least three Business Days’ prior written or fax notice (or telephone notice promptly confirmed by written or fax notice) in the case of Eurodollar Loans, or written or fax notice (or telephone notice promptly confirmed by written or fax notice) on the same Business Day of prepayment in the case of ABR Loans, to the Administrative Agent before 12:00 (noon), New York City time; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000.

(b) Optional prepayments of Term Loans pursuant to Section 2.12(a) shall be allocated among the Classes of outstanding Term Loans as specified by the Borrower and applied against the remaining scheduled installments of principal due in respect of such Term Loans under Section 2.11 as directed by the Borrower (or, in the absence of such direction, in direct order of maturity).

(c) Notwithstanding anything to the contrary contained in this Section 2.12 or any other provision of this Agreement and without otherwise limiting the rights in respect of prepayments of the Term Loans, Holdings, the Borrower or any Restricted Subsidiary may repurchase outstanding Term Loans through Dutch auctions open to all Lenders holding Term Loans and/or open market purchases pursuant to this Section 2.12(c) on the following basis:

(i) Holdings, the Borrower or any Restricted Subsidiary may conduct one or more Dutch auctions in compliance with the terms and conditions set forth in this Section 2.12(c)(i) (each such Dutch auction, an “Auction”) to repurchase all or any portion of the Term Loans:

(A) To commence any Auction, Holdings, the Borrower or the relevant Restricted Subsidiary shall provide written notice to the Administrative Agent (for distribution to the Lenders) of the Term Loans that will be the subject of the Auction (an “Auction Notice”). Each Auction Notice shall be in a form reasonably acceptable to the Administrative Agent and shall contain (x) the total cash value of the bid, in a minimum amount of $10,000,000 with minimum increments of $1,000,000 (the “Auction Amount”) and (y) the discount to par, which shall be a range (the “Discount Range”) of percentages of the par principal amount of the Term Loans at issue that represents the range of purchase prices that could be paid in the Auction;

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(B) In connection with any Auction, each Term Lender may, in its sole discretion, participate in such Auction and may provide the Administrative Agent with a notice of participation (the “Return Bid”), which shall be in a form reasonably acceptable to the Administrative Agent and shall specify (x) a price reflecting a discount to par that must be expressed as a price (the “Reply Discount Price”), which must be within the Discount Range, and (y) a principal amount of Term Loans which must be in increments of $1,000,000 or in an amount equal to the Term Lender’s entire remaining amount of such Loans (the “Reply Amount”). Term Lenders may only submit one Return Bid per Auction. In addition to the Return Bid, the participating Term Lender must execute and deliver, to be held in escrow by the Administrative Agent, an Affiliated Lender Assignment and Assumption;

(C) Based on the Reply Discount Prices and Reply Amounts received by the Administrative Agent, the Administrative Agent, in consultation with Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, will determine the applicable discount (the “Applicable Discount”) for the Auction, which will be the lowest Reply Discount Price for which Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, can complete the Auction at the Auction Amount; provided that, in the event that the Reply Amounts are insufficient to allow Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, to complete a purchase of the entire Auction Amount (any such Auction, a “Failed Auction”), the Borrower shall either, at its election, (x) withdraw the Auction or (y) complete the Auction at an Applicable Discount equal to the highest Reply Discount Price. Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, shall purchase Term Loans (or the respective portions thereof) from each Term Lender with a Reply Discount Price reflecting a discount from par that is equal to or greater than that of the Applicable Discount (“Qualifying Bids”) at the Applicable Discount; provided that if the aggregate proceeds required to purchase all Term Loans subject to Qualifying Bids would exceed the Auction Amount for such Auction, Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, shall purchase such Term Loans at the Applicable Discount ratably based on the principal amounts of such Qualifying Bids (subject to rounding requirements specified by the Administrative Agent). Each participating Term Lender will receive notice of a Qualifying Bid as soon as reasonably practicable but in no case later than five Business Days from the date the Return Bid was due;

(D) Once initiated by an Auction Notice, Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, may not withdraw an Auction other than a Failed Auction. Furthermore, in connection with any Auction, upon submission by a Term Lender of a Qualifying Bid, such Lender (each, a “Qualifying Lender”) will be obligated to sell the entirety or its allocable portion of the Reply Amount, as the case may be, at the Applicable Discount. Each

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purchase of Term Loans in an Auction shall be consummated pursuant to procedures (including as to response deadlines, rounding amounts, type and Interest Period of accepted Term Loans, and calculation of the Applicable Discount referred to above) established by the Administrative Agent and agreed to by Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable; and

(E) The repurchases by Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, of Term Loans in an Auction pursuant to this Section 2.12(c) (i) shall be subject to the following conditions: (1) the Auction is open to all Term Lenders on a pro rata basis, (2) no Event of Default has occurred or is continuing or would result therefrom, (3) Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, shall execute an Affiliated Lender Assignment and Assumption with each Lender selling any Term Loans in the relevant Auction, (4) [intentionally omitted], (5) any Term Loans repurchased pursuant to this Section 2.12(c) shall be automatically and permanently canceled upon acquisition thereof by Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, and (6) none of Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, shall use the proceeds of Revolving Loans to make any such repurchase; and

(ii) Holdings, the Borrower or any Restricted Subsidiary may conduct one or more open market purchases of all or any portion of the Term Loans without the consent of the Administrative Agent to such purchase subject to the following conditions: (1) as of the date of entry into a binding agreement with respect to the relevant open market purchase, no Default or Event of Default has occurred or is continuing or would result therefrom, (2) Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, shall execute an Affiliated Lender Assignment and Assumption with each Lender selling any Term Loans in the relevant open market purchase, (3) [intentionally omitted], (4) any Term Loans repurchased pursuant to this Section 2.12(c) shall be automatically and permanently canceled upon acquisition thereof by Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, and (5) none of Holdings, the Borrower or the relevant Restricted Subsidiary, as applicable, shall use the proceeds of Revolving Loans to make any such repurchase.

(d) Each notice of prepayment shall specify (i) the prepayment date, (ii) the principal amount of each Borrowing (or portion thereof) to be prepaid and (iii) the Class of Loans to be prepaid and the scheduled installment or installments of principal to which such prepayment is to be applied. Each such notice shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein; provided, however, that such notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied; provided further, however, that the provisions of Section 2.16 shall apply with respect to any such revocation or extension. All prepayments under this Section 2.12 shall be subject to Section 2.16 and other than prepayments of ABR Revolving Loans that are not made in connection with the termination or permanent reduction of the Revolving Credit Commitments, shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

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(e) In the event that on or prior to the date that is six months after the Closing Date, (i) all or a portion of the Term Loans funded on the Closing Date are prepaid in a Repricing Event (including, for the avoidance of doubt, any prepayment made pursuant to Section 2.13(d) that constitutes a Repricing Event) or (ii) a Term Lender is deemed a Non-Consenting Lender and must assign its Term Loans funded on the Closing Date pursuant to Section 2.21 in connection with any waiver, amendment or modification that constitutes a Repricing Event, then, in each case, the aggregate principal amount so prepaid or assigned will be subject to a fee payable by the Borrower equal to 1.00% of the principal amount of such Term Loans repaid or assigned in connection with such Repricing Event, on the date of such Repricing Event. Such fee shall be paid by the Borrower to the Administrative Agent, for the account of the applicable Lenders of the applicable Class, on the date of such Repricing Event. For the purpose of this Section 2.12(e), (A) “Repricing Event” shall mean each of (1) the refinancing of all or a portion of the Term Loans funded on the Closing Date with the proceeds of any syndicated term loans secured on a pari passu basis with the Term Loans funded on the Closing Date (including any Replacement Term Loans) incurred by any Loan Party having a Yield (as determined on the date of initial incurrence thereof) that is less than the Yield (as determined on such date) applicable to the Term Loans so refinanced and (2) any amendment, waiver or other modification of or to this Agreement that has the effect of reducing the Yield applicable to the Term Loans funded on the Closing Date; provided that, in each case of clauses (1) and (2), (x) the primary purpose of such refinancing or amendment, waiver or other modification is to reduce the Yield applicable to the Term Loans funded on the Closing Date and (y) in no event shall any such refinancing or amendment, waiver or other modification consummated in connection with a Change in Control, Qualified Public Offering or Transformative Acquisition constitute a Repricing Event and (B) “Transformative Acquisition” shall mean any acquisition by Holdings, the Borrower or any Restricted Subsidiary, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or any business line, unit or division of, any Person or of a majority of the outstanding Equity Interests of any Person that (1) is not permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition or (2) if permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition, the terms of the Loan Documents would not provide Holdings, the Borrower and its Restricted Subsidiaries with adequate flexibility for the continuation or expansion of their combined operations following such consummation, as determined by the Borrower acting in good faith.

SECTION 2.13 Mandatory Prepayments. (a) In the event of any termination of all the Revolving Credit Commitments, the Borrower shall, on the date of such termination, repay or prepay all its outstanding Revolving Credit Borrowings and replace or cause to be canceled (or make other arrangements satisfactory to the Administrative Agent and the Issuing Bank with respect to) all outstanding Letters of Credit. If, after giving effect to any partial reduction of the Revolving Credit Commitments or at any other time, the Aggregate Revolving Credit Exposure would exceed the Total Revolving Credit Commitment, then the Borrower shall, on the date of such reduction or at such other time, respectively, repay or prepay Revolving Loans and, after the Revolving Loans shall have been repaid or prepaid in full, replace or cause to be canceled (or make other arrangements satisfactory to the Administrative Agent and the Issuing Bank with respect to) Letters of Credit in an amount sufficient to eliminate such excess; provided, however, that Letters of Credit shall be cash collateralized or otherwise backstopped in an amount equal to 103% of the undrawn face amount thereof. The Borrower shall repay or prepay each Revolving Loan no later than the date that is 364 days following the date on which such Revolving Loan was made.

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(b) Not later than the third Business Day following the receipt of Net Cash Proceeds in respect of any Asset Sale made pursuant to Section 6.05(b) by the Borrower and its Restricted Subsidiaries, the Borrower shall apply 100% of the Net Cash Proceeds received with respect thereto to prepay outstanding Term Loans in accordance with Section 2.13(f); provided, however, that prepayments by the Borrower under this clause (b) shall only be required if the aggregate amount of mandatory prepayments that would otherwise be required under this clause (b) for such fiscal year exceeds $2,500,000 (with only the amount in excess of such amount required to be used to prepay the Term Loans).

(c) No later than five Business Days after the date on which the financial statements with respect to each fiscal year are required to be delivered pursuant to Section 5.04(a), commencing with the fiscal year ending December 31, 2019, the Borrower shall prepay outstanding Term Loans in accordance with Section 2.13(f) in an aggregate principal amount (the “ECF Payment Amount”) equal to the excess, if any, of (A) the ECF Percentage of Excess Cash Flow for such fiscal year then ended minus, without duplication of amounts reducing Excess Cash Flow, (B) at the option of the Borrower, the aggregate principal amount of (x) any optional prepayments or repurchases of Term Loans, Revolving Loans or Incremental Equivalent Debt that is secured on a pari passu basis with the Credit Facilities prior to the date of prepayment pursuant to this Section 2.13(c), and (y) the amount of any reduction in the outstanding amount of any Term Loans resulting from any assignment made to Holdings, the Borrower or any of its Restricted Subsidiaries in accordance with Section 2.12(c) (including in connection with any Auction) prior to the date of prepayment pursuant to this Section 2.13(c), in the case of this clause (y), based upon the actual amount of cash paid in connection with the relevant assignment, in each case, only to the extent that (I) such prepayments were not financed with the proceeds of long-term Indebtedness (other than Revolving Loans) of the Borrower and its Restricted Subsidiaries, (II) if such prepayment is a prepayment of Revolving Loans or of Incremental Equivalent Debt in the form of a revolving facility, such prepayment is accompanied by a corresponding termination or reduction of the Revolving Credit Commitment or relevant commitment, respectively, and (III) such prepayment was not previously applied to reduce the amount of any prepayment required by this clause (c); provided, however, that any such prepayment by the Borrower under this clause (c) in respect of any fiscal year shall only be required to the extent (if any) by which the ECF Payment Amount for such fiscal year exceeds $2,000,000.

(d) In the event that Holdings, the Borrower or any other Restricted Subsidiary shall receive Net Cash Proceeds from the issuance or incurrence of Indebtedness for borrowed money of Holdings, the Borrower or any other Restricted Subsidiary (other than any cash proceeds from the issuance of Indebtedness for borrowed money otherwise permitted pursuant to Section 6.01), the Borrower shall, substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds by Holdings, such Borrower or such Restricted Subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans in accordance with Section 2.13(f).

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(e) [Intentionally Omitted].

(f) Mandatory prepayments of the Term Loans shall be applied to the installments thereof as directed by the Borrower (or, in the absence of direction from the Borrower, in the direct order of maturity); provided that in the case of any mandatory prepayment in respect of any Asset Sale, the Borrower may apply the Net Cash Proceeds thereof ratably to the payment of the Term Loans and any other indebtedness that is secured on a pari passu basis with the Term Loans; provided further that any amount that is offered to prepay any such other indebtedness and not accepted by the holders thereof shall be applied to prepay the Term Loans (subject to the right of Lenders to decline such prepayment as described below ).

(g) if the Borrower determines in good faith that any prepayment described under clause (b) or clause (c) above (i) in the case of any prepayment attributable to any Foreign Subsidiary, would violate any local law (e.g., financial assistance, corporate benefit, thin capitalization, capital maintenance and similar legal principles, restrictions on upstreaming of cash intra-group or the fiduciary or statutory duties of the directors of the relevant subsidiaries), (ii) would require the Borrower or any Restricted Subsidiary to incur a material and adverse Tax liability (including any material and adverse withholding Tax) or (iii) in the case of any prepayment attributable to any joint venture, would violate any organizational document of such joint venture (or any relevant shareholders’ or similar agreement), in each case if the amount subject to the relevant prepayment were upstreamed or transferred as a distribution or dividend (any amount limited as set forth in clauses (i) through (iii) of this paragraph, a “Restricted Amount”), the amount of the relevant prepayment shall be reduced by the Restricted Amount; provided that (i) if the circumstance giving rise to any Restricted Amount ceases to exist within 365 days following the end of the relevant fiscal year or the event giving rise to the relevant prepayment, as applicable, the relevant Restricted Subsidiary shall promptly repatriate or distribute the amount that no longer constitutes a Restricted Amount to the Borrower for application to the Term Loans as required above promptly following the date on which the relevant circumstance ceases to exist and (ii) in no event shall any Restricted Amount increase the Available Amount.

(h) Any Lender (each, a “Declining Lender”) may elect not to accept any mandatory prepayment, except in the case of clause (d) above. Any prepayment amount declined by a Declining Lender (any such declined payment, the “Declined Proceeds”) will be an addition to the Available Basket.

(i) Holdings shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.13, (i) a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three days’ prior irrevocable written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Class and Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. All prepayments of Borrowings under this Section 2.13 shall be subject to Section 2.16 and, in the case of Section 2.13(d), Section 2.12(e), but shall otherwise be without premium or penalty, and shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to, but excluding ,the date of payment.

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SECTION 2.14 Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended to or participated in by any Lender or the Issuing Bank (except any such reserve requirement that is reflected in the Adjusted LIBO Rate);

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on such Lender or the Issuing Bank or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein (other than with respect to Taxes);

and the result of any of the foregoing shall be to increase the cost to such Lender, the Issuing Bank or such other Recipient of making, converting to, continuing or maintaining any Eurodollar Loan, or maintaining its obligation to make such a loan, or increase the cost to any Lender, the Issuing Bank or such other Recipient of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, upon demand, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered; provided that the Borrower shall not be liable for such compensation as a result of circumstances referred to above (A) if such circumstances are resulting from a market disruption and are not generally affecting the banking market or (B) in the case of any request for payment in respect of a market disruption, such request is not made by the Required Lenders.

(b) If any Lender or the Issuing Bank shall have determined that any Change in Law affecting such Lender or Issuing Bank or any lending office of such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company, if any, regarding capital adequacy or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made or participations in Letters of Credit purchased by such Lender pursuant hereto or the Letters of Credit issued by the Issuing Bank pursuant hereto to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy or liquidity), then from time to time the Borrower shall pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

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(c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) above shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

(d) Failure or delay on the part of any Lender, the Issuing Bank or such other Recipient to demand compensation pursuant to this Section 2.14 shall not constitute a waiver of such Lender’s, the Issuing Bank’s, or such other Recipient’s right to demand such compensation; provided that the Borrower shall not be under any obligation to compensate any Lender, the Issuing Bank or such other Recipient under paragraph (a) or (b) above with respect to any increased costs or expenses incurred or reductions suffered more than 270 days prior to the date that such Lender, the Issuing Bank or such other Recipient, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or expenses or reductions and of such Lender’s, Issuing Bank’s or such other Recipient’s intention to claim compensation therefor; provided further that if the Change in Law giving rise to such increased costs or expenses or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

Notwithstanding the above, a Lender will not be entitled to demand compensation for any increased cost or reduction with respect thereto if it is not the general policy or practice of such Lender to demand it of borrowers in similar circumstances under comparable provisions of credit agreements for borrowers of a similar nature.

SECTION 2.15 Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

(i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans, whereupon any request for a Eurodollar Borrowing (or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such or to convert a Eurodollar Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

(ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

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In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

(b) For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

SECTION 2.16 Breakage. The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, that results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a “Breakage Event”) or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds (but not loss of profits) for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error.

SECTION 2.17 Pro Rata Treatment. Except with respect to repurchases of Term Loans made in accordance with Section 2.12(c) and as required under Section 2.15 or 2.25 and subject to the express provisions of this Agreement that require or permit differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees, each reduction of the Term Loan Commitments or the Revolving Credit Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans of the applicable Class). Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole dollar amount.

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SECTION 2.18 Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against the Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans or L/C Disbursement as a result of which the unpaid principal portion of its Loans and participations in L/C Disbursements shall be proportionately less than the unpaid principal portion of the Loans and participations in L/C Disbursements of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans and L/C Exposure of such other Lender, so that the aggregate unpaid principal amount of the Loans and L/C Exposure and participations in Loans and L/C Exposure held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans and L/C Exposure then outstanding as the principal amount of its Loans and L/C Exposure prior to such exercise of banker’s lien, setoff or counterclaim or other event was to the principal amount of all Loans and L/C Exposure outstanding prior to such exercise of banker’s lien, setoff or counterclaim or other event; provided, however, that (a) if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest and (b) the provisions of this Section 2.18 shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in L/C Disbursements to any assignee or participant (including to the Borrower in connection with an Auction pursuant to Section 2.12(c)). The Borrower and Holdings expressly consent to the foregoing arrangements and agree that any Lender holding a participation in a Loan or L/C Disbursement deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower and Holdings to such Lender by reason thereof as fully as if such Lender was a direct creditor of the Borrower in the amount of such participation.

SECTION 2.19 Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any L/C Disbursement or any Fees or other amounts) hereunder and under any other Loan Document not later than 12:00 (noon), New York City time, on the date when due in immediately available Dollars, without setoff, defense or counterclaim. Each such payment (other than Issuing Bank Fees and customary issuance and administration fees of an Issuing Bank, which shall be paid directly to the applicable Issuing Bank) shall be made to the Administrative Agent at its offices at Eleven Madison Avenue, New York, NY 10010. All payments received by the Administrative Agent after 12:00 (noon), New York City time, shall be deemed received on the next succeeding Business Day (in the Administrative Agent’s sole discretion). The Administrative Agent shall promptly distribute to each Lender any payments received by the Administrative Agent on behalf of such Lender.

(b) Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

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(c) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower does not in fact make such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, and to pay interest thereon, for each day from and including the date such amount is distributed to it but excluding the date of payment to the Administrative Agent, at a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error).

SECTION 2.20 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by any Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.20) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by the Loan Parties. Each of Holdings and the Borrower shall, and shall cause each other Loan Party to, timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c) Indemnification by the Borrower. Each of Holdings and the Borrower shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.20) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses directly arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate reflecting the amount and a description of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

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(d) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that none of Holdings or the Borrower has already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of each of Holdings and the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.20, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.20(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing:

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;

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(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor thereto) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor thereto) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed originals of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor thereto); or

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor thereto), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct or indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time

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thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.20 (including by the payment of additional amounts pursuant to this Section 2.20), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.20 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

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(h) Survival. Each party’s obligations under this Section 2.20 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(i) Issuing Bank. For purposes of this Section 2.20, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.

SECTION 2.21 Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender or any Issuing Bank delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender or the Issuing Bank delivers a notice described in Section 2.15, (iii) the Borrower is required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority on account of any Lender or the Issuing Bank pursuant to Section 2.20, (iv) any Lender has become a Defaulting Lender or (v) any Lender has become a Non-Consenting Lender, upon notice to such Lender or the Issuing Bank, as the case may be, and the Administrative Agent, the Borrower may require such Lender or the Issuing Bank to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement (or, in the case of clause (v) above, all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification) to an Eligible Assignee that shall assume such assigned obligations and, with respect to clause (v) above, shall consent to such requested amendment, waiver or other modification of any Loan Document (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Credit Commitment is being assigned, of each Issuing Bank), which consents shall not unreasonably be withheld or delayed, and (z) the Borrower or such Eligible Assignee shall have paid to the affected Lender or Issuing Bank in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans or L/C Disbursements of such Lender or Issuing Bank, respectively, plus all Fees and other amounts accrued for the account of such Lender or Issuing Bank hereunder with respect thereto (including any amounts under 2.12(e), 2.14 or 2.16); provided, further, that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s or the Issuing Bank’s claim for compensation under Section 2.14, notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender or Issuing Bank to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender or Issuing Bank pursuant to paragraph (b) below), or if such Lender or Issuing Bank shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event or shall consent to the proposed

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amendment, waiver, consent or other modification, as the case may be, then such Lender or Issuing Bank shall not thereafter be required to make any such transfer and assignment hereunder. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 2.21(a).

(b) If (i) any Lender or Issuing Bank shall request compensation under Section 2.14, (ii) any Lender or Issuing Bank delivers a notice described in Section 2.15 or (iii) the Borrower is required to pay any additional amount to any Lender or Issuing Bank or any Governmental Authority on account of any Lender or Issuing Bank, pursuant to Section 2.20, then such Lender or Issuing Bank shall use reasonable efforts (which shall not require such Lender or Issuing Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or Issuing Bank in connection with any such filing or assignment, delegation and transfer.

SECTION 2.22 Letters of Credit. (a) General. The Borrower may request the issuance of a Letter of Credit denominated in Dollars for its own account or for the account of any of the other Wholly Owned Subsidiaries of Holdings that is a Restricted Subsidiary (in which case the Borrower and such Restricted Subsidiary shall be co-applicants with respect to such Letter of Credit), in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time after the Closing Date and from time to time until the L/C Commitment Maturity Date. This Section 2.22 shall not be construed to impose an obligation upon any Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement. Notwithstanding anything to the contrary contained in this Section 2.22 or elsewhere in this Agreement, in the event that a Revolving Credit Lender is a Defaulting Lender, each Issuing Bank shall not be required to issue any Letter of Credit unless such Issuing Bank has entered into arrangements satisfactory to it and the Borrower to eliminate such Issuing Bank’s risk with respect to the participation in Letters of Credit by all such Defaulting Lenders, including by reallocating all or any part of such Defaulting Lenders’ participation in Letters of Credit among the Non-Defaulting Lenders and/or Cash Collateralizing each Defaulting Lender’s Pro Rata Percentage of each L/C Disbursement in an amount not less than the Minimum Collateral Amount.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the Borrower shall hand deliver or fax to an Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal

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or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (i) the L/C Exposure shall not exceed the L/C Sublimit, (ii) the portion of the L/C Exposure attributable to Letters of Credit issued by any Issuing Bank does not exceed the L/C Commitment of such Issuing Bank (unless otherwise agreed by such Issuing Bank) and (iii) the Aggregate Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment. For the avoidance of doubt, Credit Suisse AG, acting through any of its Affiliates or branches, in its capacity as an Issuing Bank hereunder, shall not be required to issue any trade or commercial letters of credit.

(c) Expiration Date. Each Letter of Credit shall expire at the close of business on the earlier of (x) the date that is one year after the date of the issuance of such Letter of Credit or such longer period of time as may be agreed by the Issuing Bank and (y) the L/C Maturity Date, unless such Letter of Credit expires by its terms on an earlier date; provided, however, that any standby Letter of Credit with a one-year tenor may, upon the request of the Borrower, include a provision providing for “evergreen” renewal thereof whereby such Letter of Credit shall be renewed automatically for additional periods (which shall in no event extend beyond the L/C Maturity Date unless cash collateralized or backstopped pursuant to arrangements reasonably satisfactory to the Issuing Bank thereof) unless the Issuing Bank notifies the beneficiary thereof at least 30 days (or such longer period as may be specified in such Letter of Credit) prior to the then-applicable expiration date that such Letter of Credit will not be renewed.

(d) Participations. By the issuance of a Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Credit Lender, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Pro Rata Percentage of each L/C Disbursement made by the Issuing Bank and not reimbursed by the Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.02(e). Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Reimbursement. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower agrees to pay to the Administrative Agent an amount equal to such L/C Disbursement no later than the next Business Day after the Borrower shall have received notice from the Issuing Bank that payment of such draft will be made.

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(f) Obligations Absolute. The Borrower’s obligation to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

(i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

(ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

(iii) the existence of any claim, setoff, defense or other right that the Borrower, any other party guaranteeing, or otherwise obligated with, the Borrower, any other Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, the Issuing Bank, the Administrative Agent or any Lender or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

(iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

(vi) any other act or omission to act or delay of any kind of the Issuing Bank, the Lenders, the Administrative Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.22, constitute a legal or equitable discharge of the Borrower’s obligations hereunder.

Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrower hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or willful misconduct of the Issuing Bank. However, the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s gross negligence or willful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. It is further understood and agreed that the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) the Issuing Bank’s exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document

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presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute gross negligence or willful misconduct of the Issuing Bank.

(g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall as promptly as possible give telephonic notification, confirmed by fax, to the Administrative Agent and the Borrower of such demand for payment and whether the Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Credit Lenders with respect to any such L/C Disbursement.

(h) Interim Interest. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of the Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by the Borrower or the date on which interest shall commence to accrue thereon as provided in Section 2.02(f), at the rate per annum that would apply to such amount if such amount were an ABR Revolving Loan.

(i) Resignation or Removal of the Issuing Bank. Each Issuing Bank may resign at any time by giving 30 days’ prior written notice to the Administrative Agent, the Lenders and the Borrower and may be removed at any time by the Borrower by notice to the Issuing Banks, the Administrative Agent and the Lenders. Upon the acceptance of any appointment as an Issuing Bank hereunder by a Revolving Credit Lender that shall agree to serve as successor Issuing Bank, such successor (to the extent reasonably acceptable to the Borrower and the Administrative Agent) shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank. At the time such removal or resignation shall become effective, the Borrower shall pay all accrued and unpaid fees pursuant to Section 2.05(c)(ii) and 2.05(c)(iii). The acceptance of any appointment as an Issuing Bank hereunder by a successor Revolving Credit Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Revolving Credit Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or removal of an Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

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(j) Cash Collateralization. If any Event of Default shall occur and be continuing, the Borrower shall, on the Business Day they receive notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof, Cash Collateralize the L/C Exposure in an amount not less than the Minimum Collateral Amount as of such date. Such Cash Collateral shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations; provided that the obligation to Cash Collateralize will become effective immediately and such deposit will become immediately payable in immediately available funds, without demand or notice of any kind, upon the occurrence of a Default or an Event of Default described in Section 7.01(g) or (h) or upon the exercise of any of the remedies provided in the last paragraph of Section 7.01. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Cash Equivalents, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Administrative Agent to reimburse the Issuing Bank for L/C Disbursements for which it has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Exposure at such time and (iii) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations. If the Borrower is required to provide an amount of Cash Collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

(k) Additional Issuing Banks. The Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed) and such Revolving Credit Lender, designate one or more additional Revolving Credit Lenders to act as an issuing bank under the terms of this Agreement. Any Lender designated as an Issuing Bank pursuant to this paragraph (k) shall be deemed to be an “Issuing Bank” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender.

(l) Defaulting Lenders. At any time that there shall exist a Defaulting Lender, promptly (and in any event within two Business Days) following the written request of the Borrower to the Administrative Agent (with a copy to each Issuing Bank), all or any part of such Defaulting Lender’s L/C Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment or the L/C Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s L/C Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following

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such reallocation. If the reallocation pursuant to the first sentence of this Section 2.22(l) fails, or otherwise upon the request of the Administrative Agent or any Issuing Bank (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the Issuing Banks’ Fronting Exposure with respect to such Defaulting Lender in an amount not less than the Minimum Collateral Amount:

(i) The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grant to the Administrative Agent, for the benefit of the Issuing Banks, and agree to maintain, a security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Exposure, to be applied pursuant to clause (ii) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any person other than the Administrative Agent and the Issuing Banks as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).

(ii) Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.22(l) in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Exposure (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

(iii) Cash Collateral (or the appropriate portion thereof) provided to reduce the Issuing Banks’ Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 2.22(l) following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and the Issuing Banks that there exists excess Cash Collateral and, in either case, any such Cash Collateral provided by the Borrower shall be refunded to the Borrower; provided that the person providing Cash Collateral and the Issuing Banks may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; and provided, further, that to the extent that such Cash Collateral was provided by any Loan Party, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.

(iv) So long as any Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.

SECTION 2.23 Incremental Term Loans and Incremental Revolving Credit Commitments. (a) The Borrower may, by written notice to the Administrative Agent from time to time, request (i) the addition of one or more new tranches of term facilities or an increase in the principal amount of the Term Loans of any existing Class (any such new tranche or increase,

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an “Incremental Term Facility”; the Loans thereunder, “Incremental Term Loans”) or (ii) the addition of one or more new tranches of incremental revolving commitments or an increase in the aggregate amount of the Revolving Credit Commitments of any Class (any such new tranche or increase, an “Incremental Revolving Credit Commitment”; the Loans thereunder, “Incremental Revolving Loans”), as applicable, in a total aggregate amount not to exceed the Incremental Facility Amount. Such notice shall set forth (i) the amount of the Incremental Term Facility and/or Incremental Revolving Credit Commitments being requested (which shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000 or such lesser amount equal to the remaining Incremental Facility Amount), (ii) the date on which such Incremental Term Facility and/or Incremental Revolving Credit Commitments are requested to become effective (which shall not be less than five Business Days nor more than 60 days after the date of such notice, unless otherwise agreed to by the Administrative Agent), (iii) in the case of any Incremental Term Facility, whether such Incremental Term Facility constitutes a new tranche of term facilities or an increase in the principal amount of the Term Loans of any existing Class and (iv) in the case of any Incremental Revolving Credit Commitment, whether such Incremental Revolving Credit Commitment constitutes a new tranche of incremental revolving commitments or an increase in the aggregate amount of the Revolving Credit Commitments of any existing Class.

(b) The Borrower may (but shall not be required to) seek Incremental Term Facilities and/or Incremental Revolving Credit Commitments from existing Lenders (each of which shall be entitled to agree or decline to participate in its sole discretion) and additional banks, financial institutions and other institutional lenders in connection therewith; provided that each of the Administrative Agent and (solely in the case of Incremental Revolving Credit Commitments) the Issuing Bank shall have consent rights with respect to any such lenders providing the relevant Incremental Term Facility or Incremental Revolving Credit Commitments (not to be unreasonably withheld, conditioned or delayed) if such consent would be required pursuant to Section 9.04 for an assignment of Term Loans to the lenders providing the relevant Incremental Term Facility or for an assignment of Revolving Credit Commitments to the lenders providing the Incremental Revolving Credit Commitments. The Borrower and each lender providing the relevant Incremental Term Facilities or Incremental Revolving Credit Commitments, as applicable, shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the commitment of such person to provide a portion of the relevant Incremental Term Facility and/or Incremental Revolving Credit Commitments.

(c) The terms and provisions of any Incremental Term Facility shall be identical to those of the Initial Term Loans except as otherwise set forth herein or in the relevant Incremental Assumption Agreement, it being understood that the lenders providing the relevant Incremental Term Facility (other than any Incremental Term Facility constituting an increase in the principal amount of the Term Loans of an existing Class, which shall be on the same terms as those applicable to the then-existing Term Loans of the applicable Class) may in the relevant Incremental Assumption Agreement:

(i) agree to yield protection terms that are less favorable (but not more favorable) than the terms applicable to the Initial Term Loans,

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(ii) agree to participate on a less than (but not greater than) pro rata basis with the existing Term Loans in respect of any prepayments or repayments of Term Loans under this Agreement,

(iii) agree that the final maturity date with respect to such Incremental Term Loans may be the same as or later than the Latest Term Maturity Date,

(iv) provide for amortization such that the weighted average life to maturity of such Incremental Term Facility may be equal to or longer than the remaining weighted average life to maturity of the Term Loans then outstanding (without giving effect to any prepayments thereof),

(v) agree that such Incremental Term Facility shall have the same Guarantees as (or fewer, but in no event more, Guarantees than) the Initial Term Loans,

(vi) agree that such Incremental Term Facility may be secured by all or a portion of the Collateral, but in no event secured by any assets not constituting Collateral,

(vii) agree to interest rate, interest rate margins, fees, original issue discount and interest rate floor as may be determined by the Borrower and the lenders providing such Incremental Term Facility; provided, that the Yield applicable to any Incremental Term Facility (as determined on the date of initial incurrence thereof) will not be more than 0.50% per annum higher than the Yield in respect of the Initial Term Loans (as determined on such date) unless the Yield with respect to the Initial Term Loans is adjusted to be equal to such Yield applicable to such Incremental Term Facility minus 0.50% per annum; provided, further, that any increase in Yield with respect to the Initial Term Loans due to the application of an Adjusted LIBO Rate floor or Alternate Base Rate floor on any Incremental Term Facility shall be effected solely through an increase in (or implementation of, as applicable) the Adjusted LIBO Rate floor or Alternate Base Rate floor applicable to such Initial Term Loans,

(viii) agree that, notwithstanding anything to the contrary in this Section 2.23 or in any other provision of any Loan Document, if the proceeds of any Incremental Term Facility are intended to be applied to finance an acquisition or other Investment that is permitted under this Agreement, the conditions to entering into and availability of such Incremental Term Facility (including applicability of customary “SunGard” or other “certain funds” conditionality), and the timing of satisfaction or waiver of any such conditions (as between being satisfied or waived upon execution of an amendment evidencing such Incremental Term Facility or upon the making of any Incremental Term Loans thereunder), shall be as agreed to among the Borrower and the Lenders in respect of such Incremental Term Facility but without in any way limiting the other applicable conditions to Incremental Term Facilities specified in this Section 2.23; provided that, in any event, no Event of Default under Section 7.01(b), 7.01(c), 7.01(g) or 7.01(h) exists or would exist immediately after giving effect to the borrowing of such Incremental Term Facility,

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(ix) agree that, notwithstanding anything to the contrary in this Section 2.23 or in any other provision of any Loan Document, if the proceeds of any Incremental Term Facility are intended to be applied to finance an acquisition or other Investment that is permitted under this Agreement, the Loan Parties shall not be required to make any representations or warranties in connection with such Incremental Term Facility (other than the Specified Representations, which shall be required to be true and correct as of the applicable date of funding of such Incremental Term Facility before and after giving effect to such Incremental Term Facility), unless, and solely to the extent otherwise required by, the lender or lenders providing such Incremental Term Facility,

(x) agree that the proceeds of such Incremental Term Facility may be used for any purpose specified in such Incremental Assumption Agreement, to the extent that such use is otherwise permitted under this Agreement and

(xi) require (but need not require) that the Borrower deliver legal opinions, board resolutions and other closing certificates to the Administrative Agent (as the Administrative Agent shall reasonably request) in connection with such Incremental Term Facility.

To the extent that, except as otherwise provided for in this Section 2.23(c), the terms of any Incremental Term Facility (other than any terms which are applicable only after the Latest Term Maturity Date) are not substantially consistent with the terms of the Initial Term Loans, such terms shall be reasonably satisfactory to the Administrative Agent.

(d) The terms and provisions of any Incremental Revolving Credit Commitment shall be identical to those of the Initial Revolving Credit Commitments except as otherwise set forth herein or in the relevant Incremental Assumption Agreement, it being understood that the Incremental Revolving Credit Lenders may, with respect to any Incremental Revolving Credit Commitment (other than any Incremental Revolving Credit Commitment constituting an increase in the principal amount of the Revolving Credit Commitments of an existing Class, which shall be on the same terms as those applicable to the then-existing Revolving Credit Commitments of the applicable Class) in the relevant Incremental Assumption Agreement:

(i) agree to participate on a less than (but not greater than) pro rata basis with the Initial Revolving Credit Commitments in respect of any prepayments or repayments of Revolving Loans or reductions in Revolving Credit Commitments under this Agreement,

(ii) agree that the final termination date with respect to such Incremental Revolving Credit Commitment may be the same as or later than the Latest Revolving Credit Maturity Date,

(iii) agree that such Incremental Revolving Credit Commitment shall have the same Guarantees as (or fewer, but in no event more, Guarantees than) the Initial Revolving Credit Commitment,

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(iv) agree that such Incremental Revolving Credit Commitment may be secured by all or a portion of the Collateral, but in no event secured by any assets not constituting Collateral,

(v) agree to interest rate, interest rate margins, fees, original issue discount and interest rate floor as may be determined by the Borrower and the lenders providing such Incremental Revolving Credit Commitments,

(vi) agree that, notwithstanding anything to the contrary in this Section 2.23 or in any other provision of any Loan Document, if the proceeds of any Incremental Revolving Credit Commitment are to be applied to finance an acquisition or other Investment that is permitted under this Agreement, the conditions to entering into and availability of such Incremental Revolving Credit Commitment (including applicability of customary “SunGard” or other “certain funds” conditionality), and the timing of satisfaction or waiver of any such conditions (as between being satisfied or waived upon execution of an amendment evidencing such Incremental Revolving Credit Commitment or upon the making of any Incremental Revolving Loans thereunder), shall be as agreed to among the Borrower and the lenders in respect of such Incremental Revolving Credit Commitment but without in any way limiting the other applicable conditions to Incremental Revolving Credit Commitments specified in this Section 2.23; provided that, in any event, no Event of Default under Section 7.01(b), 7.01(c), 7.01(g) or 7.01(h) exists or would exist immediately after giving effect to the borrowing of such Incremental Revolving Credit Commitment,

(vii) agree that, notwithstanding anything to the contrary in this Section 2.23 or in any other provision of any Loan Document, if the proceeds of any Incremental Revolving Credit Commitment are intended to be applied to finance an acquisition or other Investment that is permitted under this Agreement, the Loan Parties shall not be required to make any representations or warranties in connection with the initial funding of such Incremental Revolving Credit Commitment (other than the Specified Representations, which shall be required to be true and correct as of the applicable date of initial funding of such Incremental Revolving Credit Commitment before and after giving effect to such Incremental Revolving Credit Commitment), unless and solely to the extent otherwise required by, the lender or lenders providing such Incremental Revolving Credit Commitment and initial funding,

(viii) agree that the proceeds of such Incremental Revolving Credit Commitment may be used for any purpose specified in such Incremental Assumption Agreement, to the extent that such use is otherwise permitted under this Agreement and

(ix) require (but need not require) that the Borrower deliver legal opinions, board resolutions and other closing certificates to the Administrative Agent (as the Administrative Agent shall reasonably request) in connection with such Incremental Revolving Credit Commitment.

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To the extent that, except as otherwise provided for in this Section 2.23(d), the terms of any Incremental Revolving Credit Commitment (other than any terms which are applicable only after the Latest Revolving Credit Maturity Date) are not substantially consistent with the terms of the Initial Revolving Credit Commitment, such terms shall be reasonably satisfactory to the Administrative Agent.

(e) No Incremental Term Facility or Incremental Revolving Credit Commitment shall become effective under this Section 2.23 unless (i) on the date of such effectiveness (except as expressly set forth in paragraphs (c) and (d) of this Section 2.23), the conditions set forth in paragraphs (b) of Section 4.01 shall be satisfied, (ii) on the date of such effectiveness, no Event of Default under Section 7.01(b), 7.01(c), 7.01(g) or 7.01(h) exists or would exist immediately after giving effect to the applicable Incremental Indebtedness and (iii) the other conditions precedent set forth in the applicable Incremental Assumption Agreement have been satisfied (or waived as provided in such Incremental Assumption Agreement).

(f) The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be deemed amended to the extent necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower to reflect the existence and terms of the Incremental Term Facility and/or Incremental Revolving Credit Commitment and the Incremental Term Loans and/or Incremental Revolving Loans evidenced thereby and the Administrative Agent and the Borrower may revise this Agreement to evidence such amendments.

(g) Each of the parties hereto hereby agrees that the Administrative Agent may, in consultation with the Borrower, take any and all action as may be reasonably necessary to ensure that (i) all Incremental Term Loans constituting an increase in the principal amount of the Term Loans of any existing Class, when originally made, are included in each Borrowing of outstanding Term Loans of such Class on a pro rata basis and (ii) all Incremental Revolving Loans in respect of an increase in the aggregate amount of the Revolving Credit Commitment of any existing Class, when originally made, are included in each Borrowing of outstanding Revolving Loans of such Class on a pro rata basis. This may be accomplished at the discretion of the Administrative Agent by (x) with respect to Incremental Term Loans constituting an increase in the principal amount of an existing Class, requiring each outstanding Eurodollar Term Borrowing of the relevant Class to be converted into an ABR Term Borrowing on the date of such Incremental Term Loan, or by allocating a portion of such Incremental Term Loan to each outstanding Eurodollar Term Borrowing of the relevant Class on a pro rata basis and (y) with respect to Incremental Revolving Loans in respect of an increase in the aggregate amount of the Revolving Credit Commitment of any existing Class, (A) requiring the outstanding Revolving Loans of the relevant Class to be prepaid with the proceeds of a new Revolving Credit Borrowing of such Class, (B) causing the existing Revolving Credit Lenders to assign portions of their outstanding Revolving Loans of such Class to the relevant Incremental Revolving Credit Lenders or (C) any combination of the foregoing. Any conversion of Eurodollar Loans to ABR Loans required by the preceding sentence shall be subject to Section 2.16. In addition, to the extent any Incremental Term Loans constitute an increase in the principal amount of the Initial Term Loans, the scheduled amortization payments under Section 2.11(a)(i) required to be made after the making of such Incremental Term Loans shall be ratably increased by the aggregate principal amount of such Incremental Term Loans.

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SECTION 2.24 [Intentionally Omitted].

SECTION 2.25 Loan Modification Offers. (a) The Borrower may, by written notice to the Administrative Agent from time to time, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders of one or more Classes of Loans and/or Commitments (each Class subject to such a Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective (which shall not be less than 10 Business Days nor more than 30 Business Days after the date of such notice, unless otherwise agreed to by the Administrative Agent). Permitted Amendments shall become effective only with respect to the Loans and/or Commitments of the Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and/or Commitments of such Affected Class as to which such Lender’s acceptance has been made; provided that no Permitted Amendment shall become effective unless the aggregate principal amount of the Loans and/or Commitments of the Accepting Lenders subject to the Permitted Amendment is greater than (x) with respect to any Term Loans, $10,000,000 and (y) with respect to any Revolving Credit Commitments, $5,000,000.

(b) The Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent a Loan Modification Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof; provided that no Permitted Amendment shall become effective unless the Administrative Agent receives all legal opinions, board resolutions and other closing certificates required pursuant to such Loan Modification Agreement. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the applicable Loans and/or Commitments of the Accepting Lenders of the Affected Class, including any amendments necessary to treat the applicable Loans and/or Commitments of the Accepting Lenders of the Affected Class as a new “Class” of loans and/or commitments hereunder; provided that, in the case of any Loan Modification Offer relating to Revolving Credit Commitments or Revolving Loans, (i) all Borrowings and all prepayments of Revolving Loans shall continue to be made on a ratable basis among all Revolving Credit Lenders, based on the relative amounts of their Revolving Credit Commitments, until the repayment of the Revolving Loans attributable to the non-extended Revolving Credit Commitments on the relevant Maturity Date, (ii) the allocation of the participation exposure with respect to any then-existing or subsequently issued or made Letter of Credit as between the Revolving Credit Commitments of such new “Class” and the remaining Revolving Credit Commitments shall be made on a ratable basis in accordance with the relative amounts thereof until the Maturity Date relating to such non-extended Revolving Credit Commitments has occurred and (iii) the L/C Maturity Date may not be extended without the prior written consent of each Issuing Bank. If the Aggregate Revolving Credit Exposure exceeds the Total Revolving Credit Commitment as a result of the occurrence of the Maturity Date with respect to any Class of Revolving Credit Commitments while an extended Class of Revolving Credit Commitments remains outstanding, the Borrower shall make such payments and arrangements as may be required by Section 2.13(a) to eliminate such excess on such Maturity Date.

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(c) “Permitted Amendments” shall mean any or all of the following: (i) an extension of the final maturity date and/or amortization applicable to the applicable Loans and/or Commitments of the Accepting Lenders, (ii) a change in the Applicable Margin (and any Adjusted LIBO Rate “floor”) with respect to the applicable Loans and/or Commitments of the Accepting Lenders, (iii) a change in any fees payable to (or the inclusion of additional fees to be payable to) the Accepting Lenders and (iv) such amendments to this Agreement and the other Loan Documents as shall be appropriate, in the reasonable judgment of the Administrative Agent and the Borrower, to provide the rights and benefits of this Agreement and other Loan Documents to each new “Class” of loans and/or commitments resulting therefrom.

SECTION 2.26 Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(a) Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.

(b) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 2.18 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank hereunder; third, to Cash Collateralize the Issuing Banks’ Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.22(l); fourth, as the Borrower may request (so long as no Default or Event of Default shall have occurred and be continuing), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Banks’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.22(l); sixth, to the payment of any amounts owing to the Lenders or the Issuing Bank as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as

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otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.01 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations are held by the Lenders pro rata in accordance with the Commitments under the applicable Facility without giving effect to Section 2.22(l). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.26(b) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

ARTICLE III

Representations and Warranties

Each of Holdings and the Borrower represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders that:

SECTION 3.01 Organization; Powers. Each of Holdings, the Borrower and the other Restricted Subsidiaries (a) is duly organized, validly existing and (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder, except, in the case of clauses (b) and (c) above, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.02 Authorization. (a) This Agreement and the other Loan Documents have been duly authorized by all requisite corporate, limited liability company, partnership and, if required, stockholder, partner or member action, in each case, to the extent applicable, by each of Holdings, the Borrower and the other Loan Parties party thereto and (b) this Agreement and the other Loan Documents do not (i) violate (A) any applicable material provision of law, statute, rule or regulation, (B) any applicable provision of the certificate, articles of incorporation, partnership agreement or other constitutive documents or by-laws of Holdings, the Borrower or any other Restricted Subsidiary, (C) any applicable order of any Governmental Authority or (D) any applicable provision of any material indenture, agreement or other instrument to which Holdings, the Borrower or any other Restricted Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such material indenture, agreement or other instrument or (iii) result in the creation or imposition

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of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any other Restricted Subsidiary (other than any Lien created hereunder or under the Security Documents), except, in the case of clauses (ii) and (iii) above, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.03 Enforceability. This Agreement has been duly executed and delivered by Holdings and the Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party that is a party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 3.04 Financial Statements. The Borrower has heretofore furnished to the Administrative Agent (i) the audited consolidated balance sheets and related statements of comprehensive income, changes in stockholder’s equity and cash flows of the Borrower and its consolidated Subsidiaries for the fiscal years ended on December 31, 2015, 2016 and 2017 available as of the date of this Agreement and (ii) the unaudited balance sheet and related statements of comprehensive income and cash flows of the Borrower and its consolidated Subsidiaries for the fiscal quarters ending on March 31, 2018, June 30, 2018 and September 30, 2018. Such financial information (i) presents fairly, in all material respects, the financial condition and results of operations and cash flows of the Borrower and its consolidated Subsidiaries, as of such dates and for such periods and (ii) was prepared in accordance with GAAP applied on a consistent basis, subject, in the case of unaudited financial statements, to year-end audit adjustments and the absence of footnotes.

SECTION 3.05 No Material Adverse Change. Since December 31, 2017, no event, change or condition has occurred that has had, or would reasonably be expected to have, a Material Adverse Effect.

SECTION 3.06 Title to Properties; Possession Under Leases. (a) Each of Holdings, the Borrower and the other Restricted Subsidiaries has good and valid title to, or valid leasehold interests in, all its material properties and assets (including all Mortgaged Property), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes, and except where the failure to have such title could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. All such material properties and assets are free and clear of Liens, other than Permitted Liens.

(b) Each of Holdings, the Borrower and the other Restricted Subsidiaries has complied with all material obligations under all material leases to which it is a party and all such material leases are in full force and effect. Each of Holdings, the Borrower and the other Restricted Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

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(c) As of the Closing Date, none of Holdings, the Borrower and the other Restricted Subsidiaries has received any written notice of, nor do Holdings and the Borrower and the other Restricted Subsidiaries have any knowledge of, any pending or contemplated condemnation proceeding affecting the Mortgaged Properties or any sale or disposition thereof in lieu of condemnation.

(d) As of the Closing Date, none of Holdings, the Borrower and the other Restricted Subsidiaries is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein.

SECTION 3.07 Subsidiaries. Schedule 3.07 sets forth as of the Closing Date a list of all Subsidiaries and the percentage ownership interest of Holdings, directly or indirectly, therein. The shares of capital stock or other ownership interests so indicated on Schedule 3.07 are fully paid and nonassessable.

SECTION 3.08 Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.08, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Holdings or the Borrower, threatened in writing against or affecting Holdings, the Borrower or any other Restricted Subsidiary or any business, property or rights of any such person (i) that involve any Loan Document or the Transactions or (ii) which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b) Since the date of this Agreement, there has been no change in the status of the matters disclosed on Schedule 3.08 that, individually or in the aggregate, has resulted in a Material Adverse Effect.

(c) No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (a) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (b) recordation of the Mortgages and (c) such as have been made or obtained and are in full force and effect.

(d) None of Holdings, the Borrower or any of the other Restricted Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation or any restrictions of record or agreements affecting the Mortgaged Property, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default would reasonably be expected to result in a Material Adverse Effect.

SECTION 3.09 Agreements. (a) None of Holdings, the Borrower or the other Restricted Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted or would reasonably be expected to result in a Material Adverse Effect.

(b) None of Holdings, the Borrower or the other Restricted Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default has resulted or would reasonably be expected to result in a Material Adverse Effect.

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SECTION 3.10 Federal Reserve Regulations. (a) None of Holdings, the Borrower or the other Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.

SECTION 3.11 Investment Company Act. None of the Loan Parties is an “investment company” as defined in, or is required to be registered as an “investment company” under, the Investment Company Act of 1940, as amended.

SECTION 3.12 Tax Returns. Each of Holdings, the Borrower and the other Restricted Subsidiaries has filed or caused to be filed all federal and all material state, local and foreign Tax returns or materials required to have been filed by it and has paid or caused to be paid all material Taxes due and payable by it and all material assessments received by it, except Taxes that are being contested in good faith by appropriate proceedings and for which Holdings, the Borrower or such Restricted Subsidiary, as applicable, shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP.

SECTION 3.13 No Material Misstatements; Beneficial Ownership Certification. (a) As of the Closing Date, no information (other than projections, other forward-looking and/or projected information and information of a general economic or industry-specific nature) that has been made available to the Lenders by Holdings, the Borrower, or any of their respective representatives in connection with the Transactions or the negotiation of the Loan Documents, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made (after giving effect to all supplements and updates thereto from time to time); provided that such projections have been or will be prepared in good faith based upon accounting principles consistent with the historical audited financial statements of Holdings and the Borrower and upon assumptions that were reasonable and believed at the time furnished (it being recognized by the Lenders that such projections are not to be viewed as facts and are subject to significant uncertainties and contingencies many of which are beyond the control of the Loan Parties, that no assurance can be given that any particular financial projections will be realized, that actual results may differ from projected results and that such differences may be material).

(b) As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

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SECTION 3.14 Employee Benefit Plans. Each of Holdings, the Borrower and the other Restricted Subsidiaries and their ERISA Affiliates are in compliance with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. The present value of all benefit liabilities under each Plan (based on the assumptions used for purposes of Accounting Standards Codification No. 718) did not, as of the last annual valuation date applicable thereto, exceed the fair market value of the assets of such Plan by an amount that, if required to be paid by Holdings, the Borrower or any other Restricted Subsidiary, would reasonably be expected to have a Material Adverse Effect, and the present value of all benefit liabilities of all underfunded Plans (based on the assumptions used for purposes of Accounting Standards Codification No. 718) did not, as of the last annual valuation dates applicable thereto, exceed the fair market value of the assets of all such underfunded Plans by an amount that, if required to be paid by Holdings, the Borrower or any other Restricted Subsidiary, would reasonably be expected to have a Material Adverse Effect.

SECTION 3.15 Environmental Matters. Except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, none of Holdings, the Borrower or the other Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any Environmental Permit, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

SECTION 3.16 Security Documents. (a) The Guarantee and Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) and the proceeds thereof and (i) when the Pledged Collateral (as defined in the Guarantee and Collateral Agreement) is delivered to the Collateral Agent, the Liens created under Guarantee and Collateral Agreement shall constitute fully perfected first priority Liens on, and security interests in, all right, title and interest of the Loan Parties in such Pledged Collateral, in each case prior and superior in right to any other person, and (ii) when financing statements in appropriate form are filed in the offices specified on Schedule 3.16(a), the Lien created under the Guarantee and Collateral Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral (other than Registered Intellectual Property, as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other person, other than with respect to Permitted Liens.

(b) Upon the recordation of the IP Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, together with the Uniform Commercial Code financing statements in appropriate form filed in the offices specified on Schedule 3.16(a), any Lien created under the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Registered Intellectual Property (as defined in the Guarantee and Collateral Agreement) to the extent in which a security interest may be perfected by making such filings, in each case prior and superior in right to any other person, other than with respect to Permitted Liens (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the date hereof).

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(c) The Mortgages are effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien and security interest on all of the Loan Parties’ right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when the Mortgages are recorded in the offices specified on Schedule 3.16(c), the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other person, other than with respect to the rights of persons pursuant to Permitted Liens.

(d) Each Security Document, other than any Security Document referred to in the preceding paragraphs of this Section, upon execution and delivery thereof by the parties thereto and the making of the filings and taking of the other actions provided for therein, will be effective under applicable law to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral subject thereto, and will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Collateral subject thereto, prior and superior to the rights of any other Person, except for rights secured by Permitted Liens.

SECTION 3.17 Intellectual Property; Licenses, etc. Each of Holdings, the Borrower and the other Restricted Subsidiaries owns, licenses or possesses the right to use, all of the trademarks, service marks, trade names, copyrights, patents, and other intellectual property rights (collectively, “IP Rights”) that are used in and necessary for the operation of its respective business, as currently conducted, and, to the knowledge of Holdings and the Borrower, such IP Rights do not violate the rights of any other Person, except to the extent such failure to own, license or possess or such violations, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To the knowledge of Holdings and the Borrower, the conduct of the business of each of Holdings, the Borrower and the other Restricted Subsidiaries as currently conducted does not infringe upon or violate any rights held by any other Person, except for such infringements and violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of Holdings and the Borrower, threatened, which, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

SECTION 3.18 Labor Matters. As of the Closing Date, there are no strikes, lockouts or slowdowns against Holdings, the Borrower or any other Restricted Subsidiary pending or, to the knowledge of Holdings and the Borrower, threatened, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (a) the hours worked by and payments made to employees of each of Holdings, the Borrower and the other Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters; (b) all payments due from each of Holdings, the Borrower and the other Restricted Subsidiaries, or for which any claim may be made against Holdings, the Borrower or any other

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Restricted Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Holdings, such Borrower or such Restricted Subsidiary; and (c) the consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings, the Borrower or any other Restricted Subsidiary is bound.

SECTION 3.19 Solvency. Immediately after the consummation of the Transactions on the Closing Date (after giving effect to the making of each Loan made on the Closing Date and after giving effect to the application of the proceeds thereof, including the payment of the Special Dividend), (a) the “fair value” of the assets of Holdings and the Subsidiaries, taken as a whole, exceeds the sum of all debts (including subordinated debt or contingent liabilities) of Holdings and the Subsidiaries, taken as a whole; (b) the “present fair saleable value” of the assets of Holdings and the Subsidiaries, taken as a whole, is greater than the amount that will be required to pay the probable liability on existing debts (including subordinated debt or contingent liabilities) of Holdings and the Subsidiaries, taken as a whole, as such debts become absolute and matured, (c) the capital of Holdings and the Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of Holdings and the Subsidiaries, taken as a whole, and (d) Holdings and the Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts and liabilities (including current obligations and contingent liabilities) beyond their ability to pay such debt as they mature in the ordinary course of business.

SECTION 3.20 Sanctioned Persons; PATRIOT Act; FCPA. (a) None of Holdings, the Borrower or the other Subsidiaries nor, to its knowledge, any director, officer, agent, employee or Affiliate of any of the foregoing is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or sanctions under other similar applicable laws of other jurisdictions in which it conducts business with the result that any Lender would be in violation of applicable law; and none of Holdings, the Borrower and the other Subsidiaries intends to directly or indirectly use the proceeds of the Loans or the Letters of Credit or otherwise make available such proceeds to any person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC or sanctions under other similar applicable laws of other jurisdictions in which it conducts business with the result that any Lender or the Issuing Bank would be in violation of applicable law.

(b) Each of Holdings, the Borrower and the other Subsidiaries is in compliance, in all material respects, with the USA PATRIOT Act and all other laws, rules, and regulations of any jurisdiction applicable to Holdings or any of its Affiliates from time to time concerning or relating to money laundering.

(c) No proceeds of any Loan will be authorized for use, directly, or to its knowledge indirectly, for any payments to any officer or employee of a government, or government-controlled entity, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption law.

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SECTION 3.21 Insurance. Holdings, the Borrower and the other Restricted Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice when taken as a whole. As of the Closing Date, such insurance is in full force and effect and all premiums have been duly paid.

SECTION 3.22 Use of Proceeds. The Borrower will (a) use the proceeds of the Term Loans and Revolving Loans and will request the issuance of Letters of Credit only for the purposes specified in Section 5.08 and (b) use the proceeds of Incremental Term Loans and Incremental Revolving Loans only for the purposes specified in the applicable Incremental Assumption Agreement.

ARTICLE IV

Conditions of Lending

The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder are subject to the satisfaction (or waiver) of the following conditions:

SECTION 4.01 All Credit Events. On the date of each Borrowing (other than a conversion or a continuation of a Borrowing), including on the date of each issuance, amendment, extension or renewal of a Letter of Credit (other than any amendment, extension or renewal of a Letter of Credit that does not increase the face amount of such Letter of Credit) (each such event being called a “Credit Event”):

(a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.02) or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance, amendment, extension or renewal of such Letter of Credit as required by Section 2.22(b).

(b) Subject to Section 2.23, the representations and warranties set forth in Article III and in each other Loan Document shall be true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects, and (ii) otherwise, in all material respects, in each case on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true as of such earlier date.

(c) At the time of and immediately after such Credit Event (subject to Section 2.23), no Default or Event of Default shall have occurred and be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by the Borrower and Holdings on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

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SECTION 4.02 First Credit Event. On the Closing Date:

(a) The Administrative Agent (or its counsel) shall have received (i) from each Loan Party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or PDF transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement, (ii) duly executed copies (or facsimile or PDF copies) of the Security Documents by each Loan Party party thereto, (iii) duly executed copies (or facsimile or PDF copies) of any promissory notes requested by a Lender pursuant to Section 2.04(e) at least one Business Day prior to the Closing Date, payable to each such requesting Lender and (iv) written opinions of (A) Willkie Farr & Gallagher LLP, counsel for the Borrower and (B) local counsel in each jurisdiction in which a Loan Party is organized or a Mortgaged Property is located and the laws of which are not covered by the opinion letter referred to in the immediately foregoing clause (A), in each case, dated as of the Closing Date, addressed to the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and Holdings and the Borrower hereby request such counsel to deliver such opinions.

(b) The Administrative Agent shall have received the financial statements referenced in Section 3.04.

(c) The Administrative Agent shall have received a solvency certificate from a Financial Officer of the Borrower in the form attached hereto as Exhibit G.

(d) The Administrative Agent shall have received (a) at least three Business Days prior to the Closing Date, all documentation and other information with respect to the Loan Parties as has been requested in writing at least 10 calendar days prior to the Closing Date by the Administrative Agent or the Arranger required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (b) at least three Business Days prior to the Closing Date, a Beneficial Ownership Certification.

(e) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, certification of formation or other constitutive document, as applicable, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State (or, in each case, a comparable governmental official), if available; (ii) a certificate of the Secretary, Assistant Secretary or other Responsible Officer of each Loan Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws, or operating, management or partnership agreement, as applicable, of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or members of other governing body, as applicable, of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or formation or other constitutive documents, as applicable, of such

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Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary, Assistant Secretary or other Responsible Officer executing the certificate pursuant to clause (ii) above.

(f) The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Borrower, confirming compliance with the condition precedent set forth in paragraphs (b) and (c) of Section 4.01.

(g) The Administrative Agent shall have received all Fees and other fees and amounts due and payable on or prior to the Closing Date, including, to the extent invoices have been presented no later than three Business Days before the Closing Date, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel), required to be reimbursed or paid by any Loan Party hereunder, under any other Loan Document or under any other agreement entered into by any of the Arranger, the Administrative Agent and the Lenders, on the one hand, and any of the Loan Parties, on the other hand.

(h) The Guarantee and Collateral Agreement shall have been duly executed by each Loan Party that is to be a party thereto and shall be in full force and effect on the Closing Date. The Collateral Agent, on behalf of the Secured Parties, shall have a security interest in the Collateral of the type and priority described in the Guarantee and Collateral Agreement.

(i) Each document (including any Uniform Commercial Code financing statements but excluding any Mortgages) required by the Security Documents or under law or reasonably requested by the Collateral Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the Lenders and the other Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other person (subject to Permitted Liens), shall have been filed, registered or recorded or delivered to the Administrative Agent in proper form for filing, registration or recordation. The Collateral Agent shall have received all Pledged Collateral (as defined in the Guarantee and Collateral Agreement) required to be delivered to the Collateral Agent pursuant to the Guarantee and Collateral Agreement, together with undated proper instruments of assignment duly executed by the applicable Loan Party in blank and such other instruments or documents as the Collateral Agent may reasonably request.

(j) The Collateral Agent shall have received a Perfection Certificate with respect to the Loan Parties dated the Closing Date and duly executed by a Responsible Officer of Holdings, and shall have received the results of a recent lien search made with respect to the Loan Parties in the states (or other jurisdictions) of formation of such persons, in which the chief executive office of each such person is located and in the other jurisdictions in which such persons maintain property, as applicable, in each case as indicated on such Perfection Certificate, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence reasonably satisfactory to the Collateral Agent that the Liens indicated in any such financing statement (or similar document) would be Permitted Liens or have been or will be contemporaneously released or terminated.

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(k) Other than as set forth in Section 5.11, (i) each of the Security Documents, in form and substance reasonably satisfactory to the Lenders, relating to each of the Mortgaged Properties shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect, (ii) each of such Mortgaged Properties shall not be subject to any Lien other than Permitted Liens, (iii) each of such Security Documents shall have been filed and recorded in the recording office as specified on Schedule 3.16(c) (or a fully paid pro forma lender’s title insurance policy, in form and substance reasonably acceptable to the Collateral Agent, insuring such Security Document as a first lien on such Mortgaged Property (subject to any Permitted Liens) shall have been received by the Collateral Agent) and, in connection therewith, the Collateral Agent shall have received evidence reasonably satisfactory to it of each such filing and recordation and (iv) the Collateral Agent shall have received (A) a policy or policies of title insurance issued by a nationally recognized title insurance company, together with such endorsements, coinsurance and reinsurance as may be reasonably requested by the Collateral Agent and the Lenders, insuring the Mortgages as valid first liens on the Mortgaged Properties, free of Liens other than Permitted Liens, together with surveys and legal opinions required to be furnished pursuant to the terms of the Mortgages or as reasonably requested by the Collateral Agent and (B) if any such Mortgaged Property is a Flood Hazard Property, the Flood Insurance Documents related thereto.

(l) The Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 5.02 and the applicable provisions of the Security Documents, in form and substance reasonably satisfactory to the Administrative Agent.

Notwithstanding the foregoing, if, after the use by the Loan Parties of commercially reasonable efforts to cause the conditions relating to the collateral and guarantee matters set forth in clauses (i), (k) and (l) hereof to be satisfied as of the Closing Date (other than any Collateral the security interest in which may be perfected by the filing of a UCC financing statement, filings in the United States Patent and Trademark Office and the United States Copyright Office or the delivery of stock certificates and the security agreement giving rise to the security interest therein), such conditions shall not be a condition precedent to the effectiveness of this Agreement on the Closing Date, but shall be accomplished as promptly as practicable after the Closing Date and in any event within the period specified on Schedule 5.11 or such later date as the Administrative Agent may agree to in its sole discretion.

ARTICLE V

Affirmative Covenants

Each of Holdings and the Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts (other than contingent amounts not yet due) payable under any Loan Document shall have been paid in full and all Letters of Credit have been Cash Collateralized or canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, each of Holdings and the Borrower will, and will cause each of the other Restricted Subsidiaries to:

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SECTION 5.01 Existence; Compliance with Laws; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05.

(b) Except as would not reasonably be expected to have a Material Adverse Effect, do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights and trademarks and trade names required for the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted (including ERISA, FCPA, regulations under OFAC, anti-terrorism laws and anti-money laundering laws and laws related to sanctioned persons); and at all times maintain and preserve all property required for the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

SECTION 5.02 Insurance. (a) Maintain insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

(b) Cause all such policies of casualty or liability insurance to be endorsed or otherwise amended to, in the case of any casualty insurance policy, include a customary lender’s loss payable endorsement and, in the case of any liability insurance policy (other than worker’s compensation, director and officer liability or other policies in which such endorsements are not customary), name the Collateral Agent, on behalf of the Secured Parties, as additional insured, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, which endorsement, in the case of casualty insurance policies, shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to any Loan Party under such policies directly to the Collateral Agent; cause all such policies to provide that none of the Loan Parties, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and to contain a “replacement cost endorsement”, without any deduction for depreciation, and such other provisions as the Administrative Agent or the Collateral Agent may reasonably require from time to time to protect their interests; deliver original or certified copies of all such casualty and liability policies to the Collateral Agent; use commercially reasonable efforts to cause each such policy to provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium upon not less than 10 days’ prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent (giving the Administrative Agent and the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason upon not less than 30 days’ prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent, deliver to the Administrative Agent and the

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Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent) together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

(c) With respect to any Mortgaged Property that is at any time (i) a Flood Hazard Property, obtain flood insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time reasonably require, and otherwise comply with the Flood Insurance Laws, or (ii) a “Zone 1” area, obtain earthquake insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time reasonably require.

(d) With respect to any Mortgaged Property, carry and maintain comprehensive general liability insurance including the “broad form CGL endorsement” and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in no event for a combined single limit of less than that which is customary for companies in the same or similar businesses operating in the same or similar locations, naming the Collateral Agent as an additional insured, on forms reasonably satisfactory to the Collateral Agent.

(e) Notify the Administrative Agent and the Collateral Agent promptly whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under Section 5.02(b) is taken out by any Loan Party; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies.

SECTION 5.03 Obligations and Taxes. Except as would not reasonably be expected to have a Material Adverse Effect, pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as (a) the validity or amount thereof shall be contested in good faith by appropriate proceedings and such contest operates to suspend collection of the contested obligation, Tax, assessment or charge and enforcement of a Lien, (b) in the case of a Mortgaged Property, there is no risk of forfeiture of such property and (c) Holdings, the Borrower or the Restricted Subsidiary, as applicable, has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

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SECTION 5.04 Financial Statements, Reports, etc. Furnish to the Administrative Agent for distribution to each Lender:

(a) within 120 days after the end of each fiscal year, the consolidated balance sheet and related statements of comprehensive income, changes in stockholders’ equity and cash flows showing the financial condition and results of operations of the Borrower and its consolidated Subsidiaries as of the close of and during such fiscal year on a consolidated basis, audited by independent certified public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be subject to (i) a “going concern” or like qualification, exception or emphasis (other than with respect to, or resulting from, (A) an upcoming maturity date of any Indebtedness of the Borrower and its Subsidiaries occurring within one year from the time such opinion is delivered, (B) solely with respect to the Term Facility, any actual breach of the financial maintenance covenant set forth in Section 6.10 or, with respect to any Indebtedness, any potential inability to satisfy a financial maintenance covenant on a future date or in a future period or (C) the activities of Unrestricted Subsidiaries) or (ii) a qualification, exception or emphasis as to the scope of the relevant audit) to the effect that such consolidated financial statements have been prepared in accordance with GAAP and present fairly in all material respects the consolidated financial position and consolidated results of operations, stockholders’ equity and cash flows of the Borrower and its consolidated Subsidiaries in accordance with GAAP consistently applied, together with comparative figures for the immediately preceding fiscal year, together with a “management discussion and analysis of financial condition and result of operations” in reasonably customary form and substance (it being understood that all of the foregoing information may be furnished in the form of a Form 10-K and only the information required by such Form 10-K shall be required by this Section 5.04(a));

(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the consolidated balance sheet and related statements of comprehensive income and change in cash flows showing the financial condition of the Borrower and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of operations of the Borrower and its consolidated Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments (it being understood that all of the foregoing information may be furnished in the form of a Form 10-Q and only the information required by such Form 10-Q shall be required by this Section 5.04(b));

(c) concurrently with any delivery of financial statements under paragraph (a) or (b) above at a time when there are one or more Unrestricted Subsidiaries, consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries from such consolidated financial statements;

(d) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a Compliance Certificate (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in detail reasonably satisfactory to the Administrative Agent demonstrating compliance with the financial maintenance covenant contained in Section 6.10 only to the extent then in effect and, in the case of a certificate delivered with the financial statements required by paragraph (a) above with respect to a fiscal year ending on or after December 31, 2019, setting forth the Borrower’s calculation of Excess Cash Flow;

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(e) prior to the consummation of a Qualified Public Offering, within 90 days after the end of each fiscal year of the Borrower (beginning with the fiscal year ending December 31, 2018), a detailed consolidated budget for the then-current fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such then-current fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

(f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the Borrower or any other Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of the Securities and Exchange Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

(g) promptly after the receipt thereof by Holdings, the Borrower or any other Subsidiary, a copy of any “management letter” received by any such person from its certified public accountants and the management’s response thereto;

(h) promptly after the request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;

(i) promptly after the reasonable request by the Administrative Agent or any Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that Holdings, the Borrower, the other Restricted Subsidiaries or any of their ERISA Affiliates may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that Holdings, the Borrower, the other Restricted Subsidiaries or any of their ERISA Affiliates may request with respect to any Multiemployer Plan; provided that if Holdings, the Borrower, the other Restricted Subsidiaries or any of their ERISA Affiliates has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, Holdings, the Borrower, the other Restricted Subsidiaries or the applicable ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof; and

(j) promptly, from time to time, (i) such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any other Restricted Subsidiary, or compliance with the terms of any Loan Document, and (ii) information and documentation necessary for purposes of compliance with the Beneficial Ownership Regulation, in each case, as the Administrative Agent or any Lender, acting through the Administrative Agent, may reasonably request.

Information required to be delivered pursuant to this Section 5.04 shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on SyndTrak, IntraLinks or a similar site to which the Lenders have been granted access; provided that upon written request by the Administrative Agent, Holdings shall deliver paper copies of such documents to the

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Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent. Information required to be delivered pursuant to this Section 5.04 may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent. Each Lender shall be solely responsible for timely accessing posted documents and maintaining its copies of such documents.

SECTION 5.05 Notices. Promptly after any Responsible Officer of the Borrower obtains knowledge thereof, the Borrower will furnish to the Administrative Agent (for the distribution to each Issuing Bank and each Lender) written notice of the following:

(a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

(b) to the extent permitted by law, the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against Holdings or any of its Affiliates that would reasonably be expected to result in a Material Adverse Effect;

(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect;

(d) any development that has resulted in, or would reasonably be expected to result in, a Material Adverse Effect; and

(e) any change in the Borrower’s public corporate rating by S&P, in the Borrower’s public corporate family rating by Moody’s or in the public ratings of the Credit Facilities by S&P or Moody’s, or any notice from either such agency indicating its intent to effect such a change or to place Holdings or the Credit Facilities on a “CreditWatch” or “WatchList” or any similar list, in each case with negative implications, or its cessation of, or its intent to cease, rating the Borrower or the Credit Facilities.

SECTION 5.06 Information Regarding Collateral. (a) Furnish to the Administrative Agent prompt written notice (and in any event within 30 calendar days or such longer period as the Administrative Agent shall agree in its sole discretion) of any change (i) in any Loan Party’s corporate name, (ii) in any Loan Party’s identity or corporate structure or (iii) in any Loan Party’s federal Taxpayer Identification Number or organizational identification number. Holdings and the Borrower agree to provide the Administrative Agent with prior written notice (or such later notice as the Administrative Agent shall agree in its sole discretion) of any change in the jurisdiction of organization or formation of any Loan Party. Holdings and the Borrower agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. Holdings and the Borrower also agree promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

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(b) Each year, at the time of delivery of the annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a), deliver to the Administrative Agent a Compliance Certificate setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section 5.06.

SECTION 5.07 Maintaining Records; Access to Properties and Inspections; Maintenance of Ratings. (a) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP (or applicable local standards) in all material respects and all requirements of law in all material respects are made of all material dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of its subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender to visit and inspect, at the cost of the Borrower, the financial records and the properties of such person at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of such person with the officers thereof and independent accountants therefor; provided that no more than one annual visit per calendar year shall be at the cost of the Borrower if no Event of Default shall have occurred and be continuing at the time of such visit.

(b) Use commercially reasonable efforts to cause the Credit Facilities to be continuously and publicly rated (but not any specific rating) by S&P and Moody’s and use commercially reasonable efforts to maintain a public corporate rating (but not any specific rating) from S&P and a public corporate family rating (but not any specific rating) from Moody’s, in each case in respect of the Borrower.

SECTION 5.08 Use of Proceeds. (a) Use the proceeds of the Term Loans (i) to finance the payment of the Special Dividend and the payment of Transactions Costs and (ii) with respect to any amounts not used pursuant to the foregoing clause (i), for general corporate purposes of the Borrower and its Restricted Subsidiaries (including for capital expenditures, the payment of transaction fees and expenses, Permitted Acquisitions, Restricted Payments, refinancing of Indebtedness and any other transactions not prohibited by this Agreement), (b) use the proceeds of the Revolving Loans (including Letters of Credit) for working capital needs and for other general corporate purposes of the Borrower and its Restricted Subsidiaries (including for capital expenditures, the payment of transaction fees and expenses, Permitted Acquisitions, Restricted Payments, refinancing of Indebtedness and any other transactions not prohibited by this Agreement) and (c) use the proceeds of Incremental Term Loans and Incremental Revolving Loans only for the purposes specified in the applicable Incremental Assumption Agreement.

SECTION 5.09 Compliance with Environmental Laws. Except as would not reasonably be expected to result in a Material Adverse Effect, comply, and cause all lessees and other persons occupying or operating any properties of Holdings, the Borrower and the other Subsidiaries to comply, in all material respects with all Environmental Laws applicable to its operations and properties; obtain and renew all material Environmental Permits necessary for its operations and properties; and conduct any response or remedial action required under and in accordance with Environmental Laws; provided, however, that none of Holdings, the Borrower

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or the other Subsidiaries shall be required to undertake any response or remedial action required under Environmental Laws to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP, except to the extent that such response or remedial action is necessary to prevent or abate an imminent and substantial danger to human health and/or the environment.

SECTION 5.10 Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents. Holdings and the Borrower will cause any subsequently acquired or organized Restricted Subsidiary that is not an Excluded Subsidiary (and any Subsidiary that ceases to be an Excluded Subsidiary) promptly to become a Guarantor and a Loan Party by executing and delivering a supplement to the Guarantee and Collateral Agreement and each applicable Security Document in favor of the Collateral Agent. In addition, from time to time, Holdings will, at its cost and expense, promptly secure or cause the Borrower and the other Restricted Subsidiaries that are not Excluded Subsidiaries to secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its or their assets and properties as the Administrative Agent or the Required Lenders shall designate, subject to the limitations set forth in this Section 5.10 and in the applicable Security Documents (it being understood that it is the intent of the parties that, subject to the limitations set forth in this Section 5.10 and in the applicable Security Documents, the Obligations shall be secured by substantially all the assets of Holdings, the Borrower and the other Restricted Subsidiaries that are not Excluded Subsidiaries (including real and other properties acquired subsequent to the Closing Date)). Such security interests and Liens will be created under the Security Documents in form and substance reasonably satisfactory to the Collateral Agent, and Holdings and the Borrower shall deliver or cause to be delivered to the Collateral Agent within 90 days or such longer period as the Collateral Agent may agree in its sole discretion, all such instruments and documents (including legal opinions, surveys, abstracts, appraisals, title insurance policies and lien searches) as the Collateral Agent shall reasonably request to evidence compliance with this Section 5.10. Holdings and the Borrower agree to provide such evidence as the Collateral Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien. In furtherance of the foregoing, each of Holdings and the Borrower will each give notice to the Administrative Agent within 30 days of the acquisition by it or any other Restricted Subsidiary that is not an Excluded Subsidiary of any real property (or any interest in real property) having a fair market value of at least $3,000,000; provided however, that notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, (x) no Mortgages shall be required with respect to any owned real property of any Loan Party acquired after the Closing Date and having a fair market value of less than $3,000,000 (“Immaterial Owned Real Property”), (y) no Mortgages shall be required with respect to any leasehold interest in real property, and (z) no landlord lien waivers, bailee waivers, estoppel letters, collateral access agreements or similar agreements will be required in connection with any Mortgages or Mortgaged Property.

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SECTION 5.11 Post-Closing Obligations. The parties hereto acknowledge and agree that within the time periods set forth in Schedule 5.11, or within such longer period or periods that the Administrative Agent in its sole discretion may permit, Holdings and the other Subsidiaries shall deliver to the Administrative Agent the documents, and perform the actions, set forth on Schedule 5.11 that would have been required to be delivered or taken on or prior to the Closing Date but for the last paragraph of Section 4.02.

SECTION 5.12 Quarterly Lender Calls. Beginning after the fiscal year of the Borrower ending December 31, 2018, no later than (i) 10 days after the delivery of any financial statements pursuant to Section 5.04(a) or (b) or (ii) such other time as agreed by the Borrower and the Administrative Agent (each party acting reasonably) the appropriate Financial Officers of the Borrower shall participate in one conference call with the Administrative Agent and the Lenders to discuss in reasonable detail (subject to confidentiality and privilege restrictions on the Borrower and its Subsidiaries) such financial statements and the financial condition and results of operations of the Borrower and its Subsidiaries, as well as to answer reasonable questions from the Administrative Agent or the Lenders about such financial statements; provided that if the Borrower holds a conference call open to the public or holders of any public securities to discuss the financial statements and the financial condition and results of operations of the Borrower and its Subsidiaries for the most recently ended fiscal year or fiscal quarter, as applicable, for which financial statements have been delivered pursuant to Section 5.04(a) or (b) above, such conference call will be deemed to satisfy the requirements of this Section 5.12 so long as the Administrative Agent and the Lenders are provided access to such conference call and the ability to ask questions thereon.

SECTION 5.13 Designation of Subsidiaries. The Borrower may at any time after the Closing Date designate any Subsidiary (other than the Borrower) as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Event of Default shall have occurred and be continuing and (ii) in the case of a designation of any Restricted Subsidiary as an Unrestricted Subsidiary, the Borrower could incur $1.00 of unsecured Ratio Debt both prior to and after giving pro forma effect to such designation and the pro forma adjustments described in Section 1.03. The designation of any Subsidiary as an Unrestricted Subsidiary after the Closing Date shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value of the Borrower’s Investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time. Upon a redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary equal to an amount (if positive) equal to (1) the Borrower’s “Investment” in such Subsidiary at the time of such redesignation, less (2) the portion (proportionate to the Borrower’s Equity Interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Borrower. Notwithstanding the foregoing, no Unrestricted Subsidiary that has been designated as a Restricted Subsidiary may again be designated as an Unrestricted Subsidiary.

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ARTICLE VI

Negative Covenants

Each of Holdings and the Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts (other than contingent amounts not yet due) payable under any Loan Document have been paid in full and all Letters of Credit have been Cash Collateralized or canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, (A) with respect to Sections 6.06(b)(i) and 6.08(a), Holdings will not and (B) except with respect to Section 6.08(a), the Borrower will not, nor will Holdings or the Borrower cause or permit any of the other Restricted Subsidiaries to:

SECTION 6.01 Indebtedness. Incur, create, assume or permit to exist any Indebtedness,

except:

(a) Indebtedness existing on the date hereof and set forth in Schedule 6.01;

(b) Indebtedness created hereunder and under the other Loan Documents and any Credit Agreement Refinancing Indebtedness in respect thereof (or in respect of other Credit Agreement Refinancing Indebtedness);

(c) Incremental Equivalent Debt;

(d) intercompany Indebtedness of the Borrower and the other Restricted Subsidiaries to the extent permitted by Section 6.04(c) or (s);

(e) Indebtedness of the Borrower or any other Restricted Subsidiary (including purchase money indebtedness) incurred to finance the acquisition, construction or improvement of any fixed or capital assets, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate outstanding principal amount of Indebtedness permitted by this Section 6.01(e), when combined with the aggregate outstanding principal amount of all Capital Lease Obligations and Synthetic Lease Obligations incurred pursuant to Section 6.01(f), together with any Permitted Refinancing Indebtedness in respect thereof, shall not exceed at the time of incurrence thereof, the greater of (x) $15,000,000 and (y) 16.5% of Consolidated EBITDA for the most recently ended Test Period;

(f) Capital Lease Obligations and Synthetic Lease Obligations in an aggregate outstanding principal amount, when combined with the aggregate outstanding principal amount of all Indebtedness incurred pursuant to Section 6.01(e), together with any Permitted Refinancing Indebtedness in respect thereof, shall not exceed at the time of incurrence thereof, the greater of (x) $15,000,000 and (y) 16.5% of Consolidated EBITDA for the most recently ended Test Period;

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(g) Indebtedness under performance or surety bonds or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business;

(h) (i) Indebtedness of any person that becomes a Restricted Subsidiary after the date hereof or Indebtedness acquired or assumed by the Borrower or any other Restricted Subsidiary in connection with any Permitted Acquisition or other similar Investment permitted under Section 6.04 and (ii) Indebtedness of the Borrower or any other Restricted Subsidiary incurred to finance a Permitted Acquisition or other similar Investment permitted under Section 6.04, so long as, in the case of each of the foregoing clauses (h)(i) and (h)(ii) of this Section 6.01, on a pro forma basis after giving effect thereto and the pro forma adjustments described in Section 1.03, no Event of Default shall have occurred and be continuing, and either (x) the Total Leverage Ratio shall not exceed 4.00 to 1.00 or (y) the Total Leverage Ratio shall be no greater than the Total Leverage Ratio immediately prior thereto; provided that no such Indebtedness incurred under the foregoing clause (h)(ii) of this Section 6.01 (I) may be incurred by a Subsidiary that is not a Subsidiary Guarantor or (II) shall have a final maturity or have scheduled amortization or payments of principal (other than customary AHYDO Payments, customary offers to repurchase and prepayment events upon a Change in Control, Asset Sale or event of loss and a customary acceleration right after an Event of Default) prior to Latest Term Maturity Date at the time such Indebtedness is incurred;

(i) Indebtedness of the Borrower or any Subsidiary Guarantor in an aggregate principal amount not exceeding at any time outstanding the greater of (x) $30,000,000 and (y) 33% of Consolidated EBITDA for the most recently ended Test Period;

(j) Guarantees (i) by the Borrower or any Subsidiary Guarantor of any Indebtedness of the Borrower or Subsidiary Guarantor permitted under this Section 6.01, (ii) by the Borrower or Subsidiary Guarantor of Indebtedness otherwise permitted under this Section 6.01 of any Restricted Subsidiary that is not the Borrower or Subsidiary Guarantor; provided that any such Guarantee shall be treated as an Investment in such Restricted Subsidiary that is not the Borrower or Subsidiary Guarantor for purposes of Section 6.04, (iii) by any Restricted Subsidiary that is not the Borrower or a Subsidiary Guarantor of Indebtedness of another Restricted Subsidiary that is not the Borrower or a Subsidiary Guarantor and (iv) by the Borrower or any other Restricted Subsidiary of Indebtedness of any person that is not a Restricted Subsidiary; provided that any such Guarantee shall be treated as an Investment in such person for purposes of Section 6.04;

(k) Indebtedness in respect of Hedging Agreements consistent with prudent business practice and which are not speculative in nature;

(l) Indebtedness of any Restricted Subsidiary that is not a Loan Party in an aggregate principal amount not exceeding at any time outstanding the greater of (x) $10,000,000 and (y) 11% of Consolidated EBITDA for the most recently ended Test Period;

(m) extensions, renewals, refinancings and replacements of Indebtedness incurred under Section 6.01(a), (c), (e), (f), (h), this clause (m), and (o) (the Indebtedness being extended, renewed, refinanced or replaced being referred to herein as the “Refinanced Indebtedness”; and the Indebtedness incurred under this Section 6.01(m) being referred to herein as “Permitted

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Refinancing Indebtedness”); provided that (i) the principal amount of the Refinanced Indebtedness is not increased (except by an amount equal to any premium on such Refinanced Indebtedness and fees and expenses and any original issue discount incurred in connection with such extension, renewal, refinancing or replacement), (ii) the final maturity date of the Permitted Refinancing Indebtedness is on or after the earlier of (x) the final maturity date of the Refinanced Indebtedness and (y) 91 days after the Latest Maturity Date in effect on the date of incurrence of such Permitted Refinancing Indebtedness, (iii) the weighted average life to maturity of the Permitted Refinancing Indebtedness as of such incurrence date is greater than or equal to the lesser of (x) the then remaining weighted average life to maturity of the Refinanced Indebtedness and (y) 91 days after the weighted average life to maturity of the Class of Term Loans then outstanding with the greatest remaining weighted average life to maturity, (iv) if the Refinanced Indebtedness is subordinated to the Obligations, the Permitted Refinancing Indebtedness is subordinated to the Obligations on terms not less favorable to the Lenders, and (v) the obligors in respect of the Refinanced Indebtedness are the only obligors on the Permitted Refinancing Indebtedness (unless each such subsequent obligor would have been required to be an obligor of the Refinanced Indebtedness or is a Loan Party or, in the case of Refinanced Indebtedness of a non-Loan Party, such subsequent obligor is not a Loan Party);

(n) Capital Lease Obligations arising under any sale-leaseback transaction permitted hereunder;

(o) Indebtedness comprising take-or-pay obligations in respect of supply contracts entered into the ordinary course of business;

(p) Indebtedness supported by a Letter of Credit, in a principal amount not to exceed the face amount of such Letter of Credit;

(q) (i) Indebtedness arising from an agreement providing for indemnification obligations or obligations in respect of purchase price (including earnouts) or other similar adjustments incurred pursuant to an Investment or Asset Sale, in each case permitted under this Agreement, and (ii) Indebtedness arising from guaranties, letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments securing the performance pursuant to any such agreement described in clause (i);

(r) other Indebtedness of the Loan Parties constituting Total Debt; provided that (i) both before and after the incurrence thereof, no Event of Default shall have occurred and be continuing, (ii) (A) in the case of any such Indebtedness secured by Liens on the Collateral that rank pari passu with the Liens on the Collateral securing the Credit Facilities, the First Lien Leverage Ratio, on a pro forma basis after giving effect to such incurrence and the pro forma adjustments described in Section 1.03, shall not exceed 2.75 to 1.00 and (B) in the case of any such Indebtedness secured by Liens on the Collateral that rank junior to the Liens on the Collateral securing the Credit Facilities or in the case of unsecured Indebtedness, the Total Leverage Ratio, on a pro forma basis after giving effect to such incurrence and the pro forma adjustments described in Section 1.03, shall not exceed 4.00 to 1.00, (iii) any such Indebtedness shall not be incurred by or guaranteed by any person other the Loan Parties, (iv) any such Indebtedness, if secured, shall not be secured by any assets other than the Collateral and (v) any such Indebtedness shall not have a final maturity or have scheduled amortization or payments of

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principal (other than customary AHYDO Payments, customary offers to repurchase and prepayment events upon a change of control, asset sale or event of loss and a customary acceleration right after an event of default) prior to the Latest Term Maturity Date at the time such Indebtedness is incurred (any Indebtedness incurred pursuant to this clause (p), “Ratio Debt”); and

(s) all premiums (if any), interest (including post-petition interest), accretion or amortization of original issue discount, fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (r) above.

For purposes of determining compliance with this Section 6.01, (i) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories of Indebtedness permitted under this Section 6.01, Holdings, in its sole discretion, at the time of incurrence will divide, classify or reclassify or at any later time divide, classify or reclassify such item of Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one of the above clauses or paragraphs and (ii) at the time of incurrence, Holdings will be entitled to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described in this Section 6.01.

SECTION 6.02 Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including the Equity Interests or other securities of any Person) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

(a) Liens on property or assets of the Borrower and the other Restricted Subsidiaries existing on the date hereof and set forth in Schedule 6.02; provided that such Liens shall secure only those obligations which they secure on the date hereof and Permitted Refinancing Indebtedness in respect thereof;

(b) any Lien created under the Loan Documents;

(c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any other Restricted Subsidiary or existing on any property or assets of any person that becomes a Restricted Subsidiary after the date hereof pursuant to a Permitted Acquisition prior to the time such person becomes a Restricted Subsidiary, as the case may be; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such person becoming a Restricted Subsidiary, (ii) such Lien does not apply to any other property or assets of the Borrower or any other Restricted Subsidiary and (iii) such Lien secures only those obligations which it secures on the date of such acquisition or the date such person becomes a Restricted Subsidiary, as the case may be;

(d) Liens for Taxes not yet due and payable or which are being contested in compliance with Section 5.03;

(e) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 5.03;

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(f) pledges and deposits made in the ordinary course of business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations;

(g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any other Restricted Subsidiary;

(i) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any other Restricted Subsidiary; provided that (i) such security interests secure Indebtedness permitted by Section 6.01, (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 180 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed the lesser of the cost and the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of the Borrower or any other Restricted Subsidiary except for replacements, additions, accessions and improvements to such property and the proceeds and the products thereof, and any lease of such property (including accessions thereto) and the proceeds and products thereof; provided, further that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender;

(j) Liens arising out of judgments, decrees or attachments that do not constitute an Event of Default under Article VII;

(k) Liens securing Credit Agreement Refinancing Indebtedness subject to an Acceptable Intercreditor Agreement;

(l) other Liens that do not, individually or in the aggregate, secure obligations (or encumber property with a fair market value) in excess of the greater of (x) $15,000,000 and (y) 16.5% of Consolidated EBITDA for the most recently ended Test Period, at any one time;

(m) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code or any comparable or successor provision on items in the course of collection, (ii) attaching to pooling, commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business and (iii) in favor of banking or other financial institutions or electronic payment service providers arising as a matter of law encumbering deposits (including the right of setoff) and which are within the general parameters customary in the banking or finance industry;

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(n) Liens that are contractual rights of setoff (i) relating to the establishment of depository relations with banks or other Persons not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of Holdings or any of its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of Holdings and its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of Holdings or any of its Restricted Subsidiaries in the ordinary course of business;

(o) Liens solely on any cash earnest money deposits made by Holdings or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted under this Agreement;

(p) Liens on assets and Equity Interests of non-Loan Parties securing Indebtedness of non-Loan Parties that is permitted by Section 6.01 and that is otherwise non-recourse against the Loan Parties;

(q) to the extent constituting Liens, leases or subleases granted in the ordinary course of business to others not interfering in any material respect with the business of the Borrower or any other Restricted Subsidiary and any interest or title of a lessor under any lease not in violation of this Agreement;

(r) Liens arising from the rights of lessors under any lease (including financing statements regarding property subject to lease) not in violation of the requirements of this Agreement, provided that such Liens are only in respect of the real property subject to, and secure only, such lease (and any other lease with the same or affiliated lessor);

(s) Liens arising out of sale-leaseback transactions permitted hereunder;

(t) Liens granted by a Restricted Subsidiary that is not a Loan Party in favor of any Restricted Subsidiary and Liens granted by a Loan Party in favor of any other Loan Party;

(u) Liens on Equity Interests of any joint venture (a) securing obligations of such joint venture or (b) pursuant to the relevant joint venture agreement or arrangement;

(v) other Liens on Collateral securing Indebtedness subject to an Acceptable Intercreditor Agreement; provided that, in the case of any such Indebtedness that is (a) secured by a Lien on the Collateral on a junior basis to the Obligations, the Total Leverage Ratio, on a pro forma basis after giving effect to such Lien and any pro forma adjustments described in Section 1.03, shall not exceed 4.00 to 1.00 and (b) secured by a Lien on the Collateral on a pari passu basis with the Obligations, the First Lien Leverage Ratio, on a pro forma basis after giving effect to such Lien and any pro forma adjustments described in Section 1.03, shall not exceed 2.75 to 1.00; and

(w) Liens securing Incremental Equivalent Debt subject to an Acceptable Intercreditor Agreement.

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For purposes of determining compliance with this Section 6.02, (x) a Lien need not be incurred solely by reference to one category described in this Section 6.02 but may be incurred under any combination of such categories (including in part under one such category and in part under any other such category) and (y) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Liens permitted hereunder, Holdings shall, in its sole discretion, classify or reclassify such Lien (or any portion thereof) in any manner that complies with this definition.

SECTION 6.03 Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, unless the sale or transfer of such property is permitted by Section 6.05.

SECTION 6.04 Investments. Make or permit to exist any Investment except:

(a) (i) Investments by the Borrower and the Restricted Subsidiaries existing on the date hereof in Restricted Subsidiaries and (ii) additional Investments by the Borrower and the other Restricted Subsidiaries in the Borrower or the other Restricted Subsidiaries; provided that (A) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Guarantee and Collateral Agreement, (B) the aggregate amount of Investments made after the Closing Date by Loan Parties in Restricted Subsidiaries that are not Loan Parties shall not exceed at any time outstanding the greater of (x) $10,000,000 and (y) 11% of Consolidated EBITDA for the most recently ended Test Period and (C) any such Investments in the form of loans or advances shall be subject to the limitations set forth in clause (c)(i) and (c)(iii) below;

(b) Investments in cash or Cash Equivalents;

(c) loans or advances made by the Borrower to any other Restricted Subsidiary and made by any Restricted Subsidiary to the Borrower or any other Restricted Subsidiary; provided that (i) any such loans or advances made by a Loan Party shall be evidenced by a promissory note or global intercompany note pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to the Guarantee and Collateral Agreement, together with an appropriate allonge or note power, (ii) the amount of such loans and advances made by Loan Parties to Restricted Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (a) above and (iii) any such loans or advances owed by a Loan Party to a Restricted Subsidiary that is not a Loan Party shall be subordinated in right of payment to the Obligations pursuant to an affiliate subordination agreement reasonably satisfactory to the Collateral Agent;

(d) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(e) the Borrower and the other Restricted Subsidiaries may make loans and advances to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed in any fiscal year the greater of (x) $2,500,000 and (y) 2.75% of Consolidated EBITDA for the most recently ended Test Period;

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(f) the Borrower and the other Restricted Subsidiaries may enter into Hedging Agreements expressly permitted by Section 6.01(k);

(g) the Borrower or any other Restricted Subsidiary may acquire all or substantially all the assets of a person or line of business of such person, or not less than a majority of the Equity Interests of a person (referred to herein as the “Acquired Entity”); provided that (i) such acquisition was not preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, Holdings, the Borrower or any other Subsidiary; (ii) the Acquired Entity shall be in a Similar Business; and (iii) (A) both before and after giving effect thereto, no Event of Default shall have occurred and be continuing, in each case at and as of the date the agreement for such acquisition is signed and (B) at the time of the consummation of such transaction (or following such transaction within the time specified in this Agreement), the Borrower shall comply, and shall cause the Acquired Entity to comply, with the applicable provisions of Section 5.10 and the Security Documents; provided that the total consideration paid by or on behalf of the Borrower and the other Restricted Subsidiaries for any such acquisition of a person that does not become a Loan Party (including by way of merger) or of assets (other than Immaterial Owned Real Property) that do not become Collateral, when aggregated with the total consideration paid by or on behalf of the Borrower and the other Restricted Subsidiaries for all other acquisitions made by the Borrower and the other Restricted Subsidiaries of persons that do not become Loan Parties (including by way of merger) or of assets (other than Immaterial Owned Real Property) that do not become Collateral, shall not exceed the greater of (x) $25,000,000 and (y) 27.5% of Consolidated EBITDA as of the last day of the most recently ended Test Period (any acquisition of an Acquired Entity meeting all the criteria of this Section 6.04(g) being referred to herein as a “Permitted Acquisition”);

(h) Investments existing on the date hereof and set forth in Schedule 6.04;

(i) additional Investments up to an amount not to exceed the Available Amount; provided that, with respect to an Investment made using the Cumulative Retained Excess Cash Flow Amount, (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) the Borrower would be in compliance with the financial maintenance covenant set forth in Section 6.10 (calculated as of the most recently ended Test Period and as if the Total Leverage Ratio specified therein was required to be tested), after giving pro forma effect to such Investment and the pro forma adjustments described in Section 1.03;

(j) Investments consisting of deposits, prepayments and/or other credits to suppliers in the ordinary course of business;

(k) Investments consisting of extensions of trade credit in the ordinary course of business or consistent with past practice;

(l) promissory notes and other Investments received in connection with dispositions permitted by this Agreement;

(m) Investments in the ordinary course of business or consistent with past practice consisting of endorsements for collection or deposit and customary trade arrangements with customers consistent with past practices;

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(n) to the extent that they constitute Investments, purchases and acquisitions of inventory, supplies, materials or equipment or purchases, acquisitions, licenses, sublicenses, subleases or leases of other assets, intellectual property, or other rights, in each case in the ordinary course of business;

(o) Investments in any Subsidiary or any joint venture in connection with any intercompany cash management arrangement or related activities arising in the ordinary course of business so long as any concentration account or similar aggregating arrangement is in the name of a Loan Party;

(p) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent that the same are permitted to remain unfunded under applicable requirements of Law;

(q) obligations with respect to Guarantees provided by the Borrower or any Restricted Subsidiary in respect of leases and/or subleases (other than Capital Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(r) the Borrower and its Subsidiaries may undertake or consummate any IPO Reorganization Transactions;

(s) Investments made by the Borrower or any Restricted Subsidiary in any other Restricted Subsidiary in order to satisfy regulatory capital requirements with respect to FDIC deposit insurance;

(t) Investments consisting of Indebtedness, Liens, Asset Sales and Restricted Payments permitted (other than by reference to this Section 6.04(t)) under Sections 6.01, 6.02, 6.05(b) and 6.06, respectively;

(u) other Investments; provided that (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) the Total Leverage Ratio, on a pro forma basis after giving effect to such Investment and any pro forma adjustments described in Section 1.03, shall not exceed 2.00 to 1.00; and

(v) in addition to Investments permitted by paragraphs (a) through (u) above, additional Investments by the Borrower and the other Restricted Subsidiaries so long as the aggregate amount of Investments made pursuant to this paragraph (v) (determined without regard to any write-downs or write-offs of such Investments) does not exceed in the aggregate at any time outstanding the greater of (x) $25,000,000 and (y) 27.5% of Consolidated EBITDA as of the last day of the most recently ended Test Period.

For purposes of determining compliance with this Section 6.04, (x) an Investment need not be incurred solely by reference to one category described in this Section 6.04 but may be incurred under any combination of such categories (including in part under one such category and in part under any other such category) and (y) in the event that an Investment (or any portion thereof) meets the criteria of one or more of such categories of Investment permitted hereunder, the Borrower shall, in its sole discretion, classify or reclassify such Investment (or any portion thereof) in any manner that complies with this definition.

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SECTION 6.05 Mergers, Consolidations and Sales of Assets. (a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, liquidate or dissolve, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all the assets (whether now owned or hereafter acquired) of the Borrower and its Restricted Subsidiaries, taken as a whole, except that:

(i) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (x) any Wholly Owned Subsidiary of Holdings that is a Restricted Subsidiary may merge into the Borrower in a transaction in which such Borrower is the surviving corporation and (y) any Wholly Owned Subsidiary of Holdings that is a Restricted Subsidiary (other than the Borrower) may merge into or consolidate with any other Wholly Owned Subsidiary of Holdings that is a Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary and no person other than a Wholly Owned Subsidiary of Holdings that is a Restricted Subsidiary receives any consideration (provided that if any party to any such transaction is a Loan Party, the surviving entity of such transaction shall be a Loan Party and no person other than a Loan Party shall receive any consideration);

(ii) any Restricted Subsidiary (other than the Borrower) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower; provided that (x) the assets of such Restricted Subsidiary are transferred upon such liquidation to the Borrower or another Restricted Subsidiary and (y) if such Restricted Subsidiary is a Subsidiary Guarantor, the assets of such Subsidiary Guarantor are transferred upon such liquidation to the Borrower or another Subsidiary Guarantor;

(iii) the Borrower may merge or consolidate with any other Person; provided that (A) the Borrower shall be the continuing or surviving Person or (B) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Borrower”), (1) the Successor Borrower shall be an entity organized or existing under the laws of the United States, any State thereof or the District of Columbia, (2) the Successor Borrower shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form and substance reasonably satisfactory to the Administrative Agent, (3) each Loan Party other than the Borrower, unless it is the other party to such merger or consolidation, shall have reaffirmed, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, that its Guarantee of, and grant of any Liens as security for, the Obligations shall apply to the Successor Borrower’s obligations under this Agreement and (4) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer and an opinion of counsel, each stating that such merger or consolidation complies with this Agreement; provided further that (x) no Event of Default exists after giving effect to such merger or consolidation, (y) if the foregoing requirements are satisfied, the Successor Borrower will succeed to, and be substituted for,

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the Borrower under this Agreement and the other Loan Documents and (z) the Borrower agrees to provide any documentation and other information about the Successor Borrower as shall have been reasonably requested in writing by any Lender through the Administrative Agent that such Lender shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act;

(iv) the Borrower and its Subsidiaries may undertake or consummate any IPO Reorganization Transactions;

(v) any Person (other than Holdings or the Borrower) may merge into or consolidate with any Restricted Subsidiary (other than the Borrower) in a transaction in which the surviving entity is a Restricted Subsidiary and, if any party to such merger or consolidation is a Subsidiary Guarantor, is a Subsidiary Guarantor; and

(vi) any Restricted Subsidiary (other than the Borrower) may merge into or consolidate with any Person in order to (1) effect an Asset Sale permitted pursuant to Section 6.05(b) or (2) make an Investment permitted pursuant to Section 6.04 .

(b) Make any Asset Sale, except:

(i) transfers of condemned property as a result of the exercise of “eminent domain” or other similar powers to the respective Governmental Authority or agency that has condemned the same (whether by deed in lieu of condemnation or otherwise), and transfers of property arising from foreclosure or similar action or that have been subject to a casualty to the respective insurer of such real property as part of an insurance settlement; and

(ii) other Asset Sales, provided that, with respect to any Asset Sale pursuant to this clause (ii), (A) the fair market value of the consideration in respect of such Asset Sale is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of, (B) in the case of an Asset Sale where the fair market value of the consideration in respect of such Asset Sale is in excess of the greater of (x) $5,000,000 and (y) 5.5% of Consolidated EBITDA for the most recently ended Test Period, such Asset Sale is for consideration at least 75% of which is cash or Cash Equivalents; provided that for purposes of this clause (B), any Designated Non-Cash Consideration received by the Borrower or any other Restricted Subsidiary in such Asset Sale having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received that is at that time outstanding, not to exceed the greater of (1) $5,000,000 and (2) 5.5% of Consolidated EBITDA for the most recently ended Test Period (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value) shall be deemed to be cash, (C) the Net Cash Proceeds of such Asset Sale are applied and/or reinvested in accordance with Section 2.13(b) and (D) no Event of Default has occurred and is continuing on the date on which the agreement governing such Asset Sale is executed.

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SECTION 6.06 Restricted Payments; Restrictive Agreements. (a) Make, or agree to make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so; provided, however, that

(i) any Restricted Subsidiary (other than the Borrower) may pay dividends or make other distributions ratably to its equity holders,

(ii) so long as no Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may make distributions to Holdings so that Holdings may repurchase its Equity Interests owned by employees of Holdings, the Borrower or the other Subsidiaries or make payments to employees of Holdings, the Borrower or the other Subsidiaries upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to management incentive plans or in connection with the death or disability of such employees in an aggregate amount not to exceed $1,500,000 in any such fiscal year of the Borrower, such amounts not used in any fiscal year may be carried forward to the subsequent fiscal year,

(iii) the Borrower may make Restricted Payments to Holdings in the amount necessary to allow Holdings to make payments permitted by Sections 6.07(g), (h) and (i),

(iv) Restricted Payments constituting IPO Reorganization Transactions,

(v) the Borrower may make Restricted Payments to Holdings in an amount equal to the Available Amount; provided that, with respect to Restricted Payments made using the Cumulative Retained Excess Cash Flow Amount, (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) on a pro forma basis after giving effect to such Restricted Payment and any pro forma adjustments described in Section 1.03, the Total Leverage Ratio is equal to or less than 2.70 to 1.00,

(vi) the Borrower and its Restricted Subsidiaries may make dividends and other distributions in order to consummate the Transactions,

(vii) the Borrower and its Restricted Subsidiaries may make Restricted Payments to the extent necessary to permit Holdings or any Parent Company to pay (1) general administrative costs and expenses (including corporate overhead, legal or similar expenses and customary salary, bonus and other benefits payable to directors, officers, employees, members of management, managers or consultants of any Parent Company) and franchise fees and Taxes and similar fees, Taxes and expenses required to maintain the organizational existence of such Parent Company, in each case, which are reasonable and customary and incurred in the ordinary course of business, (2) any reasonable and customary indemnification claims made by directors, officers, members of management, managers, employees or consultants of any Parent Company, in each case, to the extent attributable to the ownership or operations of the Borrower, any Parent Company (but excluding, for the avoidance of doubt, the portion of any such amount, if any, that is attributable to the ownership or operations of any Subsidiary of Holdings or any Parent Company other than the Borrower or its Restricted Subsidiaries), or the other Restricted

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Subsidiaries, (3) fees and expenses related to debt or equity offerings, investments or acquisitions (whether or not consummated) and (4) after the consummation of a Qualified Public Offering, Public Company Costs, in each case attributable to the investment in the Borrower and the other Restricted Subsidiaries (and Unrestricted Subsidiaries, to the extent of cash received from such Unrestricted Subsidiaries for payment thereof by the Borrower),

(viii) after the consummation of a Qualified Public Offering, the Borrower may make Restricted Payments, so that the Borrower (or its Parent Company) may pay dividends, in an aggregate amount per annum not to exceed the greater of (x) 6.0% of the net proceeds received by the Borrower in such Qualified Public Offering and (y) 5.0% of the Borrower’s (or its Parent Company’s) market capitalization, so long as no Event of Default has occurred and is continuing,

(ix) other such Restricted Payments, not to exceed in the aggregate the greater of (x) $15,000,000 and (y) 16.5% of Consolidated EBITDA for the most recently ended Test Period, provided that no Event of Default shall have occurred and be continuing or would result therefrom, and

(x) the Borrower and its Restricted Subsidiaries may make Restricted Payments so long as (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) on a pro forma basis after giving effect to such Restricted Payment and any pro forma adjustments described in Section 1.03, the Total Leverage Ratio is equal to or less than 1.75 to 1.00.

(b) Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of Holdings, the Borrower or any other Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations, or (ii) the ability of the Borrower or other Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any other Restricted Subsidiary or to Guarantee Indebtedness of the Borrower or any other Restricted Subsidiary; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (B) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale; provided further that such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder, (C) clause (i) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (D) clause (i) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment or financing thereof, (E) the foregoing shall not apply to restrictions set forth in any agreement evidencing Indebtedness of a Restricted Subsidiary that is not a Loan Party permitted by Section 6.01, (F) the foregoing shall not apply to restrictions that are assumed in connection with any acquisition of property or the Equity Interests of any person, so long as the relevant encumbrance or restriction relates solely to the person and its subsidiaries (including the Equity Interests of the relevant person) or property so acquired and was not created in connection with or in anticipation of such acquisition, (G) the foregoing shall not apply to

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restrictions that are imposed by customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements, in each case, with respect to any Restricted Subsidiary that is not a Wholly-Owned Subsidiary, that prohibit or restrict the pledge or transfer of ownership interests in the relevant Restricted Subsidiary, (H) the foregoing shall not apply to restrictions arising pursuant to an agreement or instrument relating to any Indebtedness permitted to be incurred after the Closing Date if the relevant restrictions, taken as a whole, are not materially less favorable to the Lenders than the restrictions contained in this Agreement, taken as a whole (as determined in good faith by the Borrower), and (I) the foregoing shall not apply to restrictions set forth in documents which exist on the Closing Date and were not created in contemplation thereof (and any amendment, modification, restatement, renewal, supplement, refunding, replacement or refinancing of any such document so long as such amendment, modification, restatement, renewal, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Borrower, no more restrictive, taken as a whole, than those in existence prior to such amendment, modification, restatement, renewal, supplement, refunding, replacement or refinancing).

SECTION 6.07 Transactions with Affiliates. Except for transactions between or among the Borrower and one or more Restricted Subsidiaries or between or among Restricted Subsidiaries, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, with a fair market value in excess of $3,000,000, except that (a) the Borrower or any other Restricted Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to such Borrower or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) [intentionally omitted], (c) the Borrower or any other Restricted Subsidiary may engage in transactions pursuant to agreements in existence on the Closing Date and set forth on Schedule 6.07 or any amendment, supplement or other modification thereto to the extent such amendment, supplement or modification is not adverse to the Lenders in any material respect, (d) the Borrower and the other Restricted Subsidiaries may consummate the Transactions including the payment of Transaction Costs, (e) the Borrower or any other Restricted Subsidiary may enter into any transactions with Affiliated Lenders contemplated hereunder and in accordance with the terms of, and in the manner provided by, this Agreement, (f) the Borrower or any other Restricted Subsidiary may make (x) Restricted Payments expressly permitted by Section 6.06 and (y) Investments expressly permitted by Section 6.04, (g) the Borrower or any other Restricted Subsidiary may pay to their respective employees and officers compensation in the ordinary course of business, (h) the Borrower or any other Restricted Subsidiary may pay fees to their respective directors in the ordinary course of business, (i) the Borrower and its Subsidiaries may undertake or consummate or otherwise be subject to any IPO Reorganization Transactions and (j) the Borrower or any other Restricted Subsidiary may make payments in connection with the indemnification of their respective employees, officers and directors.

SECTION 6.08 Business of Holdings, the Borrower and the Other Subsidiaries. (a) With respect to Holdings, engage in any business or operating activities or have any assets or liabilities other than (i) its ownership of the Equity Interests of the Borrower and, through the Borrower, the other Subsidiaries, together with the assets and liabilities incidental thereto, including liabilities pursuant to the Guarantee and Collateral Agreement or any other Loan

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Documents; (ii) activities in order to consummate the Transactions; (iii) activities and contractual rights and obligations incidental to maintenance of its corporate existence (including the payment of accounting and other professional fees and expenses), and obligations of Holdings to applicable governmental authorities; (iv) activities related to the payment of Tax liabilities of the Loan Parties in the ordinary course of business; (v) indemnification of directors, managers and officers; (vi) the performance of its obligations under the Loan Documents; (vii) activities in order to consummate a Qualified Public Offering, including any IPO Reorganization Transaction; (viii) the incurrence of unsecured holding company Indebtedness that matures later than the Latest Term Maturity Date at the time of the incurrence thereof, provided that (A) no Guarantees thereof may be provided by the Borrower or any other Restricted Subsidiary and (B) both before and after the incurrence thereof, on a pro forma basis after giving effect thereto and the pro forma adjustments described in Section 1.03, the Total Leverage Ratio shall not exceed 4.00 to 1.00; (ix) guaranteeing the obligations of the Borrower and its Subsidiaries in each case solely to the extent such obligations of the Borrower and its Subsidiaries are not prohibited hereunder; (x) holding any cash or property received in connection with Restricted Payments made by the Borrower in accordance with this Agreement pending application thereof by Holdings; (xi) making contributions to the capital of its Subsidiaries; and (xii) other activities incidental to or in furtherance of any of the foregoing. Holdings shall not create, incur, assume or suffer to exist any Lien on the Equity Interests of the Borrower (other than Liens securing Indebtedness under any Loan Document or arising solely by operation of Law), and shall not incur any Indebtedness (other than in respect of (x) the Guarantees permitted by clause (i) above and (y) the Indebtedness permitted by clause (viii) above).

(b) With respect to the Borrower and the other Restricted Subsidiaries, engage at any time in any business activity, taken as a whole, other than the business activity currently conducted by it on the Closing Date and any Similar Business.

SECTION 6.09 Other Indebtedness and Agreements. (a) Permit (i) any waiver, supplement, modification, amendment, termination or release of the indenture, instrument or agreement pursuant to which any Material Indebtedness that is expressly subordinated in right of payment to the Obligations or any Material Indebtedness that is secured by junior-priority security interest in the Collateral (collectively, the “Junior Financing”) of the Borrower or any other Loan Party is outstanding if the effect of such waiver, supplement, modification, amendment, termination or release, taken as a whole, would be adverse to the Lenders in any material respect, other than any such supplements, modifications or amendments expressly permitted by the terms of the applicable intercreditor or subordination agreement or other subordination instrument, or (ii) any waiver, supplement, modification or amendment of its certificate of incorporation, by-laws, operating, management or partnership agreement or other organizational documents, to the extent any such waiver, supplement, modification or amendment, taken as a whole, would be adverse to the Lenders in any material respect; provided that, for purposes of clarity, it is understood and agreed that Holdings, the Borrower or any Restricted Subsidiary may effect a change to its organizational form or consummate any other transaction that is permitted under Section 6.05.

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(b) Make any distribution, whether in cash, property, securities or a combination thereof, other than payments of fees, expenses and indemnification obligations and regularly scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Junior Financing, (collectively, “Restricted Debt Payments”), except:

(A) refinancings of any Junior Financing permitted by Section 6.01,

(B) any such distribution, payment, redemption, repurchase, retirement, acquisition or setting apart up to an amount not to exceed the Available Amount; provided that, with respect to such distribution, payment, redemption, repurchase, retirement, acquisition or setting apart made using the Cumulative Retained Excess Cash Flow Amount, (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) on a pro forma basis after giving effect to such distribution, payment, redemption, repurchase, retirement, acquisition or setting apart the pro forma adjustments described in Section 1.03, the Total Leverage Ratio is equal to or less than 2.70 to 1.00,

(C) other such distributions, payments, redemptions, repurchases, retirements, acquisitions or settings apart, provided that (x) no Event of Default shall have occurred and be continuing or would result therefrom and (y) the Total Leverage Ratio, on a pro forma basis after giving effect thereto and any pro forma adjustments described in Section 1.03, shall not exceed 2.00 to 1.00, and

(D) other such distributions, payments, redemptions, repurchases, retirements, acquisitions or settings apart in an amount, not to exceed the greater of (x) $15,000,000 and (y) 16.5% of Consolidated EBITDA for the most recently ended Test Period, provided that no Event of Default shall have occurred and be continuing or would result therefrom.

SECTION 6.10 Maximum Total Leverage Ratio. If, on the last day of any Test Period (commencing with the Test Period ending March 31, 2019), the aggregate principal amount of Revolving Loans and Letters of Credit (excluding Letters of Credit that have been Cash Collateralized) outstanding exceeds 30% of the aggregate principal amount of the Revolving Credit Commitments, permit the Total Leverage Ratio on the last day of any Test Period (i) ending on or after March 31, 2019 and on or prior to December 31, 2019, to be greater than 4.75 to 1.00 and (ii) ending on or after March 31, 2020, to be greater than 4.50 to 1.00.

The provisions of this Section 6.10 are for the direct benefit of the Lenders under the Financial Covenant Facilities only. Any Default or Event of Default under the provisions of this Section 6.10 will not by itself constitute a Default or Event of Default under any Credit Facility (other than the Financial Covenant Facilities) and will not trigger a cross-default thereunder until a Financial Covenant Acceleration has occurred.

SECTION 6.11 Fiscal Year. The Borrower shall not change its fiscal year-end to a date other than December 31; provided that the Borrower may, upon written notice to the Administrative Agent, change the fiscal year-end of the Borrower to another date, in which case the Borrower and the Administrative Agent will, and are hereby authorized to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

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ARTICLE VII

Events of Default

SECTION 7.01 Event of Default. In case of the happening of any of the following events (each an “Event of Default”):

(a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading (i) in the case of representations and warranties qualified as to materiality, in any respect, or (ii) otherwise, in any material respect, in each case when so made, deemed made or furnished;

(b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c) default shall be made in the payment of any interest on any Loan or any Fee or L/C Disbursement or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

(d) default shall be made in the due observance or performance by Holdings, the Borrower or any other Restricted Subsidiary of any covenant, condition or agreement contained in Section 5.01(a) (with respect to the existence of Holdings or the Borrower), 5.05 or 5.08 or in Article VI; provided that the Borrower’s failure to comply with the financial maintenance covenant set forth in Section 6.10 (a “Financial Covenant Event of Default”) shall not constitute a Default or Event of Default with respect to any Term Loans or Term Loan Commitments (or any other Loans or Commitments not constituting a Financial Covenant Facility) unless and until the Required Financial Covenant Lenders have actually terminated all Revolving Credit Commitments with respect to the Financial Covenant Facilities and declared all Obligations with respect to the Financial Covenant Facilities to be immediately due and payable pursuant to the last paragraph of this Section 7.01 as a result of such Financial Covenant Event of Default (and such declaration has not been rescinded as of the applicable date) (the occurrence of such termination and declaration by the Required Financial Covenant Lenders, a “Financial Covenant Acceleration”); or

(e) default shall be made in the due observance or performance by Holdings, the Borrower or any other Restricted Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after the earlier of (i) notice thereof from the Administrative Agent (which shall be given at the reasonable request of any Lender) to the Borrower and (ii) knowledge thereof of any of Holdings and the Borrower;

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(f) (i) Holdings, the Borrower or any other Restricted Subsidiary shall fail to pay any principal or interest or other amount due in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace period) or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or that results in the termination or permits any counterparty to terminate any Hedging Agreement the obligations under which constitute Material Indebtedness; provided that this clause (ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, the Borrower or any other Material Subsidiary, or of a substantial part of the property or assets of Holdings, the Borrower or any other Material Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any other Material Subsidiary or for a substantial part of the property or assets of Holdings, the Borrower or any other Material Subsidiary or (iii) the winding-up or liquidation of Holdings, the Borrower or any other Material Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h) Holdings, the Borrower or any other Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any other Material Subsidiary or for a substantial part of the property or assets of Holdings, the Borrower or any other Material Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

(i) one or more judgments shall be rendered against Holdings, the Borrower or any other Restricted Subsidiary and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively vacated, stayed or bonded pending an appeal, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Holdings, the Borrower or any other Restricted Subsidiary to enforce any such judgments (to the extent not paid or covered by third-party insurance provided by a carrier

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notified of such judgment not disputing coverage) and such judgments either (i) are for the payment of money in an aggregate amount in excess of $10,000,000, (ii) are for injunctive relief and would reasonably be expected to result in a Material Adverse Effect or (iii) are subject to indemnity by a third party pursuant to a binding obligation;

(j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect;

(k) this Agreement or any material Security Document, at any time after its execution and delivery and for any reason, shall cease to be in full force and effect, or any Loan Party shall contest in writing the validity or enforceability thereof;

(l) any material Guarantee under the Guarantee and Collateral Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms), or any Guarantor shall deny in writing that it has any further liability under the Guarantee and Collateral Agreement (other than as a result of the discharge of such Guarantor in accordance with the terms of the Loan Documents);

(m) any security interest purported to be created by any Security Document and to extend to assets that are not immaterial to Holdings and the Restricted Subsidiaries on a consolidated basis shall cease to be, or shall be asserted by any Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that (i) any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Guarantee and Collateral Agreement (unless such failure is due to a request by Holdings and its Subsidiaries), (ii) any such loss of perfection or priority results from the failure of the Collateral Agent to file Uniform Commercial Code continuation statements, (iii) such loss is covered by a lender’s title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy or (iv) such loss arose through no fault of any Loan Party and such deficiency is corrected reasonably promptly with reasonable diligence upon obtaining actual knowledge thereof (but in any event, within 20 Business Days thereafter); or

(n) there shall have occurred a Change in Control;

then, and in every such event (other than an event with respect to Holdings or the Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, to the fullest extent

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permitted by applicable law, by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; provided that, notwithstanding anything to the contrary, if the only Events of Default then having occurred and continuing are pursuant to a Financial Covenant Event of Default, then, unless a Financial Covenant Acceleration has occurred and is continuing, the Administrative Agent shall only take the actions set forth in this paragraph at the request of the Required Financial Covenant Lenders (as opposed to the Required Lenders) and only with respect to the Revolving Credit Commitments, Revolving Loans and other Obligations, in each case, under the Financial Covenant Facilities; and in any event with respect to Holdings or the Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

SECTION 7.02 Equity Cure. (a) Notwithstanding anything to the contrary contained in Section 7.01, in the event that the Borrower would not otherwise be in compliance with the financial maintenance covenant set forth in Section 6.10, then not later than 10 Business Days after the day on which financial statements are required to be delivered under Section 5.04(a) or Section 5.04(b), and no earlier than the day that is the last day of the relevant fiscal quarter (the “Anticipated Cure Deadline”), Holdings (or another Parent Company) shall have the right to issue common Equity Interests (or any Qualified Capital Stock) for cash, or otherwise receive cash contributions in respect of its common Equity Interests (or any Qualified Capital Stock), and to contribute any such cash to the Borrower as cash common equity (or in the case of cash received by another Parent Company in respect of its Equity Interests, such Parent Company shall have the right to contribute such cash to Holdings as cash common equity and Holdings shall have the right to contribute such cash to the Borrower as cash common equity) (collectively, the “Cure Right”), and upon receipt by the Borrower of such cash (the “Specified Equity Contribution”) pursuant to the exercise by Holdings (and/or any other Parent Company) and the Borrower of such Cure Right, Consolidated EBITDA as used in the financial maintenance covenant set forth in Section 6.10 shall be increased (solely for the purposes of such financial covenant) giving effect to the Specified Equity Contribution.

(b) If, after giving effect to the recalculations set forth in paragraph (a) of this Section 7.02, the Borrower shall then be in compliance with the financial maintenance covenant set forth in Section 6.10, the Borrower shall be deemed to have satisfied the requirements of such covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of such covenant that had occurred shall be deemed cured for purposes of this Agreement.

(c) Upon receipt by the Administrative Agent of written notice, on or prior to the Anticipated Cure Deadline, that the Borrower intends to exercise the Cure Right in respect of a fiscal quarter, the Lenders shall not be permitted to accelerate Loans held by them or to exercise remedies against the Collateral on the basis of a failure to comply with the requirements of the financial maintenance covenant set forth in Section 6.10, unless such failure is not cured pursuant to the exercise of the Cure Right on or prior to the Anticipated Cure Deadline.

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Notwithstanding anything to the contrary herein, no Lender or Issuing Bank shall be required to make any Revolving Loan or issue or amend any Letter of Credit from the date on which financial statements are required to be delivered with respect to any fiscal quarter or year (or, if earlier, the date on which such financial statements are actually delivered) for which the Borrower has failed to comply with the financial maintenance covenant set forth in Section 6.10 for the Test Period ending on the last day of such fiscal quarter or year to the earlier of (i) any cure or waiver of any Default or Event of Default arising from such failure to comply with such financial covenant and (ii) such time as (x) the Administrative Agent has received written notice, on or prior to the Anticipated Cure Deadline, of the Borrower’s intention to exercise the Cure Right in respect of such fiscal quarter and (y) the Specified Equity Contribution has been actually received by the Borrower on or prior to the Anticipated Cure Deadline.

(d) Notwithstanding anything herein to the contrary, (i) in each four fiscal quarter period there shall be at least two fiscal quarters in which the Cure Right is not exercised, (ii) no more than five Specified Equity Contributions may be made pursuant to this Section 7.02, (iii) the amount of any Specified Equity Contribution shall be no greater than the amount required to cause the Borrower to be in compliance with the financial maintenance covenant set forth in Section 6.10, (iv) all Specified Equity Contributions shall be disregarded for all purposes under this Agreement (including any ratio based conditions or any baskets with respect to the covenants set forth in Article VI) other than determining compliance with the financial maintenance covenant set forth in Section 6.10 and (v) there shall be no pro forma or other reduction of the amount of Indebtedness by the amount of any Specified Equity Contribution for purposes of determining compliance with Section 6.10 for the fiscal quarter in respect of which the Cure Right was exercised (other than, with respect to any future period, to the extent of any portion of such Specified Equity Contribution that is actually applied to repay Indebtedness).

ARTICLE VIII

Agency

SECTION 8.01 Appointment and Authority. Each of the Lenders and the Issuing Bank hereby irrevocably appoints Credit Suisse AG, Cayman Islands Branch, to act on its behalf as the Administrative Agent and the Collateral Agent (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the “Agents”) hereunder and under the other Loan Documents and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to the Agents by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Agents, the Issuing Bank and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third-party beneficiary of any such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Agents is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

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SECTION 8.02 Rights as a Lender. Each person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the person serving as an Agent hereunder in its individual capacity. Such person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, Holdings, the Borrower or any other Subsidiary or other Affiliate thereof as if such person were not an Agent hereunder and without any duty to account therefor to the Lenders.

SECTION 8.03 Exculpatory Provisions. (a) Neither Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, neither Agent:

(i) shall be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(ii) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that neither Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(iii) except as expressly set forth herein and in the other Loan Documents, shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, the Borrower, the other Subsidiaries or any of their Affiliates that is communicated to or obtained by a person serving as an Agent or any of its Affiliates in any capacity.

(b) An Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary) or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 9.08, or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Agents shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower or a Lender.

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(c) The Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agents.

SECTION 8.04 Reliance by Agents. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan or to any other Credit Event that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 8.05 Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub- agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VIII shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facilities as well as activities as an Agent. Each Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

SECTION 8.06 Resignation of Agents. (a) Each Agent may at any time give notice (of no less than 10 days) of its resignation to the Lenders, the Issuing Bank and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right with the consent of the Borrower (such consent not to be unreasonably withheld, provided that the Borrower’s consent shall not be required if an Event of Default pursuant to Section 7.01(b), (c), (g) or (h) has occurred and is continuing), to appoint a successor, which shall be a commercial bank or trust company with an office in New York, New York, or an Affiliate of any such bank, in each case with a combined capital and surplus of at least $1,000,000,000. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Bank, appoint a successor Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

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(b) If the person serving as Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing (of no less than 10 days) to the Borrower and such person remove such person as Agent and, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed, provided that the Borrower’s consent shall not be required if an Event of Default pursuant to Section 7.01(b), (c), (g) or (h) has occurred and is continuing), appoint a successor, which successor shall meet the qualifications set forth in paragraph (a) above. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”) then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c) With effect from the Resignation Effective Date or the Removal Effective Date, as applicable, (1) the retiring or removed Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the retiring or removed Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Agent shall continue to hold such Collateral until such time as a successor Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor Agent. After the retiring or removed Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article VIII and Section 9.05 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as Agent.

SECTION 8.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

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SECTION 8.08 No Other Duties, etc. Anything herein to the contrary notwithstanding, neither the Arranger nor any person listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as an Agent, Issuing Bank or a Lender hereunder.

SECTION 8.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Bank and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Bank and the Administrative Agent and their respective agents and counsel and all other amounts due to the Lenders, the Issuing Bank and the Administrative Agent under Sections 2.05 and 9.05) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders or the Issuing Bank, as applicable, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.05 and 9.05.

SECTION 8.10 Collateral and Guaranty Matters. No Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Agents on behalf of the Secured Parties in accordance with the terms thereof. In the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent or Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by such Agent on behalf of the Secured Parties at such sale or other disposition. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and the Security Documents and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the foregoing provisions.

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SECTION 8.11 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) The Administrative Agent and the Arranger hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an

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interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

SECTION 8.12 Intercreditor Agreements. Each of the Lenders and the other Secured Parties (a) authorizes and instructs the Agents to enter into any Acceptable Intercreditor Agreement (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements) as collateral agent and on behalf of such Person in connection with the incurrence by any Loan Party of any Indebtedness of such Loan Party that is permitted to be incurred and secured by the Collateral pursuant to Sections 6.01 and 6.02 of this Agreement, in order to permit such Indebtedness to be secured by a valid, perfected Lien (with such priority as may be designated by such Loan Party, to the extent such priority is permitted by the Loan Documents), and by its acceptance of the benefits of the Security Documents, hereby acknowledges that any such intercreditor agreement is or will be, as applicable, binding upon it and (b) agrees that it will be bound by and will take no actions contrary to the provisions of such intercreditor agreements (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements in connection with the incurrence by any Loan Party of any Indebtedness of such Loan Party that is permitted to be incurred and secured by the Collateral pursuant to Sections 6.01 and 6.02 of this Agreement, in order to permit such Indebtedness to be secured by a valid, perfected Lien (with such priority as may be designated by such Loan Party, to the extent such priority is permitted by the Loan Documents)), and to subject the Liens on the Collateral securing the Obligations to the provisions thereof.

ARTICLE IX

Miscellaneous

SECTION 9.01 Notices; Electronic Communications. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a) if to the Borrower or Holdings, to 1655 Grant Street, 10th Floor, Concord, CA 94520, Attn: Gary Zyla, e-mail: gary.zyla@assetmark.com;

(b) if to the Administrative Agent, to Credit Suisse AG, Cayman Islands Branch, Eleven Madison Avenue, New York, NY 10010, Attn: Agency Manager, fax no. 212-322-2991, e-mail: agency.loanops@credit-suisse.com;

(c) if to the Collateral Agent, to Credit Suisse AG, Cayman Islands Branch, Eleven Madison Avenue, New York, NY 10010, Attn: Loan Operations, e-mail: list.ops-collateral@credit-suisse.com; and

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(d) if to a Lender, to it at its address (or fax number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications, to the extent provided in paragraph (e) below, shall be effective as provided in said paragraph (e).

(e) Electronic Communications. Notices and other communications to the Lenders and the Issuing Bank hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or Issuing Bank pursuant to Article II if such Lender or Issuing Bank has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its or their discretion, agree to accept notices and other communications to it or them hereunder by electronic communications pursuant to procedures approved by it or them; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(f) Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

(g) Platform.

(i) Each of Holdings and the Borrower hereby agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the other Lenders and the Issuing Bank by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”).

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(ii) The Platform is provided “as is” and “as available”. The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Agents or any of their Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or the other Loan Parties, any Lender, the Issuing Bank or any other person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through the Platform, except as may result from the gross negligence or willful misconduct of an Agent Party as determined by a court of competent jurisdiction by final and nonappealable judgment. “Communications” means, collectively, any notice, demand, communication, information, document or other material that any Loan Party provides to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent or any Lender or Issuing Bank by means of electronic communications pursuant to this Section, including through the Platform.

Each of Holdings and the Borrower hereby agrees, unless directed otherwise by the Administrative Agent or unless the e-mail address referred to in this paragraph has not been provided by the Administrative Agent to the Borrower, that it will, or will cause the other Restricted Subsidiaries to, provide the Communications to the Administrative Agent in an electronic/soft medium that is properly identified in a format acceptable to the Administrative Agent to an e-mail address as directed by the Administrative Agent. In addition, each of Holdings and the Borrower agrees, and agrees to cause the other Restricted Subsidiaries, to continue to provide the Communications to the Administrative Agent or the Lenders or Issuing Bank, as the case may be, in the manner otherwise specified in the Loan Documents but only to the extent requested by the Administrative Agent.

Each of Holdings and the Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of Holdings or the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on the Platform and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Holdings, the Borrower, any other Subsidiary or their securities) (each, a “Public Lender”). Each of Holdings and the Borrower hereby agrees that (i) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC”, each of Holdings and the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material information with respect to Holdings, the Borrower, any other Subsidiary or their securities for purposes of United States federal and state securities laws other than information that is of a type that would be publicly available if Holdings was a public reporting company (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.16); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform

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designated as “Public Investor”; and (iv) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor.” Notwithstanding the foregoing, the following Borrower Materials shall be deemed to be marked “PUBLIC”, unless the Borrower notifies the Administrative Agent promptly that any such document contains material information of a type that would not be publicly available if Holdings was a public reporting company: (A) the Loan Documents and (B) notification of changes in the terms of the Credit Facilities.

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States federal and state securities laws, to make reference to Communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to Holdings, the Borrower, any other Subsidiary or their securities for purposes of United States federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL AND NONAPPEALABLE RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such persons for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such persons’ e- mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

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Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

SECTION 9.02 Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower or Holdings herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Bank and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Issuing Bank, regardless of any investigation made by the Lenders or the Issuing Bank or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank.

SECTION 9.03 Binding Effect. This Agreement shall become effective when it shall have been executed by Holdings, the Borrower and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto.

SECTION 9.04 Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, Holdings, the Administrative Agent, the Collateral Agent, the Issuing Bank or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

(b) Subject to the conditions set forth in this paragraph (b), any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), with the prior written consent of the Borrower, the Administrative Agent and (solely with respect to assignments of Revolving Credit Commitments) each Issuing Bank (in each case, such consent not to be unreasonably withheld, conditioned or delayed); provided, that (I) consent of the Borrower shall not be required during the primary syndication of the Term Loans (other than with respect to any proposed assignment to a Disqualified Institution), (II) (x) the Borrower shall be deemed to have consented to any assignment of Loans or Commitments unless it has objected thereto by written notice to the Administrative Agent within ten Business Days after receipt of a written request for consent and (y) the consent of the Borrower shall not be required for any

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assignment of Term Loans or Term Commitments (1) by any Term Lender to any Term Lender or any Affiliate of any Term Lender or an Approved Fund or (2) at any time when an Event of Default under Section 7.01(b), (c), (g) or (h) exists and (III) (x) the Borrower shall be deemed to have consented to any assignment of Revolving Loans or Revolving Credit Commitments unless it has objected thereto by written notice to the Administrative Agent within ten Business Days after receipt of a written request for consent, and (y) the consent of the Borrower shall not be required for any assignment of Revolving Loans or Revolving Credit Commitments (1) by any Revolving Credit Lender to any Revolving Credit Lender or any Affiliate of any Revolving Credit Lender or an Approved Fund or (2) at any time when an Event of Default under Section 7.01(b), (c), (g) or (h) exists). The amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than (x) $1,000,000, in the case of Term Loans and Term Commitments and (y) $5,000,000 in the case of Revolving Loans and Revolving Credit Commitments, unless (i) the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it is being assigned, (ii) the applicable assignment is to a Lender, an Affiliate of a Lender or an Approved Fund or (iii) the Borrower and the Administrative Agent otherwise consent. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned (it being understood that assignments under separate Credit Facilities shall not be required to be made on a pro rata basis). The parties to each assignment shall (A) execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent or (B) if previously agreed with the Administrative Agent, manually execute and deliver to the Administrative Agent an Assignment and Acceptance and, in each case, shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire (in which the assignee shall designate one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws) and all applicable Tax forms (including the Tax forms pursuant to Section 2.20(f) hereof). In the case of any assignment to an Eligible Assignee that is or would be, upon giving effect to such assignment, an Affiliated Lender, such assignment shall be subject to the provisions of Section 9.04(l). Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).

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(c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Term Loan Commitment and Revolving Credit Commitment, and the outstanding balances of its Term Loans and Revolving Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of Holdings, the Borrower or any other Subsidiary or the performance or observance by any Loan Party of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is an Eligible Assignee and is legally authorized to enter into such Assignment and Acceptance (and the Administrative Agent may rely conclusively on such representation); (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.04 or delivered pursuant to Section 5.04, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to each of the Administrative Agent and the Collateral Agent, by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of and interest on the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and the Borrower, the Administrative Agent, the Issuing Banks, the Collateral Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Banks and the Collateral Agent, at any reasonable time and from time to time upon reasonable prior notice.

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(e) Upon its receipt of, and consent to, a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if applicable, and the written consent of the Administrative Agent and, if required, the Borrower and the Issuing Bank to such assignment and any applicable Tax forms, the Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

(f) Each Lender may without the consent of, or notice to, the Borrower, the Issuing Bank or the Administrative Agent sell participations to one or more Eligible Assignees (each, a “Participant”) in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Participant shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 (to the extent that such Participant provides any necessary documentation under Section 2.20 as if it were a Lender hereunder) to the same extent as if they were Lenders (but, with respect to any particular Participant, to no greater extent than the Lender that sold the participation to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent or to the extent that such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation) and (iv) the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans or L/C Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement (other than, if agreed to between such Participant and the applicable Lender, amendments, modifications or waivers described in Section 9.08(b)(i), (ii), (iii), (iv) or (v)). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18 as though it were a Lender.

(g) Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

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(h) Any Lender or Participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or Participant or proposed assignee or Participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or Participant or proposed assignee or Participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.16.

(i) Any Lender may at any time pledge or assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed by such Lender; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

(j) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV.

(k) Neither Holdings nor the Borrower shall assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent, each Issuing Bank and each Lender, and any attempted assignment without such consent shall be null and void.

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(l) Notwithstanding anything to the contrary contained herein, any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans to any Affiliated Lender on a non-pro rata basis (x) through Auctions open to all Lenders holding the relevant Term Loans on a pro rata basis or (y) through open market purchases, in each case with respect to clauses (x) and (y), without the consent of the Administrative Agent, subject to the applicable conditions set forth in Section 2.12(c); provided that no Affiliated Lender shall be required to represent or warrant that it is not in possession of material non-public information with respect to Holdings, the Borrower or any Subsidiary thereof or their respective securities in connection with any assignment permitted by this Section 9.04(l).

(m) Notwithstanding any other provision of this Agreement, no Lender will assign its rights and obligations under this Agreement, or sell participations in its rights and/or obligations under this Agreement, to any person who is (i) listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation or (ii) either (A) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (B) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or similarly designated under any related enabling legislation or any other similar executive orders.

(n) Notwithstanding anything to the contrary herein, the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, (A) the Administrative Agent shall not be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution, (B) the Administrative Agent shall in no circumstances have any liability with respect to any assignment or participation to a Disqualified Institution to which the Borrower has consented (including deemed consent) or with respect to any other assignment or participation to a Disqualified Institution and (C) the Administrative Agent shall in no circumstances have any liability with respect to or arising out of any disclosure of confidential information to any Disqualified Institution, unless such assignment or disclosure resulted from the gross negligence, bad faith or willful misconduct of, or material breach of the Loan Documents by, the Administrative Agent.

(o) In the case of any assignment or participation by a Lender without the Borrower’s consent to a Disqualified Institution (or any affiliate thereof) or, to the extent the Borrower’s consent is required under the terms of the Loan Documents, to any other person, the Borrower shall be entitled to (a) terminate any Commitment of such person and repay any applicable outstanding Loans (in the case of Term Loans, at a price equal to the lesser of par and the amount such person paid to acquire such Loans), without premium, penalty, prepayment fee or breakage, and/or (b) require such person to assign its rights and obligations to one or more Eligible Assignees at the price indicated above (which assignment shall not be subject to the processing and recordation fee specified above); provided that upon inquiry by any Lender to the Administrative Agent as to whether a specified potential assignee or prospective Participant is on the list of Disqualified Institutions, the Administrative Agent shall be permitted to disclose to such Lender whether such specific potential assignee or prospective Participant is on the list of Disqualified Institutions.

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SECTION 9.05 Expenses; Indemnity; Damage Waivers. (a) The Borrower and Holdings agree, jointly and severally, to pay within 30 days of a written demand therefor (together with reasonable backup documentation supporting such reimbursement request) (i) all reasonable and documented out-of-pocket expenses incurred by the Arranger, the Administrative Agent, the Collateral Agent, any documentation agent, any syndication agent and the Issuing Bank (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if reasonably necessary, of one local counsel in any relevant local jurisdiction to all such Persons, taken as a whole), in connection with the syndication of the Credit Facilities and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof and (ii) all reasonable out-of-pocket expenses (but limited, in the case of legal fees and expenses, to the reasonable and documented out-of-pocket fees, disbursements and other charges (x) of one firm of outside counsel to all such Persons taken as a whole and, solely in the case of an actual or reasonably perceived conflict of interest, one additional counsel to each similarly situated group of Persons, and (y) if reasonably necessary, of one local counsel in any relevant jurisdiction to all such Persons, taken as a whole and, solely in the case of an actual or reasonably perceived conflict of interest, one additional local counsel to each similarly situated group of Persons, in each such relevant material jurisdiction) incurred by the Arranger, the Administrative Agent, the Collateral Agent, the syndication agent, the documentation agent, the Issuing Bank and the Lenders in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b) The Borrower and Holdings agree, jointly and severally, to indemnify each Arranger, the Administrative Agent, the Collateral Agent, any syndication agent, any documentation agent, each Lender, the Issuing Bank and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, solely in the case of an actual or reasonably perceived conflict of interest, one additional counsel to each similarly situated group of affected Indemnitees, taken as a whole and, if reasonably necessary, one local counsel in any relevant material jurisdiction to all Indemnitees, taken as a whole, and solely in the case of any such actual or reasonably perceived conflict of interest, one additional local counsel to all affected Indemnitees, taken as a whole, in each relevant jurisdiction), incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby (including the syndication of the Credit Facilities), (ii) the use of the proceeds of the Loans or issuance of Letters of Credit, (iii) any

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actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates), or (iv) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by Holdings, the Borrower or any other Subsidiary, or any Environmental Liability related in any way to Holdings, the Borrower or any other Subsidiary; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have (x) resulted from the willful misconduct or gross negligence of such Indemnitee or any of its Affiliates or controlling persons thereof or (y) arisen out of or in connection with any claim, litigation or proceeding that is solely among Indemnitees (other than claims against any Indemnitee in its capacity or in fulfilling its role as an Arranger, the Administrative Agent, the Collateral Agent, the Issuing Bank or other similar role) that a court of competent jurisdiction has determined in a final and nonappealable judgment did not involve any act or omission of any of Holdings, the Borrower or their Subsidiaries. Notwithstanding the foregoing, each Indemnitee shall be obligated to refund and return any and all amounts paid by the Borrower or Holdings to such Indemnitee for fees, losses, claims, liabilities, expenses or damages under this Section 9.05 to the extent a court of competent jurisdiction has determined in a final and nonappealable judgment that such Indemnitee was not entitled to payment of such amounts in accordance with the terms of this Section 9.05

(c) To the extent that Holdings and the Borrower fail to pay any amount required to be paid by them to the Arranger, Administrative Agent, the Collateral Agent or the Issuing Bank or any Related Party thereof under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Arranger, the Administrative Agent, the Collateral Agent or the Issuing Bank in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the Aggregate Revolving Credit Exposure, outstanding Term Loans and unused Commitments at the time.

(d) To the extent permitted by applicable law, none of Holdings, its Related Parties or any Indemnitee shall be liable on any theory of liability for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that nothing contained in this sentence shall limit the indemnification obligations to the extent set forth hereinabove to the extent such special, indirect, consequential or punitive damages are included in any third party claim in connection with which an Indemnitee is entitled to indemnification hereunder.

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(e) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the 145 Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Arranger, the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank. All amounts due under this Section 9.05 shall be payable on written demand therefor.

SECTION 9.06 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and Issuing Bank and each Affiliate of any of the foregoing is hereby authorized at any time and from time to time, except to the extent prohibited by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or Issuing Bank, or by such an Affiliate, to or for the credit or the account of the Borrower or Holdings against any of and all the obligations of the Borrower or Holdings now or hereafter existing under this Agreement and other Loan Documents held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured or owed to a branch, office or Affiliate of such Lender or Issuing Bank different from the branch, office or Affiliate holding such deposit or obligated on such Indebtedness; provided that in the event that any Defaulting Lender or Affiliate thereof shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent and, pending such payment, shall be segregated by such Defaulting Lender or its Affiliate from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it or its Affiliate exercised such right of setoff. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender, such Issuing Bank and any such Affiliate may have.

SECTION 9.07 Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS MOST RECENTLY PUBLISHED AND IN EFFECT, ON THE DATE SUCH LETTER OF CREDIT WAS ISSUED, BY THE INTERNATIONAL CHAMBER OF COMMERCE (THE “UNIFORM CUSTOMS”) AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAW OF THE STATE OF NEW YORK.

SECTION 9.08 Waivers; Amendments. (a) No failure or delay of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the

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Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or Holdings in any case shall entitle the Borrower or Holdings to any other or further notice or demand in similar or other circumstances.

(b) Except as otherwise provided herein in Sections 2.08, 2.23 and 2.25, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower, Holdings and (other than with respect to clauses (i), (ii), (iii), (ix) and (x) below) the Required Lenders; provided, however, that no such agreement shall:

(i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan (other than a waiver of default interest) or L/C Disbursement (it being understood that any change in any definition applicable to any ratio used in the calculation of such rate of interest (or any component definition thereof) shall not constitute a reduction in any rate of interest), without the prior written consent of each Lender directly adversely affected thereby,

(ii) increase (other than with respect to any Incremental Term Facility or Incremental Revolving Credit Commitment to which the Lender providing such incremental facility has agreed) or extend the Commitment (it being understood that a waiver of any condition precedent or the waiver of any Default, Event of Default or mandatory prepayment shall not constitute an increase or extension of any Commitment of any Lender) or waive, decrease or extend the date for payment of any Fees or premium owed to any Lender (it being understood that any change in any definition applicable to any ratio used in the calculation of such Fees (or any component definition thereof) shall not constitute a reduction in any Fees), without the prior written consent of each Lender directly adversely affected thereby,

(iii) without the prior written consent of each Lender directly adversely affected thereby, amend, modify or waive the pro rata requirements of Section 2.17,

(iv) without the prior written consent of each Lender, (x) amend, modify or waive the provisions of Section 9.04(k) or (y) other than in accordance with the Loan Documents, release all or substantially all of the value of the Guarantees, or all or substantially all of the Collateral,

(v) amend, modify or waive the provisions of this Section 9.08 or the percentage contained in the definition of the term “Required Lenders”, “Required Financial Covenant Lenders”, “Required Revolving Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any

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Class) required to waive, amend or modify any rights thereunder or make the determination or grant any consent thereunder, without the consent of each Lender (or each Lender of such Class, as the case may be) (it being understood that with the consent of the Required Lenders, the provisions of this Section 9.08 and the definition of the term “Required Lenders” may be amended to include references to any new class of loans created under this Agreement (or to lenders extending such loans) on substantially the same basis as the corresponding references relating to the existing Classes of Loans or Lenders),

(vi) amend, modify or waive provisions of any Loan Document in a manner that by its terms adversely affects the rights of Lenders holding Loans of one Class differently from the rights of Lenders holding Loans of any other Class without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class, provided that in the case of any amendment, modification or waiver that adversely affects the rights of Lenders holding Revolving Loans differently from the rights of Lenders holding Loans of any other Class, the prior written consent of each Lender holding Revolving Loans shall be required,

(vii) amend, modify or waive the protections afforded to an SPV pursuant to the provisions of Section 9.04(j) without the written consent of such SPV,

(viii) impose additional restrictions on the ability of any Lender to assign any of its rights and obligations hereunder without the prior written consent of such Lender,

(ix) amend, modify or waive any condition precedent to an extension of credit (or deemed extension of credit) under the Revolving Facility (or any facility consisting of Incremental Revolving Credit Commitments) without the prior written consent of the Required Revolving Lenders (and, in the case of the issuance of a Letter of Credit, the relevant Issuing Bank), or

(x) amend, modify or waive Section 6.10 or the defined terms used in Section 6.10 (solely in respect of the use of such defined terms in Section 6.10) or waive any Default or Event of Default resulting from a breach of Section 6.10, without the prior written consent of solely the Required Financial Covenant Lenders;

provided, further, that, notwithstanding the foregoing, (I) only the consent of Issuing Banks and the Administrative Agent shall be required with respect to any amendment that changes the L/C Sublimit and (II) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent or the Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, the Collateral Agent or the Issuing Bank.

(c) The Administrative Agent, Holdings and the Borrower may amend any Loan Document to correct (i) an obvious error or any error or omission of a technical nature or (ii) to effect administrative changes that are not adverse to any Lender. Notwithstanding anything to the contrary contained herein, such amendment shall become effective without any further consent of any other party to such Loan Document (in the case of clause (ii) of the foregoing sentence, if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of notice thereof; provided that, if the Required Lenders make such objection in writing, such amendment shall not become effective without the consent of the Required Lenders).

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(d) Subject to the rights of the Administrative Agent, the Collateral Agent and the Issuing Banks under the second proviso of Section 9.08(b) but notwithstanding any other provision of this Agreement, this Agreement may be amended:

(i) with the written consent of the Borrower and the Lenders providing the relevant Replacement Term Loans to permit the refinancing or replacement of all or any portion of the outstanding Term Loans under a specified Class (any such loans being refinanced or replaced, the “Replaced Term Loans”) with one or more replacement term loans hereunder (“Replacement Term Loans”) pursuant to a Refinancing Amendment; provided that:

(A) the aggregate principal amount of any Replacement Term Loans shall not exceed the aggregate principal amount of the Replaced Term Loans (plus the amount of accrued interest and premium thereon and underwriting discounts, fees (including upfront fees and original issue discount), commissions and expenses associated therewith),

(B) any Replacement Term Loans must have a final maturity date that is equal to or later than the final maturity date of, and have a weighted average life to maturity equal to or greater than the weighted average life to maturity of, the Replaced Term Loans at the time of the relevant refinancing,

(C) any Replacement Term Loans shall be pari passu with any then-existing Term Loans in right of payment and pari passu with such Term Loans with respect to the Collateral,

(D) any Replacement Term Loans that are secured may not be secured by any assets other than all or a portion of the Collateral,

(E) any Replacement Term Loans that are guaranteed may not be guaranteed by any Person other than one or more Loan Parties,

(F) any Replacement Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory prepayment in respect of the Initial Term Loans (and any Term Loans (other than the Initial Term Loans) then subject to ratable repayment requirements), in each case as agreed by the Borrower and the Lenders providing the relevant Replacement Term Loans,

(G) any Replacement Term Loans may have pricing (including interest, fees and premiums) and optional prepayment terms as the Borrower and the Lenders providing such Replacement Term Loans may agree,

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(H) the other terms and conditions of any Replacement Term Loans (excluding pricing, interest, fees, rate floors, premiums, optional prepayment terms, security and maturity, subject to preceding clauses (B) through (G)) are no more favorable (taken as a whole) (as reasonably determined by the Borrower) to the Lenders providing such Replacement Term Loans than, those applicable to the Replaced Term Loans (other than covenants or other provisions applicable only to periods after the Latest Term Loan Maturity Date (in each case, as of the date of incurrence of such Replacement Term Loans)), and

(I) the Borrower shall have prepaid the applicable Term Loans in accordance with Section 2.13(d), and

(ii) with the written consent of the Borrower and the Lenders providing the relevant Replacement Revolving Facility to permit the refinancing or replacement of all or any portion of any Revolving Credit Commitment under the applicable Class (any such Revolving Credit Commitment being refinanced or replaced, a “Replaced Revolving Facility”) with a replacement revolving facility hereunder (a “Replacement Revolving Facility”) pursuant to a Refinancing Amendment; provided that:

(A) the aggregate principal amount of any Replacement Revolving Facility shall not exceed the aggregate principal amount of the Replaced Revolving Facility (plus the amount of accrued interest and premium thereon, underwriting discounts, fees (including upfront fees and original issue discount), commissions and expenses associated therewith),

(B) no Replacement Revolving Facility may have a final maturity date (or have scheduled commitment reductions) prior to the final maturity date of the relevant Replaced Revolving Facility at the time of such refinancing,

(C) any Replacement Revolving Facility shall be pari passu with any then-existing Revolving Credit Commitments in right of payment and pari passu with any then-existing Revolving Credit Commitments with respect to the Collateral,

(D) any Replacement Revolving Facility that is secured may not be secured by any assets other than all or any portion of the Collateral,

(E) any Replacement Revolving Facility that is guaranteed may not be guaranteed by any Person other than one or more Loan Parties,

(F) to the extent more than one Revolving Facility exists after giving effect to the incurrence of any Replacement Revolving Facility, (x) the borrowing and repayment (except for (1) payments of interest and fees at different rates on the Revolving Facilities (and related outstandings), (2) repayments required upon the final maturity date of any Revolving Facility and (3) repayments made in connection with a permanent repayment and termination of Revolving Credit Commitments under any Revolving Facility (subject to clause (z) below)) of Revolving Loans with respect to any Revolving Facility after the effective date of

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such Replacement Revolving Facility shall be made on a pro rata basis with all other Revolving Facilities, (y) all Letters of Credit shall be participated on a pro rata basis by all Revolving Credit Lenders and (z) the permanent repayment of Revolving Loans with respect to, and reduction or termination of Revolving Credit Commitments under, any Revolving Facility after the effective date of such Replacement Revolving Facility shall be made on a pro rata basis with all other Revolving Facilities, except that the Borrower shall be permitted to permanently repay Revolving Loans and terminate Revolving Credit Commitments of any Revolving Facility on a greater than pro rata basis as compared to any other Revolving Facilities with a later final maturity date than such Revolving Facility,

(G) any Replacement Revolving Facility may have pricing (including interest, fees and premiums) and, subject to preceding clause (F), optional prepayment terms as the Borrower and the Lenders providing such Replacement Revolving Facility may agree,

(H) the other terms and conditions of any Replacement Revolving Facility (excluding pricing, interest, fees, rate floors, premiums, optional prepayment terms, security and maturity, subject to preceding clauses (B) through (G)) are no more favorable (taken as a whole) (as reasonably determined by the Borrower) to the Lenders providing such Replacement Revolving Facility than, those applicable to the Replaced Revolving Facility (other than covenants or other provisions applicable only to periods after the Latest Revolving Credit Maturity Date (in each case, as of the date of incurrence of the relevant Replacement Revolving Facility)), and

(I) the commitments in respect of the relevant Replaced Revolving Facility shall be terminated, and all loans outstanding thereunder and all fees then due and payable in connection therewith shall be paid in full, in each case on the date any Replacement Revolving Facility is implemented.

Each party hereto hereby agrees that this Agreement may be amended by the Borrower, the Administrative Agent and the lenders providing the relevant Replacement Term Loans or the Replacement Revolving Facility, as applicable, to the extent necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower to reflect the existence and terms of such Replacement Term Loans or Replacement Revolving Facility, as applicable, incurred or implemented pursuant thereto (including any amendment necessary to treat the loans and commitments subject thereto as a separate “tranche” and “Class” of Loans or commitments hereunder). It is understood that any Lender approached to provide all or a portion of any Replacement Term Loans or any Replacement Revolving Facility may elect or decline, in its sole discretion, to provide such Replacement Term Loans or Replacement Revolving Facility.

SECTION 9.09 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any L/C Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such L/C Disbursement under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be

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contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.10 Entire Agreement. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the syndication of the Loans and Commitments constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

SECTION 9.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

SECTION 9.12 Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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SECTION 9.13 Counterparts; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of an original signed counterpart of this Agreement.

(b) The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement or any other Loan Document and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

SECTION 9.14 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 9.15 Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding brought by it or any of its Affiliates against any Agent, Issuing Bank or Lender shall be brought, and shall be heard and determined, only in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Loan Party or their respective properties in the courts of any jurisdiction.

(b) Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any such New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.16 Confidentiality. Each of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, self-regulatory authority or quasi-regulatory authority (such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (e) subject to an agreement containing provisions substantially the same as those of this Section 9.16, to (i) any actual or prospective assignee of or Participant in any of its rights or obligations under this Agreement and the other Loan Documents or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Holdings, the Borrower or any other Subsidiary or any of their respective obligations, (f) with the consent of the Borrower, (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 9.16 and (h) on a confidential basis to (x) any rating agency in connection with rating Holdings, the Borrower or any other Subsidiary or the Credit Facilities or (y) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Credit Facilities or market data collectors, similar services, providers to the lending industry and service providers to the Administrative Agent in connection with the administration and management of this Agreement and the Loan Documents. For the purposes of this Section 9.16, “Information” shall mean all information received from the Borrower or Holdings and related to the Borrower or Holdings or their business, other than any such information that was available to the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to its disclosure by the Borrower or Holdings; provided that, in the case of Information received from the Borrower or Holdings after the date hereof, such information is clearly identified at the time of delivery as confidential. Any person required to maintain the confidentiality of Information as provided in this Section 9.16 shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord its own confidential information.

SECTION 9.17 Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, unless expressly provided for herein or in any other Loan Document, without the prior written consent of the Administrative Agent. The provisions of this Section 9.17 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

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SECTION 9.18 USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Holdings and the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies Holdings and the Borrower, which information includes the name and address of Holdings and the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify Holdings and the Borrower in accordance with the USA PATRIOT Act.

SECTION 9.19 Release of Collateral and Guarantees. (a) All security interests and Liens granted or created under the Security Documents shall automatically terminate when all the Loan Document Obligations (other than contingent amounts not yet due) have been paid in full, the Lenders have no further commitment to lend under this Agreement and the Letters of Credit shall have been canceled or have expired and all L/C Disbursements shall have been reimbursed.

(b) A Subsidiary Guarantor shall automatically be released from its obligations under the Security Documents and all security interests and Liens granted or created thereunder in the Collateral and guarantee obligations of such Subsidiary Guarantor shall be automatically released and/or terminated upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary or, upon the Borrower’s written request, becomes an Unrestricted Subsidiary or another Excluded Subsidiary.

(c) Holdings shall automatically be released from its obligations under the Security Documents and all security interests and Liens granted or created thereunder in the Collateral, and guarantee obligations of Holdings, shall be automatically released and/or terminated upon, or prior to and in preparation of, the consummation of any Qualified Public Offering or IPO Reorganization Transaction the result of which is that Holdings ceases to exist (including by merger, dissolution, liquidation or otherwise) (it being understood that if such release occurs prior to and in preparation of a Qualified Public Offering and the Qualified Public Offering is not consummated within 60 days (or such later date as the Administrative Agent may agree to in its sole discretion) after such release or the Borrower determines to abandon the Qualified Public Offering, (x) Holdings’ obligations under the Security Documents and all security interests and Liens granted or created thereunder in the Collateral, and guarantee obligations of Holdings, shall be promptly reinstated or (y) a successor holding company, in accordance with Section 9.21, shall promptly assume Holdings’ obligations (prior to giving effect to such release) (or to the extent not practicable, substantially similar obligations) under the Security Documents and all security interests and Liens granted or created thereunder in the Collateral, and guarantee obligations of Holdings (prior to giving effect to such release) (in the case of security interests and Liens, with the same priority as prior to such release)).

(d) Upon any sale or other transfer by any Loan Party of any Collateral that is permitted under this Agreement to any person that is not another Loan Party, or, upon the effectiveness of any written consent to the release of the security interest or Lien granted under the Security Documents in any Collateral pursuant to Section 9.08 (or, if later, the date such release is permitted to occur pursuant to such consent), the security interests and Liens in such Collateral shall be automatically released.

(e) In connection with any termination or release pursuant to paragraph (a) or (b) above, the Collateral Agent shall promptly execute and deliver to any Loan Party, at such Loan Party’s expense, all Uniform Commercial Code termination statements and other documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 9.19 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party. Without limiting the provisions of Section 9.05(a), the Borrower shall reimburse the Collateral Agent upon demand for all reasonable and documented costs and out-of-pocket expenses, including the reasonable and documented fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 9.19.

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SECTION 9.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 9.21 Holdings Release. Holdings shall automatically be released from all of its obligations under this Agreement and the other Loan Documents upon, or prior to and in preparation of, the consummation of any Qualified Public Offering or IPO Reorganization Transaction the result of which is that Holdings ceases to exist (including by merger, dissolution, liquidation or otherwise) (it being understood that if such release occurs prior to and in preparation of a Qualified Public Offering and the Qualified Public Offering is not consummated within 60 days (or such later date as the Administrative Agent may agree to in its sole discretion) after such release or the Borrower determines to abandon the Qualified Public Offering, (x) Holdings’ obligations under this Agreement and the other Loan Documents shall be promptly reinstated or (y) a successor holding company, which shall provide all documentation requested in writing by the Administrative Agent required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, shall promptly assume the obligations of Holdings under this Agreement and the other Loan Documents, to the extent applicable). As a result of such release, to the extent applicable (and in consultation with the Administrative Agent), the Borrower shall assume the responsibility of actions previously designated to Holdings. For the avoidance of doubt, the release of Holdings from its obligations under this Agreement and the other Loan Documents pursuant to this Section 9.21 shall not, directly or indirectly, cause any Default or Event of Default hereunder or thereunder. Notwithstanding anything to the contrary in this Agreement, in connection with this Section 9.21 and Section 9.19(c), without the consent of any other Loan Party or Lender, the Borrower and the Administrative Agent shall effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 9.21 and Section 9.19(c).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ASSETMARK FINANCIAL HOLDINGS, INC., as Borrower

By:	/s/ Gary G. Zyla
Name: Gary G. Zyla
Title: Executive Vice President and Chief Financial Officer

ASSETMARK HOLDINGS LLC, as Holdings

By:	/s/ Gary G. Zyla
Name: Gary G. Zyla
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to AssetMark Credit Agreement]

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent, an Issuing Bank and a Revolving Credit Lender

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By:	/s/ Michael Del Genio
Name: Michael Del Genio
Title: Authorized Signatory

[Signature Page to AssetMark Credit Agreement]

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Schedule 1.01(a)

Mortgaged Property

None.

Schedule 2.01

Lenders and Commitments

Term Lender	Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$250,000,000
Total	$250,000,000

Revolving Credit Lender	Revolving Credit Commitment
Credit Suisse AG, Cayman Islands Branch	$20,000,000
Total	$20,000,000

Issuing Bank	L/C Commitment
Credit Suisse AG, Cayman Islands Branch	$5,000,000
Total	$5,000,000

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Lender address details

Credit Suisse AG, Cayman Islands Branch

Credit Suisse AG

Eleven Madison Avenue

New York, NY 10010

Attention of: Agency Manager

Fax: (212) 322-2291

Email: agency.loanops@credit-suisse.com

Schedule 3.07

Subsidiaries

Subsidiaries	Percentage Owned by AssetMark Holdings LLC (directly or indirectly)
AssetMark Financial Holdings, Inc.	100%
AssetMark Financial, Inc.	100%
AssetMark Retirement Services, Inc.	100%
AssetMark, Inc.	100%
AssetMark Brokerage, LLC	100%
AssetMark Trust Company	100%

Schedule 3.08

Litigation

None.

Schedule 3.16(a)

UCC Filing Offices

Grantor	Jurisdiction	UCC Filing Office/Local Filing Office
AssetMark Holdings LLC	Delaware	Delaware Secretary of State

AssetMark Financial Holdings, Inc.	Delaware	Delaware Secretary of State

AssetMark Financial, Inc.	Arizona	Arizona Secretary of State

AssetMark Retirement Services, Inc.	Pennsylvania	Pennsylvania Secretary of State

AssetMark, Inc.	California	California Secretary of State

Schedule 3.16(c)

Mortgage Filing Offices

None.

Schedule 5.11

Post-Closing Obligations

Within 60 days of the Closing Date (or within such longer period as the Administrative Agent in its sole discretion may permit), the Borrower shall deliver to the Administrative Agent the insurance certificates and endorsements required to be delivered pursuant to Section 5.02(b) of the Credit Agreement that have not been delivered on the Closing Date.

Within 60 days of the Closing Date (or within such longer period as the Administrative Agent in its sole discretion may permit), Holdings and the other Grantors shall comply with their obligations with respect to Deposit Accounts as set forth in Section 4.04(b) of the Guarantee and Collateral Agreement.

Schedule 6.01

Existing Indebtedness

1. AssetMark has an $8,000,000 earnout, listed on its balance sheet, in respect of an Asset Purchase Agreement with Clark Capital.

Schedule 6.02

Existing Liens

None.

Schedule 6.04

Existing Investments

1.

Unit Purchase Agreement among AssetMark Financial, Inc., Global Financial Private Capital, LLC., GFPC Holdings, LLC., GF Founders, LLC. And GFPC Holdings, LLC. (as Sellers’ Representative), dated as of August 11, 2018.

Schedule 6.07

Existing Contracts with Affiliates

None.

EXHIBIT A

FORM OF ADMINISTRATIVE QUESTIONNAIRE

AssetMark Financial Holdings, Inc.

Syndtrak Agency access:

Please note that it is IMPERATIVE that the following information is delivered to Credit Suisse in order to provide a lender access to the Syndtrak Agency site where documents that monitor the credit on an ongoing basis are posted. Many Firms submit their own form so please take the time to amend the form your Firm uses to reflect who should be granted access to the Syndtrak Agency site.

It is IMPERATIVE that you indicate EXACT details regarding who should receive access to the Syndtrak Agency site.

Sub-allocation of lender allocation:

It is very important that all of the requested information be completed accurately and that this questionnaire be returned promptly. If your institution is sub-allocating its allocation, please fill out an administrative questionnaire for each legal entity.

Syndtrak Agency site maintenance contact information

Laura Vargas

Tel: 212-325-2515

E-mail: laura.vargas@credit-suisse.com

Agent Wire Instructions

Bank of New York

Reference: AssetMark Financial Holdings, Inc.

ABA: [***]

Account Name: [***]

Account Number: [***]

Legal Name of Lender to appear in Documentation:

Signature Block Information:

Lender Parent:

• Signing Credit Agreement	☐ Yes ☐ No
• Coming in via Assignment	☐ Yes ☐ No

Lender Domestic Address	Lender Eurodollar Address

Type of Lender:
(Bank, Asset Manager, Broker/Dealer, CLO/CDO, Finance Company, Hedge Fund, Insurance, Mutual Fund, Pension Fund, Other Regulated Investment Fund, Special Purpose Vehicle, Other – please specify)

Contacts/Notification Methods: Borrowings, Paydowns, Interest, Fees, etc.

	Primary Credit Contact	Secondary Credit Contact

Name:

Company:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

	Primary Operations Contact	Secondary Operations Contact

Name:

Company:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

Lender’s Domestic Wire Instructions

Bank Name:

ABA/Routing No:

Account Name:

Account No.

FFC Account Name:

FFC Account No.:

Attention:

Reference:

Tax Documents

U.S. federal tax documents required in connection with the U.S. term loans, U.S. revolving loans, U.S. incremental term loans and U.S. letters of credit

NON-U.S. LENDER INSTITUTIONS:

I. Corporations:

If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: (a) Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner), (b) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or (c) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting Form W-8ECI. It is also required on Form W-8BEN-E for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax forms must be submitted.

II. Flow-Through Entities:

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we request that you submit an original Form W-9.

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned prior to the first payment of income. Failure to provide the proper tax form when requested may subject your institution to U.S. Federal tax withholding.

EXHIBIT B-1

FORM OF

ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex I attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, and guarantees included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). In

[1]

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

B-1-1

the case where the Assigned Interest covers all of the Assignor’s rights and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.20 and 9.05 of the Credit Agreement with respect to facts and circumstances occurring on or prior to the Effective Date and subject to its obligations hereunder and under Section 9.16 of the Credit Agreement. Such sale and assignment is (i) subject to acceptance and recording thereof in the Register by the Administrative Agent pursuant to Section 9.04(d) and (e) of the Credit Agreement, (ii) without recourse to [the][any] Assignor and (iii) except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

Assignor [is] [is not] a Defaulting Lender

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved
Fund] of [identify Lender]]

3.	Borrower:

4.	Administrative Agent:	Credit Suisse AG, Cayman Islands Branch, as the administrative agent under the Credit Agreement.

5.	Credit Agreement:	The Credit Agreement, dated as of November 14, 2018, among AssetMark Financial Holdings, Inc., a Delaware corporation, AssetMark Holdings LLC, a Delaware limited liability company, the Lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent and Collateral Agent, as amended, amended and restated, supplemented, modified or replaced from time to time.

B-1-2

6.	Assigned Interest[s]:

Assignor[s][5]	Assignee[s][6]	Facility Assigned[7]	Aggregate Amount of Commitment/Loans for all Lenders[8]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[9]	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

[7. Trade Date:             ]10

Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[5]	List each Assignor, as appropriate.
[6]	List each Assignee, as appropriate.
[7]

Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g., “Revolving Credit Commitment,” “Term Loan Commitment,” etc.)

[8]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[9]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[10]	To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

B-1-3

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR[S][11]
[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S][12]
[NAME OF ASSIGNEE]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:

Consented to and Accepted:

Credit Suisse AG, Cayman Islands Branch, as Administrative Agent

By:
Title:

[11]	Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).
[12]	Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

B-1-4

[Consented to:][13]

[ASSETMARK FINANCIAL HOLDINGS, INC.

By:
Title: ]

[ISSUING BANK

By:
Title: ]

[13]	To be added only if the consent of the Borrower and/or other parties (e.g., Issuing Banks) is required by the terms of the Credit Agreement. See Section 9.04(b).

B-1-5

ANNEX I TO

EXHIBIT B-1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of their Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document, or (iv) the performance or observance by Holdings, the Borrower, any of their Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.

1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee, as defined in the Credit Agreement (subject to such consents, if any, as may be required under Section 9.04(b) of the Credit Agreement), (iii) it has delivered a true and complete Administrative Questionnaire substantially in the form of Exhibit A to the Credit Agreement as well as all applicable tax forms required to be delivered in accordance with the Credit Agreement, (iv) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (v) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (vi) if it is a Foreign Lender, attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to Section 2.20 of the Credit Agreement, duly completed and executed by the Assignee, (vii) it has received a copy of the Credit Agreement together with copies of the most recent financial statements referred to in Section 3.04 or delivered pursuant to Section 5.04(a) or (b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (viii) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it deems appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (ix) attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender,

ANNEX I-1

and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee. The Administrative Agent shall receive a processing and recordation fee of $3,500 for each assignment.

3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be as effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

ANNEX I-2

EXHIBIT B-2

FORM OF

AFFILIATED LENDER

ASSIGNMENT AND ASSUMPTION

This Affiliated Lender Assignment and Assumption (the “Affiliated Lender Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Affiliated Lender] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex I attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Affiliated Lender Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Term Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Term Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). In the case where the Assigned Interest covers all of the Assignor’s rights and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.20 and 9.05 of the Credit Agreement with respect to facts and circumstances occurring on or prior to the Effective Date and subject to its obligations hereunder and under Section 9.16 of the Credit Agreement. Such sale and assignment is (i) subject to acceptance and recording thereof in the Register by the Administrative Agent pursuant to Section 9.04(d) and (e) of the Credit Agreement, (ii) without recourse to the Assignor and (iii) except as expressly provided in this Affiliated Lender Assignment and Assumption, without representation or warranty by the Assignor.

B-2-1

1.	Assignor:

Assignor [is] [is not] a Defaulting Lender

2.	Assignee:

[for Assignee, indicate [Affiliate][Approved
Fund] of [identify Lender]]

3.	Borrower:

4.	Administrative Agent:	Credit Suisse AG, Cayman Islands Branch, as the administrative agent under the Credit Agreement.

5.	Credit Agreement:	The Credit Agreement, dated as of November 14, 2018, among AssetMark Financial Holdings, Inc., a Delaware corporation, AssetMark Holdings LLC, a Delaware limited liability company, the Lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent and Collateral Agent, as amended, amended and restated, supplemented, modified or replaced from time to time.

6.	Assigned Interest[s]:

Assignor	Assignee	Facility Assigned[14]	Aggregate Amount of Commitment/Loans for all Lenders[15]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[16]	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

[7. Trade Date:             ]17

Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[14]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment
[15]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[16]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[17]	To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

B-2-2

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR[18]
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[19]
[NAME OF ASSIGNEE]

By:
Title:

Accepted:

Credit Suisse AG, Cayman Islands Branch, as Administrative Agent

By:
Title:

[Consented to:][20]

[ASSETMARK FINANCIAL HOLDINGS, INC.

By:
Title: ]

[18]	Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).
[19]	Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).
[20]	To be added only if the consent of the Borrower and/or other parties is required by the terms of the Credit Agreement. See Section 9.04(b).

B-2-3

ANNEX I TO

EXHIBIT B-2

STANDARD TERMS AND CONDITIONS FOR

AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) its Commitment in respect of Term Loans, and the outstanding balances of its Term Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth herein, and (iv) it has full power and authority, and has taken all action necessary, to execute and deliver this Affiliated Lender Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of their Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Borrower, any of their Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document. In connection with any Auction, the Assignor acknowledges and agrees that in connection with this Affiliated Lender Assignment and Assumption, (1) the Assignor has independently, without reliance on the applicable Affiliated Lender, Holdings, the Borrower, any of their respective subsidiaries, the Administrative Agent, the Arranger, the Lenders or any of their respective Affiliates, made its own analysis and determination to participate in such assignment notwithstanding the Assignor’s lack of knowledge of the material non-public information with respect to Holdings, the Borrower and/or any of their respective subsidiaries and/or their respective securities (“MNPI”) and (2) none of the applicable Affiliated Lenders, Holdings, the Borrower, any of their respective subsidiaries, the Administrative Agent, the Arranger, the Lenders or any of their respective Affiliates shall have any liability to the Assignor, and the Assignor hereby waives and releases, to the extent permitted by applicable law, any claims it may have against the applicable Affiliated Lender, Holdings, the Borrower, each of their respective subsidiaries, the Administrative Agent, the Arranger, the Lenders and their respective Affiliates, under applicable law or otherwise, with respect to the nondisclosure of the MNPI.

1.2 Assignee. The Assignee (a) represents and warrants that (i) it is an Affiliated Lender and has full power and authority, and has taken all action necessary, to execute and deliver this Affiliated Lender Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender (including as an Affiliated Lender) thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender (including as an Affiliated Lender) thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 3.04 of the Credit Agreement and/or delivered pursuant to Section 5.04(a) and (b) thereof,

ANNEX I-1

as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Affiliated Lender Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) if it is a Foreign Lender, attached to the Affiliated Lender Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 2.20 of the Credit Agreement, duly completed and executed by the Assignee, (vii) [reserved] and (viii) in the case of Holdings, any Borrower or any of their Restricted Subsidiaries, (1) no Indebtedness incurred under the Revolving Facility has been utilized to fund the purchase of the Assigned Interest, (2) no Event of Default exists at the time of acceptance of bids for any Auction or the confirmation of any open market purchase, (3) the Term Loans in respect of such Assigned Interest shall, to the extent permitted by applicable law, be retired and cancelled immediately after the Effective Date and (4) the Auction will be open to all Term Lenders on a pro rata basis; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. The Assignee further agrees that, solely in its capacity as an Affiliated Lender, it will not be entitled to (a) attend (including by telephone) or participate in any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender or among Lenders to which the Loan Parties or their representatives are not invited or (b) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and one or more Lenders, except to the extent such information or materials have been made available by the Administrative Agent or any Lender to any Loan Party or its representatives (and in any case, other than the right to receive notices of Borrowings, prepayments and other administrative notices in respect of its Term Loans required to be delivered to Lenders pursuant to Article 2 of the Credit Agreement).

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee. The Administrative Agent shall receive a processing and recordation fee of $3,500 for each assignment.

3. General Provisions. This Affiliated Lender Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Affiliated Lender Assignment and Acceptance may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Affiliated Lender Assignment and Acceptance by telecopy shall be as effective as delivery of a manually executed counterpart of this Affiliated Lender Assignment and Acceptance. This Affiliated Lender Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

ANNEX I-2

EXHIBIT C

FORM OF BORROWING REQUEST

Date:              ,     1

To: Credit Suisse AG, Cayman Islands Branch, as Administrative Agent

Credit Suisse AG, Cayman Islands Branch

Eleven Madison Avenue

New York, NY 10010

Attn: Agency Manager

Fax: 212-322-2291

Email: agency.loanops@credit-suisse.com

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of November 14, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AssetMark Financial Holdings, Inc., a Delaware corporation (the “Borrower”), AssetMark Holdings LLC, a Delaware limited liability company, the Lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent and Collateral Agent. Capitalized terms used herein and not otherwise defined shall have the meaning assigned thereto in the Credit Agreement.

Pursuant to Section 2.03 of the Credit Agreement, the undersigned hereby requests a Borrowing under the Credit Agreement on the terms set forth below:

1.	Type of Borrowing: .[2]

2.	Date of Borrowing: .[3]

3.	Account Number and Location:

.

4.	Amount: .[4]

5.	Interest Period: .[5]

[1]

(a) In the case of a Eurodollar Borrowing, not later than 12:00 (noon), New York City time, three Business Days before a proposed Borrowing, or (b) in the case of an ABR Borrowing, not later than 12:00 (noon), New York City time, on the Business Day of a proposed Borrowing.

[2]

Specify a Term Borrowing, Incremental Term Borrowing, Revolving Borrowing or Incremental Revolving Borrowing and whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing, and, if applicable, whether such Borrowing is a conversion or continuation.

[3]	Date must be a Business Day.
[4]

Except for Loans deemed made pursuant to Section 2.02(f), the Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $1,000,000 and not less than $5,000,000 (except, with respect to any Incremental Term Borrowing, to the extent otherwise provided in the related Incremental Assumption Agreement) or (ii) equal to the remaining available balance of the applicable Commitments.

C-1

Except in respect of any conversion or continuation of a Borrowing, the Borrower hereby certifies that on the date of the Borrowing pursuant to this Borrowing Request, the conditions specified in clauses (a), (b) and (c) of Section 4.01 of the Credit Agreement will be satisfied.

Borrower:

By:
Name:
Title:

[5]

To be included for Eurodollar Borrowings only. For a Eurodollar Borrowing, select an Interest Period of 1, 2, 3 or 6 months (or 12 months, or any period of less than one month, if at the date of Borrowing, all applicable Lenders agree to make interest periods of such duration available).

C-2

EXHIBIT D

[FORM OF]

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT,

FIXTURE FILING AND FINANCING STATEMENT

From

[•]

To

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Collateral Agent

Dated:                 , 2018

Premises:                  ,

                     County

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT dated as of , 20[ ] (this “Mortgage”), by [[•], a [•] [•]] having offices at [•] (the “Mortgagor”), and CREDIT SUISSE AG, Cayman Islands Branch, having an office at Eleven Madison Avenue, New York, New York 10010 as Collateral Agent for the Secured Parties (as such terms are defined below) (the “Mortgagee”).

WITNESSETH THAT:

Reference is made to (a) the Credit Agreement dated as of November 14, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AssetMark Financial Holdings, Inc., a Delaware corporation (the “Borrower”), AssetMark Holdings LLC, a Delaware limited liability company (“Holdings”), the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, Cayman Islands Branch, as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”) for the Lenders and (b) the Guarantee and Collateral Agreement dated as of November 14, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among Holdings, the Borrower, the Subsidiary Guarantors and Credit Suisse AG, Cayman Islands Branch, as Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement and the Guarantee and Collateral Agreement, as applicable.

Pursuant to the Credit Agreement, (a) the Lenders have agreed to make Term Loans, including Incremental Term Loans, and Revolving Loans, including Incremental Revolving Loans, to the Borrower and (b) the Issuing Bank(s) has issued or agreed to issue from time to time Letters of Credit for the account of the Borrower or any Subsidiary, in each case pursuant to, upon the terms of and subject to the conditions specified in the Credit Agreement. Amounts paid in respect of Term Loans may not be reborrowed. Subject to the terms of the Credit Agreement, the Borrower may borrow, prepay and reborrow Revolving Loans.

Mortgagor is the Borrower and will derive substantial benefit from the making of the Loans by the Lenders and the issuance of the Letters of Credit by each Issuing Bank. In order to induce the Lenders to make Loans and each Issuing Bank to issue Letters of Credit, the Mortgagor has agreed to secure, among other things, the due and punctual payment and performance of all of the obligations of the Borrower under the Credit Agreement.

The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Mortgagor of this Mortgage in the form hereof to secure: (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest and fees thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower of every nature under or pursuant to the Credit Agreement and each of the other Loan Documents, (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to the Guarantee and Collateral Agreement and each of the other Loan Documents, (d) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Closing Date with a counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into (the foregoing obligations in clauses (a) through (d) being collectively referred to as the “Obligations”).

As used in this Mortgage, the term “Secured Parties” shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) any Issuing Bank, (e) each provider of Cash Management Services the obligations under which constitute Secured Cash Management Obligations, (f) counterparty to any Hedging Agreement with a Loan Party that either (i) is in effect on the Closing Date if such counterparty is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Closing Date if such counterparty is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (h) the successors and assigns of each of the foregoing.

Pursuant to the requirements of the Credit Agreement, the Mortgagor is granting this Mortgage to create a lien on and a security interest in the Mortgaged Property (as hereinafter defined) to secure the performance and payment by the Mortgagor of the Obligations. The Credit Agreement also requires the granting by other Loan Parties of mortgages, deeds of trust and/or deeds to secure debt (the “Other Mortgages”) that create liens on and security interests in certain real and personal property other than the Mortgaged Property to secure the performance of the Obligations.

Granting Clauses

NOW, THEREFORE, IN CONSIDERATION OF the foregoing and in order to secure the due and punctual payment and performance of the Obligations for the benefit of the Secured Parties, Mortgagor hereby grants, conveys, mortgages, assigns and pledges to the Mortgagee, a mortgage lien on and a security interest in, all the following described property (the “Mortgaged Property”) whether now owned or held or hereafter acquired:

(1) the land more particularly described on Exhibit A hereto (the “Land”), together with all rights appurtenant thereto, including the easements over certain other adjoining land granted by any easement agreements, covenant or restrictive agreements and all air rights, mineral rights, water rights, oil and gas rights and development rights, if any, relating thereto, and also together with all of the other easements, rights, privileges, interests, hereditaments and appurtenances thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired (the “Premises”);

(2) all buildings, improvements, structures, paving, parking areas, walkways and landscaping now or hereafter erected or located upon the Land, and all fixtures of every kind and type affixed to the Premises or attached to or forming part of any structures, buildings or improvements and replacements thereof now or hereafter erected or located upon the Land (the “Improvements”);

(3) subject to the limitations set forth in the Guarantee and Collateral Agreement, all apparatus, movable appliances, building materials, equipment, fittings, furnishings, furniture, machinery and other articles of tangible personal property of every kind and nature, and replacements thereof, now or at any time hereafter placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Improvements or the Premises, including all of Mortgagor’s books and records relating thereto and including all pumps, tanks, goods, machinery, tools, equipment, lifts (including fire sprinklers and alarm systems, fire prevention or control systems, cleaning rigs, air conditioning, heating, boilers, refrigerating, electronic monitoring, water, loading, unloading, lighting, power, sanitation, waste removal, entertainment, communications, computers, recreational, window or structural, maintenance, truck or car repair and all other equipment of every kind), restaurant, bar and all other indoor or outdoor furniture (including tables, chairs, booths, serving stands, planters, desks, sofas, racks, shelves, lockers and cabinets), bar equipment, glasses, cutlery, uniforms, linens, memorabilia and other decorative items, furnishings, appliances, supplies, inventory, rugs, carpets and other floor coverings, draperies, drapery rods and brackets, awnings, venetian blinds, partitions, chandeliers and other lighting fixtures, freezers, refrigerators, walk-in coolers, signs (indoor and outdoor), computer systems, cash registers and inventory control systems, and all other apparatus, equipment, furniture, furnishings, and articles used in connection with the use or operation of the Improvements or the Premises, it being understood that the enumeration of any specific articles of property shall in no way result in or be held to exclude any items of property not specifically mentioned (the property referred to in this subparagraph (3), the “Personal Property”);

(4) all general intangibles owned by Mortgagor and relating to design, development, operation, management and use of the Premises or the Improvements, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations and consents obtained from and all materials prepared for filing or filed with any Governmental Authority in connection with the development, use, operation or management of the Premises and Improvements, all construction, service, engineering, consulting, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises and Improvements, all architectural drawings, plans, specifications, soil tests, feasibility studies, appraisals, environmental studies, engineering reports and similar materials relating to any portion of or all of the Premises and Improvements, and all payment and performance bonds or warranties or guarantees relating to the Premises or the Improvements, to the extent assignable without violating the terms thereof and without consent of third parties (the “Permits, Plans and Warranties”);

(5) all now or hereafter existing leases or licenses (under which Mortgagor is landlord or licensor) and subleases (under which Mortgagor is sublandlord), concession, management, mineral or other agreements of a similar kind that permit the use or occupancy of the Premises or the Improvements for any purpose in return for any payment, or the extraction or taking of any gas, oil, water or other minerals from the Premises in return for payment of any fee, rent or royalty (collectively, “Leases”), and all agreements or contracts for the sale or other disposition of all or any part of the Premises or the Improvements, now or hereafter entered into by Mortgagor, together with all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable thereunder (“Rents”);

(6) except as may be provided to the contrary in the Credit Agreement, all real estate tax refunds and all proceeds of the conversion, voluntary or involuntary, of any of the Mortgaged Property into cash or liquidated claims (“Proceeds”), including Proceeds of insurance maintained by the Mortgagor and condemnation awards, any awards that may become due by reason of the taking by eminent domain or any transfer in lieu thereof of the whole or any part of the Premises or Improvements or any rights appurtenant thereto, and any awards for change of grade of streets, together with any and all moneys now or hereafter on deposit for the payment of real estate taxes, assessments or common area charges levied against the Mortgaged Property, unearned premiums on policies of fire and other insurance maintained by the Mortgagor covering any interest in the Mortgaged Property or required by the Credit Agreement; and

(7) all extensions, improvements, betterments, renewals, substitutes and replacements of and all additions and appurtenances to, the Land, the Premises, the Improvements, the Personal Property, the Permits, Plans and Warranties and the Leases, hereinafter acquired by or released to the Mortgagor or constructed, assembled or placed by the Mortgagor on the Land, the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, Mortgage, conveyance, assignment or other act by the Mortgagor, all of which shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described herein.

TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee, its successors and assigns, for the ratable benefit of the Secured Parties, forever, subject only to those Liens expressly permitted by Section 6.02 of the Credit Agreement and matters set forth in the title insurance policy issued to Mortgagee in connection with this Mortgage (collectively, the “Permitted Encumbrances”) and to satisfaction and release as provided in Section 3.04 hereof.

ARTICLE I

Representations, Warranties and Covenants of Mortgagor

Mortgagor covenants as follows:

SECTION 1.01. Title, Mortgage Lien. (a) Mortgagor has good and marketable fee simple title to the Land and Improvements and is the owner of all other Mortgaged Property, subject only to Permitted Encumbrances, except for minor defects of title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such property and assets for their intended purposes.

(b) The execution and delivery of this Mortgage is within Mortgagor’s corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational and, if required, stockholder action. This Mortgage has been duly executed and delivered by Mortgagor and constitutes, a legal, valid and binding obligation of Mortgagor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affects creditors’ rights generally and to general principle of equity.

(c) To the best of Mortgagor’s knowledge, the execution, delivery and recordation of this Mortgage (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect the lien of this Mortgage or where the failure to obtain would not reasonably be expected to have a Material Adverse Effect, (ii) except as would not reasonably be expected to have a Material Adverse Effect, will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Mortgagor or any order of any Governmental Authority, (iii) except as would not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any material indenture, agreement or material other instrument binding upon Mortgagor or its assets, or give rise to a right thereunder to require any payment to be made by Mortgagor, and (iv) will not result in the creation or imposition of any Lien on any asset of Mortgagor, except the lien of this Mortgage.

(d) This Mortgage and the Uniform Commercial Code Financing Statements described in Section 1.09 of this Mortgage, when duly recorded in the applicable public records will create a valid, perfected and enforceable lien upon and security interest in all of the Mortgaged Property.

(e) Except as otherwise agreed to by the Collateral Agent, Mortgagor will forever warrant and, using commercially reasonable efforts, defend its title to the Mortgaged Property, the rights of Mortgagee therein under this Mortgage and the validity and priority of the lien of this Mortgage thereon against the claims of all persons and parties except those having rights under Permitted Encumbrances to the extent of those rights.

SECTION 1.02. Credit Agreement. This Mortgage is given pursuant to the Credit Agreement. Mortgagor expressly covenants and agrees to pay when due, and to timely perform, and to cause the other Loan Parties to pay when due, and to timely perform, the Obligations in accordance with the terms of the Loan Documents.

SECTION 1.03. Payment of Taxes, and Other Obligations. (a) Mortgagor will pay and discharge from time to time prior to the time when the same shall become delinquent, and before any interest or penalty accrues thereon or attaches thereto, all Taxes and other obligations with respect to the Mortgaged Property or any part thereof or upon the Rents from the Mortgaged Property or arising in respect of the occupancy, use or possession thereof in accordance with, and to the extent required by, the Credit Agreement.

(b) In the event of the passage of any state, Federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof (i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or in any manner changing or modifying the laws now in force governing the taxation of this Mortgage or debts secured by mortgages or deeds of trust (other than laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by Mortgagee, either directly or indirectly, on this Mortgage or any of the Loan Documents, or requiring an amount of taxes to be withheld or deducted therefrom, Mortgagor will promptly (i) notify Mortgagee of such event, (ii) enter into such further instruments as are reasonably necessary or desirable to obligate Mortgagor to make any additional payments necessary to put the Secured Parties in the same financial position they would have been if such law, order, rule or regulation had not been passed and (iii) make such additional payments to Mortgagee for the benefit of the Secured Parties.

SECTION 1.04. Maintenance of Mortgaged Property. Mortgagor will maintain the Improvements and the Personal Property in the manner required by the Credit Agreement.

SECTION 1.05. Insurance. Mortgagor will keep or cause to be kept the Improvements and Personal Property insured against such risks, and in the manner, described in Section 5.02 of the Credit Agreement and shall purchase such additional insurance as may be required from time to time pursuant thereto. Federal Emergency Management Agency Standard Flood Hazard Determination Forms will be purchased by Mortgagor for each Mortgaged Property on which Improvements are located. If at any time the area in which the Premises are located is designated a “special flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), Mortgagor will obtain flood insurance in such total amount as the Mortgagee may from time to time reasonably require and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time.

SECTION 1.06. Casualty Condemnation/Eminent Domain. Mortgagor shall give Mortgagee prompt written notice of any material casualty or other material damage to the Mortgaged Property or any proceeding for the taking of the Mortgaged Property or any material portion thereof or interest therein under power of eminent domain or by condemnation or any similar proceeding in accordance with, and to the extent required by, the Credit Agreement. Any Net Cash Proceeds received by or on behalf of the Mortgagor shall be reinvested in accordance with the terms of the Credit Agreement or, if prepayment shall be required pursuant to the Credit Agreement, such Net Cash Proceeds shall be applied in accordance with the Credit Agreement.

SECTION 1.07. Assignment of Leases and Rents. (a) Mortgagor hereby irrevocably and absolutely grants, transfers and assigns all of its right title and interest in all Leases, together with any and all extensions and renewals thereof, to Mortgagee, for the benefit of the Secured Parties, for purposes of securing and discharging the performance by Mortgagor of the Obligations. Mortgagor has not assigned or executed any assignment of, and will not assign or execute any assignment of, any Leases or the Rents payable thereunder to anyone other than Mortgagee.

(b) All Leases shall be subordinate to the lien of this Mortgage. Mortgagor will not enter into, modify or amend any Lease if such Lease, as entered into, modified or amended, will not be subordinate to the lien of this Mortgage.

(c) Subject to Section 1.07(d), Mortgagor has assigned and transferred to Mortgagee, for the benefit of the Secured Parties, all of Mortgagor’s right, title and interest in and to the Rents now or hereafter arising from each Lease heretofore or hereafter made or agreed to by Mortgagor, it being intended that this assignment establish, subject to Section 1.07(d), an absolute transfer and assignment of all Rents and all Leases to Mortgagee and not merely to grant a security interest therein. Subject to Section 1.07(d), Mortgagee (or any agent appointed by the Mortgagee) may in Mortgagor’s name and stead (with or without first taking possession of any of the Mortgaged Property personally or by receiver as provided herein) operate the Mortgaged Property and rent, lease or let all or any portion of any of the Mortgaged Property to any party or parties at such rental and upon such terms as the Mortgagee shall determine, and may collect and have the benefit of all of said Rents arising from or accruing at any time thereafter or that may thereafter become due under any Lease.

(d) So long as an Event of Default shall not have occurred and be continuing, Mortgagee will not exercise any of its rights under Section 1.07(c), and Mortgagor shall (a) receive and collect the Rents accruing under any Lease, (b) exercise all rights of Mortgagor under the Leases and (c) enforce the obligations of tenants under the Leases; but after the occurrence and during the continuance of any Event of Default, Mortgagee may, at its option, receive and collect all Rents and enter upon the Premises and Improvements through its officers, agents, employees or attorneys for such purpose and for the operation and maintenance thereof. Mortgagor hereby irrevocably authorizes and directs each tenant, if any, and each successor, if any, to the interest of any tenant under any Lease, respectively, to rely upon any notice of a claimed Event of Default sent by Mortgagee to any such tenant or any of such tenant’s successors in interest, and thereafter to pay Rents to Mortgagee without any obligation or right to inquire as to whether an Event of Default actually exists and even if some notice to the contrary is received from the Mortgagor, who shall have no right or claim against any such tenant or successor in interest for any such Rents so paid to Mortgagee. Each tenant or any of such tenant’s successors in interest from whom Mortgagee or any officer, agent, attorney or employee of Mortgagee shall have collected any Rents, shall be authorized to pay Rents to Mortgagor only after such tenant or any of their successors in interest shall have received written notice from Mortgagee that the Event of Default is no longer continuing, unless and until a further notice of an Event of Default is given by Mortgagee to such tenant or any of its successors in interest.

(e) Mortgagee will not become a mortgagee in possession so long as it does not enter or take actual possession of the Mortgaged Property. In addition, Mortgagee shall not be responsible or liable for performing any of the obligations of the landlord under any Lease, for any waste by any tenant, or others, for any dangerous or defective conditions of any of the Mortgaged Property, for negligence in the management, upkeep, repair or control of any of the Mortgaged Property or any other act or omission by any other person, other than Mortgagee’s gross negligence, bad faith or willful misconduct.

SECTION 1.08. Restrictions on Transfers and Encumbrances. Mortgagor shall not directly or indirectly sell, convey, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create, consent to or suffer the creation of any lien, charge or other form of encumbrance upon any interest in or any part of the Mortgaged Property, or be divested of its title to the Mortgaged Property or any interest therein in any manner or way, whether voluntarily or involuntarily (other than resulting from a condemnation), or engage in any common, cooperative, joint, time-sharing or other congregate ownership of all or part thereof, except in each case in accordance with and to the extent permitted by the Credit Agreement; provided, that Mortgagor may, to the extent permitted by the Credit Agreement, in the ordinary course of business and in accordance with reasonable commercial standards, enter into easement or covenant agreements that (i) relate to and/or benefit the operation of the Mortgaged Property and (ii) do not materially and adversely affect the value, use or operation of the Mortgaged Property (“Permitted Easements or Covenant Agreements”), and, within a reasonable amount of time following a request from Mortgagor, Mortgagee shall execute and deliver any instrument reasonably necessary to subordinate the lien of the Mortgage to a Permitted Easement or Covenant Agreement. If any of the foregoing transfers or encumbrances results in a prepayment requirement under the Credit Agreement, any Net Cash Proceeds received by or on behalf of the Mortgagor in respect thereof shall constitute trust funds to be held by the Mortgagor for the benefit of the Secured Parties and applied in accordance with the Credit Agreement.

SECTION 1.09. Security Agreement. This Mortgage is both a Mortgage of real property and a grant of a security interest in personal property, and shall constitute and serve as a “Security Agreement” within the meaning of the uniform commercial code as adopted in the state wherein the Premises are located (“UCC”). Mortgagor has hereby granted unto Mortgagee a security interest in and to all the Mortgaged Property described in this Mortgage that is not real property, and simultaneously with the recording of this Mortgage, Mortgagor has filed or will file UCC financing statements, and will file continuation statements prior to the lapse thereof, at the appropriate offices in the jurisdiction of formation of the Mortgagor to perfect the security interest granted by this Mortgage in all the Mortgaged Property that is not real property. Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to execute any document and to file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing reasonably requisite and necessary to be done to perfect the security interest contemplated by the preceding sentence. Mortgagee shall have all rights with respect to the part of the Mortgaged Property that is the subject of a security interest afforded by the UCC in addition to, but not in limitation of, the other rights afforded Mortgagee hereunder and under the Guarantee and Collateral Agreement. In the event of any conflict between the terms and provisions of this Section 1.09 and the terms and provisions contained in the Guarantee and Collateral Agreement, the terms and provisions in the Guarantee and Collateral Agreement shall govern and control.

SECTION 1.10. Filing and Recording. Mortgagor will cause this Mortgage, the UCC financing statements referred to in Section 1.09, any other security instrument creating a security interest in or evidencing the lien hereof upon the Mortgaged Property and each UCC continuation statement and instrument of further assurance to be filed, registered or recorded and, if necessary, refiled, rerecorded and reregistered, in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to perfect the lien hereof upon, and the security interest of Mortgagee in, the Mortgaged Property until this Mortgage is terminated and released in full in accordance with Section 3.04. Mortgagor will pay all filing, registration and recording fees, all Federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges, and all reasonable expenses incidental to or arising out of or in connection with the execution, delivery and recording of this Mortgage, UCC continuation statements any mortgage supplemental hereto, any security instrument with respect to the Personal Property, Permits, Plans and Warranties and Proceeds or any instrument of further assurance.

SECTION 1.11. Further Assurances. Upon demand by Mortgagee, Mortgagor will, at the cost of Mortgagor and without expense to Mortgagee, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage, and on demand, Mortgagor will also execute and deliver and hereby appoints Mortgagee as its true and lawful attorney-in-fact and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to execute and file to the extent it may lawfully do so (provided that the Mortgagee shall not be required to do so), one or more financing statements, chattel mortgages or comparable security instruments reasonably required to evidence more effectively the lien hereof upon the Personal Property and to perform each and every act and thing requisite and necessary to be done to accomplish the same.

SECTION 1.12. Additions to Mortgaged Property. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutions and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor upon the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, Mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien and security interest of this Mortgage as fully and completely and with the same effect as though now owned by Mortgagor and specifically described in the grant of the Mortgaged Property above, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, deeds of trust, conveyances or assignments thereof as reasonably necessary for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Mortgage.

SECTION 1.13. No Claims Against Mortgagee. Nothing contained in this Mortgage shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, nor as giving Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Mortgagee in respect thereof.

SECTION 1.14. Fixture Filing. (a) Certain portions of the Mortgaged Property are or will become “fixtures” (as that term is defined in the UCC) on the Land, and this Mortgage, upon being filed for record in the real estate records of the county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said UCC upon such portions of the Mortgaged Property that are or become fixtures.

(b) The real property to which the fixtures relate is described in Exhibit A attached hereto. The record owner of the real property described in Exhibit A attached hereto is Mortgagor. The name, type of organization and jurisdiction of organization of the debtor for purposes of this financing statement are the name, type of organization and jurisdiction of organization of the Mortgagor set forth in the first paragraph of this Mortgage, and the name of the secured party for purposes of this financing statement is the name of the Mortgagee set forth in the first paragraph of this Mortgage. The mailing address of the Mortgagor/debtor is the address of the Mortgagor set forth in the first paragraph of this Mortgage. The mailing address of the Mortgagee/secured party from which information concerning the security interest hereunder may be obtained is the address of the Mortgagee set forth in the first paragraph of this Mortgage. Mortgagor’s organizational identification number is [•]. The Mortgagor shall inform the Mortgagee (and take any steps required by Sections 1.10 and 1.11) if any of the Mortgagor’s information set forth in this subparagraph (b) shall change.

ARTICLE II

Defaults and Remedies

SECTION 2.01. Events of Default. Any Event of Default under the Credit Agreement (as such term is defined therein) shall constitute an Event of Default under this Mortgage.

SECTION 2.02. Demand for Payment. If an Event of Default shall occur and be continuing, then, upon written demand of Mortgagee, Mortgagee may declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Mortgagor accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, to the fullest extent permitted by applicable law, by the Mortgagor, anything contained herein or in any other Loan Document to the contrary notwithstanding, and Mortgagee shall be entitled and empowered to institute an action or proceedings at law or in equity for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce any such judgment or final decree against Mortgagor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

SECTION 2.03. Rights to Take Possession, Operate and Apply Revenues. (a) If an Event of Default shall occur and be continuing, Mortgagor shall, within ten (10) days of demand of Mortgagee, forthwith surrender to Mortgagee actual possession of the Mortgaged Property and, if and to the extent not prohibited by applicable law, Mortgagee itself, or by such officers or agents as it may appoint, may then enter and take possession of all the Mortgaged Property without the appointment of a receiver or an application therefor, exclude Mortgagor and its agents and employees wholly therefrom, and have access to the books, papers and accounts of Mortgagor.

(b) If Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after such demand by Mortgagee, Mortgagee may to the extent not prohibited by applicable law, obtain a judgment or decree conferring upon Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of the Mortgaged Property to Mortgagee, to the entry of which judgment or decree Mortgagor hereby specifically consents. Mortgagor will pay to Mortgagee, upon demand, all reasonable documented and out of pocket expenses of obtaining such judgment or decree, including reasonable compensation to Mortgagee’s attorneys and agents with interest thereon at the rate per annum applicable to overdue amounts under the Credit Agreement (the “Interest Rate”); and all such expenses and compensation shall, until paid, be secured by this Mortgage.

(c) Upon every such entry or taking of possession, Mortgagee may, to the extent not prohibited by applicable law, hold, store, use, operate, manage and control the Mortgaged Property, conduct the business thereof and, from time to time, (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) purchase or otherwise acquire additional fixtures, personalty and other property, (iii) insure or keep the Mortgaged Property insured, (iv) manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor to the same extent as Mortgagor could in its own name or otherwise with respect to the same, or (v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Mortgagee, all as may from time to time be directed or determined by Mortgagee to be in its best interest and Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. Mortgagee may collect and receive all the Rents, issues, profits and revenues from the Mortgaged Property, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions, (iii) the costs of insurance, (iv) such taxes, assessments and other similar charges as Mortgagee may at its option pay, (v) other proper charges upon the Mortgaged Property or any part thereof and (vi) the reasonable documented, out of pocket compensation, expenses and disbursements of the attorneys and agents of Mortgagee, Mortgagee shall apply the remainder of the moneys and proceeds so received in accordance with Section 2.08.

(d) Whenever, before any sale of the Mortgaged Property under Section 2.06, all Obligations that are then due shall have been paid and all Events of Default fully cured, Mortgagee will surrender possession of the Mortgaged Property back to Mortgagor, its successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

SECTION 2.04. Right to Cure Mortgagor’s Failure to Perform. Should Mortgagor fail in the payment, performance or observance of any term, covenant or condition required by this Mortgage or the Credit Agreement (with respect to the Mortgaged Property), after the expiration of any applicable cure period, Mortgagee may pay, perform or observe the same, and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon at the Interest Rate. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Premises or the Improvements or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to Mortgagor, to any person in possession holding under Mortgagor or to any other person, other than as a result of Mortgagee’s gross negligence, bad faith or willful misconduct.

SECTION 2.05. Right to a Receiver. If an Event of Default shall occur and be continuing, Mortgagee, upon application to a court of competent jurisdiction, shall be entitled as a matter of right, to the extent permitted by applicable law, to the appointment of a receiver to take possession of and to operate the Mortgaged Property and to collect and apply the Rents. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Mortgaged Property is located. Mortgagor shall pay to Mortgagee upon demand all reasonable documented and out of pocket expenses, including receiver’s fees, reasonable attorney’s fees and disbursements, costs and agent’s compensation incurred pursuant to the provisions of this Section 2.05; and all such expenses shall be secured by this Mortgage and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon at the Interest Rate.

SECTION 2.06. Foreclosure and Sale. (a) If an Event of Default shall occur and be continuing, Mortgagee may elect to sell, the Mortgaged Property or any part of the Mortgaged Property by exercise of the power of foreclosure or of sale granted to Mortgagee by applicable law or this Mortgage. In such case, Mortgagee may commence a civil action to foreclose this Mortgage, or it may proceed and sell the Mortgaged Property to satisfy any Obligation. Mortgagee or an officer appointed by a judgment of foreclosure to sell the Mortgaged Property, may sell all or such parts of the Mortgaged Property as may be chosen by Mortgagee at the time and place of sale fixed by it in a notice of sale, either as a whole or in separate lots, parcels or items as Mortgagee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. Mortgagee or an officer appointed by a judgment of foreclosure to sell the Mortgaged Property may postpone any foreclosure or other sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale. Without further notice, Mortgagee or an officer appointed to sell the Mortgaged Property may make such sale at the time fixed by the last postponement, or shall, give a new notice of sale. Any person, including Mortgagor, Mortgagee or any designee or affiliate thereof, may purchase at such sale.

(b) The Mortgaged Property may be sold subject to unpaid taxes and Permitted Encumbrances, and, after deducting all costs, fees and expenses of Mortgagee (including costs of evidence of title in connection with the sale), Mortgagee or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.08.

(c) Any foreclosure or other sale of less than the whole of the Mortgaged Property or any defective or irregular sale made hereunder shall not exhaust the power of foreclosure or of sale provided for herein; and subsequent sales may be made hereunder until the Obligations have been satisfied, or the entirety of the Mortgaged Property has been sold.

(d) If an Event of Default shall occur and be continuing, Mortgagee may instead of, or in addition to, exercising the rights described in Section 2.06(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the Obligations, or the performance of any term, covenant, condition or agreement of this Mortgage or any other Loan Document or any other right, or (ii) to pursue any other remedy available to Mortgagee, all as Mortgagee shall determine most effectual for such purposes.

SECTION 2.07. Other Remedies. (a) In case an Event of Default shall occur and be continuing, Mortgagee may also exercise, to the extent not prohibited by law, any or all of the remedies available to a secured party under the UCC.

(b) In connection with a sale of the Mortgaged Property or any Personal Property and the application of the proceeds of sale as provided in Section 2.08, Mortgagee shall be entitled to enforce payment of and to receive up to the principal amount of the Obligations, plus all other charges, payments and costs due under this Mortgage, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Obligations remaining unpaid, with interest.

SECTION 2.08. Application of Sale Proceeds and Rents. After any foreclosure sale of all or any of the Mortgaged Property, the Mortgagee shall receive and apply the proceeds of the sale together with any Rents that may have been collected and any other sums that then may be held by the Mortgagee under this Mortgage as follows:

FIRST, to the payment of all reasonable, out-of-pocket, documented costs and expenses incurred by the Mortgagee in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Mortgage, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Mortgagee hereunder or under any other Loan Document on behalf of Mortgagor and any other reasonable, out-of-pocket, documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of Participations (the amounts so applied to be distributed between or among the Administrative Agent and/or any relevant Issuing Bank pro rata in accordance with the amounts of Participations owed to them on the date of any such distribution);

THIRD, to the payment in full of all other Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

FOURTH, to the Mortgagor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

Mortgagee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Mortgage. Upon any sale of the Mortgaged Property by Mortgagee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of Mortgagee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Mortgaged Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Mortgagee or such officer or be answerable in any way for the misapplication thereof; provided that such sale is permitted, and in accordance with, the terms of this Mortgage.

SECTION 2.09. Mortgagor as Tenant Holding Over. If Mortgagor remains in possession of any of the Mortgaged Property after any foreclosure sale by Mortgagee, at Mortgagee’s election Mortgagor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

SECTION 2.10. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Mortgagor waives, to the extent not prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted (x) providing for any appraisement or valuation of any portion of the Mortgaged Property and/or (y) in any way extending the time for the enforcement or the collection of amounts due under any of the Obligations or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due Mortgagee, (ii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any homestead exemption, stay, statute of limitations, extension or redemption, or sale of the Mortgaged Property as separate tracts, units or estates or as a single parcel in the event of foreclosure or notice of deficiency, and (iii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the Obligations and marshaling in the event of foreclosure of this Mortgage.

SECTION 2.11. Discontinuance of Proceedings. In case Mortgagee shall proceed to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Mortgagee, then and in every such case Mortgagor, Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had been taken.

SECTION 2.12. Suits to Protect the Mortgaged Property. Mortgagee shall have power (a) to institute and maintain suits and proceedings to prevent any impairment of the Mortgaged Property by any acts that may be unlawful or in violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property and in the Rents arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of Mortgagee hereunder.

SECTION 2.13. Filing Proofs of Claim. In case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor, shall, to the extent permitted by law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the Obligations secured by this Mortgage at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

SECTION 2.14. Possession by Mortgagee. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, any of its property or the Mortgaged Property, Mortgagee shall be entitled, to the extent not prohibited by law, to remain in possession and control of all parts of the Mortgaged Property now or hereafter granted under this Mortgage to Mortgagee in accordance with the terms hereof and applicable law.

SECTION 2.15. Waiver. (a) No delay or failure by Mortgagee to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Mortgage to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee. No consent or waiver by Mortgagee to or of any breach or Event of Default by Mortgagor in the performance of the Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or of any other Obligations by Mortgagor hereunder. No failure on the part of Mortgagee to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Mortgagee of its rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by Mortgagor.

(b) Even if Mortgagee (i) grants some forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Loan Documents, (iv) releases a part of the Mortgaged Property from this Mortgage, (v) agrees to change some of the terms, covenants, conditions or agreements of any of the Loan Documents, (vi) consents to the filing of a map, plat or replat affecting the Premises, (vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating Mortgagee’s lien on the Mortgaged Property hereunder; no such act or omission shall preclude Mortgagee from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument executed by Mortgagee, shall this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or part of the Mortgaged Property, Mortgagee is hereby authorized and empowered to deal with any vendee or transferee with reference to the Mortgaged Property secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

SECTION 2.16. Waiver of Trial by Jury. To the fullest extent permitted by applicable law, Mortgagor, Mortgagee each hereby irrevocably and unconditionally waive trial by jury in any action, claim, suit or proceeding relating to this Mortgage and for any counterclaim brought therein.

SECTION 2.17. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Mortgagee by this Mortgage is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

ARTICLE III

Miscellaneous

SECTION 3.01. Partial Invalidity. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Mortgagee, not affect any other provision of this Mortgage, and this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

SECTION 3.02. Notices. All notices and communications hereunder shall be in writing and given to Mortgagor in accordance with the terms of the Credit Agreement at the address set forth on the first page of this Mortgage and to the Mortgagee as provided in the Credit Agreement.

SECTION 3.03. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and inure to, the benefit of the permitted successors and assigns of Mortgagor and the successors and assigns of Mortgagee.

SECTION 3.04. Satisfaction and Cancellation. (a) The conveyance to Mortgagee of the Mortgaged Property as security created and consummated by this Mortgage shall be null and void when (i) all the Obligations (other than Obligations in respect of Hedging Agreements and contingent indemnities and expense reimbursement obligations to the extent no claim therefor has been made) have been paid in full, (ii) the Lenders have no further commitment to lend under the Credit Agreement and (iii) the Letters of Credit have been canceled or have expired and all L/C Disbursements shall have been reimbursed.

(b) Upon a sale or financing by Mortgagor of all or any portion of the Mortgaged Property that is permitted by the Credit Agreement and the application of the Net Cash Proceeds of such sale or financing in accordance with the terms of the Credit Agreement, the lien of this Mortgage shall be released from the applicable portion of the Mortgaged Property. Mortgagor shall give the Mortgagee reasonable written notice of any sale or financing of the Mortgaged Property prior to the closing of such sale or financing.

(c) In connection with any termination or release pursuant to paragraph (a), the Mortgage shall be marked “satisfied” by the Mortgagee, and this Mortgage shall be canceled of record at the request and at the expense of the Mortgagor. Mortgagee shall execute any documents reasonably requested by Mortgagor to accomplish the foregoing or to accomplish any release contemplated by this Section 3.04 and Mortgagor will pay all reasonable and documented out of pocket costs and expenses, including reasonable attorneys’ fees, disbursements and other charges, incurred by Mortgagee in connection with the preparation and execution of such documents.

SECTION 3.05. Definitions. As used in this Mortgage, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) “including” shall mean “including but not limited to”; (b) “provisions” shall mean “provisions, terms, covenants and/or conditions”; (c) “lien” shall mean “lien, charge, encumbrance, security interest, mortgage or Mortgage”; (d) “obligation” shall mean “obligation, duty, covenant and/or condition”; and (e) “any of the Mortgaged Property” shall mean “the Mortgaged Property or any part thereof or interest therein”. Any act that Mortgagee is permitted to perform hereunder may be performed at any time and from time to time by Mortgagee or any person or entity designated by Mortgagee. Each appointment of Mortgagee as attorney-in-fact for Mortgagor under the Mortgage is irrevocable, with power of substitution and coupled with an interest. Subject to the applicable provisions hereof, Mortgagee has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder.

SECTION 3.06. Multisite Real Estate Transaction. Mortgagor acknowledges that this Mortgage is one of a number of Other Mortgages and Security Documents that secure the Obligations. Mortgagor agrees that the lien of this Mortgage shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Mortgagee, and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Mortgagee of any security for or guarantees of any of the Obligations hereby secured, or by any failure, neglect or omission on the part of Mortgagee to realize upon or protect any Obligation or indebtedness hereby secured or any collateral security therefor including the Other Mortgages and other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Obligations secured or of any of the collateral security therefor, including the Other Mortgages and other Security Documents or of any guarantee thereof, and Mortgagee may foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Mortgages and other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Mortgagee’s rights and remedies under any or all of the Other Mortgages and other Security Documents shall not in any manner impair the indebtedness hereby secured or the lien of this Mortgage and any exercise of the rights or remedies of Mortgagee hereunder shall not impair the lien of any of the Other Mortgages and other Security Documents or any of Mortgagee’s rights and remedies thereunder. Mortgagor specifically consents and agrees that Mortgagee may exercise its rights and remedies hereunder and under the Other Mortgages and other Security Documents separately or concurrently and in any order that it may deem appropriate and waives any rights of subrogation.

SECTION 3.07. No Oral Modification. This Mortgage may not be changed or terminated orally. Any agreement made by Mortgagor and Mortgagee after the date of this Mortgage relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate Mortgage, lien or encumbrance.

ARTICLE IV

Particular Provisions

This Mortgage is subject to the following provisions relating to the particular laws of the state wherein the Premises are located:

SECTION 4.01. Applicable Law; Certain Particular Provisions. This Mortgage shall be governed by and construed in accordance with the internal law of the state where the Mortgaged Property is located, except that Mortgagor expressly acknowledges that by their terms, the Credit Agreement, and other Loan Documents (aside from those Other Mortgages to be recorded outside New York) shall be governed by the internal law of the State of New York, without regard to principles of conflict of law. Mortgagor and Mortgagee agree to submit to jurisdiction and the laying of venue for any suit on this Mortgage in the state where the Mortgaged Property is located. The terms and provisions set forth in Appendix A attached hereto are hereby incorporated by reference as though fully set forth herein. In the event of any conflict between the terms and provisions contained in the body of this Mortgage and the terms and provisions set forth in Appendix A, the terms and provisions set forth in Appendix A shall govern and control.

IN WITNESS WHEREOF, this Mortgage has been duly executed by Mortgagor as of the date first above written.

[MORTGAGOR]

By
Name:
Title:

[LOCAL FORM OF ACKNOWLEDGEMENT]

Exhibit A

to Mortgage

Description of the Land

[To be provided]

Appendix A

to Mortgage

Local Law Provisions

EXHIBIT E-1

LENDER: [•]

PRINCIPAL AMOUNT: $[•]

FORM OF TERM PROMISSORY NOTE

New York, New York

[DATE]

FOR VALUE RECEIVED, the undersigned, AssetMark Financial Holdings, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the office of the Administrative Agent (as defined below) (i) on the dates set forth in the Credit Agreement, dated as of November 14, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, AssetMark Holdings LLC, a Delaware limited liability company, the Lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders, the principal amounts set forth in the Credit Agreement with respect to Term Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Term Loans made by the Lender to the Borrower pursuant to the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

This Note is one of the promissory notes referred to in Section 2.04(e) of the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the Term Loan Maturity Date and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Credit Agreement and is guaranteed and secured as provided therein and in the other Loan Documents referred to therein.

In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement. The non-exercise by the Lender of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

E-1-1

To the fullest extent permitted by applicable law, the Borrower hereby waives diligence, presentment, demand, protest and notice of any kind in connection with this Note.

All Borrowings evidenced by this Note, the Type thereof, the maturity thereof, all payments, repayments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the Lender on the applicable schedule attached hereto and made a part hereof, or on a continuation of such schedules attached to and made a part hereof or otherwise recorded by such Lender in its internal records; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower under this Note or under the Credit Agreement.

This Note and the Term Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained for such purpose by or on behalf of the undersigned as provided in Section 9.04(d) of the Credit Agreement.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

ASSETMARK FINANCIAL HOLDINGS, INC.

By
Name:
Title:

E-1-2

Schedule A to Note

LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

Date	Amount of ABR Loans	Amount Converted to ABR Loans	Amount of Principal of ABR Loans Repaid	Amount of ABR Loans Converted to Eurodollar Loans	Unpaid Principal Balance of ABR Loans	Notation Made By

Schedule B to Note

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

Date	Amount of Eurodollar Loans	Amount Converted to Eurodollar Loans	Interest Period and Adjusted LIBOR with Respect Thereto	Amount of Principal of Eurodollar Loans Repaid	Amount of Eurodollar Loans Converted to ABR Loans	Unpaid Principal Balance of Eurodollar Loans	Notation Made By

EXHIBIT E-2

LENDER: [•]

PRINCIPAL AMOUNT: $[•]

FORM OF REVOLVING PROMISSORY NOTE

New York, New York

[DATE]

FOR VALUE RECEIVED, the undersigned, AssetMark Financial Holdings, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the office of the Administrative Agent (as defined below) on the Revolving Credit Maturity Date (as defined in the Credit Agreement dated as of November 14, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”)), among the Borrower AssetMark Holdings LLC, a Delaware limited liability company, the Lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent” and as collateral agent for the Lenders), (A) the lesser of (i) the principal amount set forth above and (ii) the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement and (B) interest from the date hereof on the principal amount from time to time outstanding on each Revolving Loan made by the Lender to the Borrower at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

This Note is one of the promissory notes referred to in Section 2.04(e) of the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the Revolving Credit Maturity Date and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Credit Agreement and is guaranteed and secured as provided therein and in the other Loan Documents referred to therein.

In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement. The nonexercise by the Lender of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

E-2-1

To the fullest extent permitted by applicable law, the Borrower hereby waives diligence, presentment, demand, protest and notice of any kind in connection with this Note.

All Borrowings evidenced by this Note, the Type thereof, the maturity thereof, all payments, repayments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the Lender on the applicable schedule attached hereto and made a part hereof, or on a continuation of such schedules attached to and made a part hereof or otherwise recorded by such Lender in its internal records; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower under this Note or under the Credit Agreement.

This Note and the Revolving Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained for such purpose by or on behalf of the undersigned as provided in Section 9.04(d) of the Credit Agreement.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

ASSETMARK FINANCIAL HOLDINGS, INC.

By
Name:
Title:

E-2-2

Schedule A to Note

LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

Date	Amount of ABR Loans	Amount Converted to ABR Loans	Amount of Principal of ABR Loans Repaid	Amount of ABR Loans Converted to Eurodollar Loans	Unpaid Principal Balance of ABR Loans	Notation Made By

Schedule B to Note

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

Date	Amount of Eurodollar Loans	Amount Converted to Eurodollar Loans	Interest Period and Adjusted LIBOR with Respect Thereto	Amount of Principal of Eurodollar Loans Repaid	Amount of Eurodollar Loans Converted to ABR Loans	Unpaid Principal Balance of Eurodollar Loans	Notation Made By

EXHIBIT F-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of November 14, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AssetMark Financial Holdings, Inc., a Delaware corporation, AssetMark Holdings LLC, a Delaware limited liability company, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent and Collateral Agent.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E (or any successor thereto). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By

Name:
Title:

Date:                , 20[    ]

F-1-1

EXHIBIT F-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of November 14, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AssetMark Financial Holdings, Inc., a Delaware corporation, AssetMark Holdings LLC, a Delaware limited liability company, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent and Collateral Agent.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form or W-8BEN-E (or any successor thereto). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By

Name:
Title:

Date:              , 20[    ]

F-2-1

EXHIBIT F-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of November 14, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AssetMark Financial Holdings, Inc., a Delaware corporation, AssetMark Holdings LLC, a Delaware limited liability company, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent and Collateral Agent.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form or W-8BEN-E (or any successor thereto) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E (or any successor thereto) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By
Name:
Title:

Date:                 , 20[    ]

F-3-1

EXHIBIT F-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of November 14, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AssetMark Financial Holdings, Inc., a Delaware corporation, AssetMark Holdings LLC, a Delaware limited liability company, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent and Collateral Agent.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E (or any successor thereto) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E (or any successor thereto) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

F-4-1

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By

Name:
Title:

Date:                , 20[    ]

F-4-2

EXHIBIT G

[FORM OF]

SOLVENCY CERTIFICATE

[•], 20[•]

This Solvency Certificate is being executed and delivered pursuant to Section 4.02(c) of the Credit Agreement dated as of November 14, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AssetMark Financial Holdings, Inc., a Delaware corporation (the “Borrower”), AssetMark Holdings LLC (“Holdings”), a Delaware limited liability company, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent and Collateral Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

I, [•], the [Chief Financial Officer/equivalent officer] of the Borrower, in such capacity and not in an individual capacity, hereby certify as follows:

1.

I am generally familiar with the businesses, financial position and assets of Holdings and its Subsidiaries, on a consolidated basis, and I am duly authorized to execute this Solvency Certificate on behalf of the Borrower pursuant to the Credit Agreement; and

2.

As of the date hereof and after giving effect to the Transactions (including after giving effect to the making of each Loan made on the Closing Date and after giving effect to the application of the proceeds thereof, including the payment of the Special Dividend), that:

(i)

the sum of the “fair value” of the assets of Holdings and its Subsidiaries, taken as a whole, exceeds the sum of all debts (including subordinated debt or contingent liabilities) of Holdings and its Subsidiaries, taken as a whole;

(ii)

the “present fair saleable value” of the assets of Holdings and its Subsidiaries, taken as a whole, is greater than the amount that will be required to pay the probable liability on existing debts (including subordinated debt or contingent liabilities) of Holdings and its Subsidiaries, taken as a whole, as such debts become absolute and matured;

(iii)	the capital of Holdings and its Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of Holdings and its Subsidiaries, taken as a whole; and

(iv)

Holdings and its Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts and liabilities (including current obligations and contingent liabilities) beyond their ability to pay such debt as they mature in the ordinary course of business.

For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standards No. 5).

[Signature Page Follows]

IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above.

ASSETMARK FINANCIAL HOLDINGS, INC.

By:
Name:
Title:

EXHIBIT H

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                             1

To:    Credit Suisse AG, Cayman Islands Branch, as Administrative Agent

Credit Suisse AG, Cayman Islands Branch

Eleven Madison Avenue

New York, NY 10010

Attn: Agency Manager

Fax: 212-322-2291

Email: agency.loanops@credit-suisse.com

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of November 14, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AssetMark Financial Holdings, Inc., a Delaware corporation (the “Borrower”), AssetMark Holdings LLC, a Delaware limited liability company, the Lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent and Collateral Agent. Terms used herein and not otherwise defined shall have the meaning assigned thereto in the Credit Agreement.

The undersigned hereby certifies as of the date hereof that [he/she] is a Responsible Officer of the Borrower, and that, as such, [he/she] is authorized to execute and deliver this certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]2

1.    Attached hereto as Schedule 1 are the year-end audited consolidated financial statements or Form 10-K required by Section 5.04(a) of the Credit Agreement for the fiscal year of the Borrower and its consolidated Subsidiaries ended as of the referenced fiscal year end, accompanied by the opinion of independent certified public accountants of recognized national standing as required by Section 5.04(a) of the Credit Agreement.

[Use following paragraph 1 for fiscal quarter-end financial statements]3

1.    Attached hereto as Schedule 1 are the unaudited consolidated financial statements or Form 10-Q required by Section 5.04(b) of the Credit Agreement for the fiscal quarter of the Borrower and its consolidated Subsidiaries ended as of the referenced fiscal quarter end. Such financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments.

[1]	To be the last day of the fiscal quarter or fiscal year, as applicable, for which the certificate is being delivered.
[2]	Required to be delivered within 120 days after the end of each fiscal year.
[3]	Required to be delivered within 45 days after the end of each of the first three fiscal quarters of each fiscal year.

2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under [his/her] supervision, a review of the activities of the Borrower and its consolidated Subsidiaries during the fiscal period covered by the attached financial statements.

3. To the knowledge of the undersigned, no Default or Event of Default has occurred and is continuing. [If unable to provide the foregoing certification, fully describe the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto on Annex A attached hereto.]

4. Attached as Schedule 2 hereto are reasonably detailed computations demonstrating compliance with the covenant contained in Section 6.10 of the Credit Agreement as at the end of the applicable Test Period (to the extent such financial covenant was subject to testing during such Test Period) and which such computations are true and accurate in all material respects on and as of the date hereof.4

[for year-end certificate ending on or after December 31, 2019 only]

5. [Attached as Schedule 3 hereof are reasonably detailed computations with respect to Excess Cash Flow for such period, which such computations are true and accurate in all material respects on and as of the date of this certificate.]

[for year-end certificate only, select one:]

[5/6]. [There has been no change in the information required to be set forth on the Perfection Certificate since the date of the Perfection Certificate delivered on [the Closing Date][the date of the last Compliance Certificate].]

--or--

[5/6]. [The information required to be set forth on the Perfection Certificate is set forth on Schedule 4 attached hereto.]

[for year-end certificate only]

[6/7]. [Schedule 5 identifies all material registered, or applications to register, Intellectual Property (as defined in the Guarantee and Collateral Agreement) of any Grantor (as defined in the Guarantee and Collateral Agreement) in the United States Patent and Trademark Office or United States Copyright Office in existence of the date hereof that has not been previously identified to the Collateral Agent.]

[4]

The calculation with respect to the covenant contained in Section 6.10 of the Credit Agreement shall only be required if, on the last day of any Test Period (commencing with the Test Period ending March 31, 2019), the aggregate principal amount of Revolving Loans and Letters of Credit (excluding Letters of Credit that have been Cash Collateralized) outstanding exceeds 30% of the aggregate principal amount of the Revolving Credit Commitments.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this certificate in such undersigned’s capacity as a duly authorized officer of the Borrower, on behalf of the Borrower, and not individually, as of the day and year first above written.

ASSETMARK FINANCIAL HOLDINGS, INC.

By
Name:
Title:

SCHEDULE 1

[Section 5.04 Financial Statements]

SCHEDULE 2

For the Quarter/Year ended [mm/dd/yy] ($ in 000’s)

I.	Section 6.10 of the Credit Agreement –Total Leverage Ratio[1]

A. Consolidated Interest Expense[2]

1. the sum of:

(i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations) of the Borrower and the other Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; and

$

(ii)  any interest accrued during such period in respect of Indebtedness of the Borrower or any other Restricted Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP

$

1.1 Consolidated Interest Expense	$

B. Consolidated EBITDA[3]

. 1. Net income or loss of the Borrower and the other Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, minus:	$

(i) the income of any Restricted Subsidiary (other than the Borrower) to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Restricted Subsidiary	$

[1]	Calculated, including pro forma adjustments, giving pro forma effect in accordance with Section 1.03 of the Credit Agreement.
[2]

For purposes of this section, interest expense shall be determined after giving effect to any net payments made or received by the Borrower or any other Restricted Subsidiary with respect to interest rate Hedging Agreements.

[3]	Calculated after giving effect to any Specified Equity Contribution pursuant to Section 7.02 of the Credit Agreement.

SCHEDULE 2

(ii)  the income or loss of any person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or any other Restricted Subsidiary or the date that such person’s assets are acquired by the Borrower or any other Restricted Subsidiary

$

(iii)  the income of any person in which any other person (other than the Borrower or any other Restricted Subsidiary that is a Wholly Owned Subsidiary of the Borrower or any director holding qualifying shares in accordance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any other Restricted Subsidiary that is a Wholly Owned Subsidiary of the Borrower by such person during such period

$

	(iv) the cumulative effect of a change in accounting principles during such period to the extent included in net income or loss as determined in accordance with GAAP	$

	(v) any income (loss) for such period attributable to the early extinguishment of Indebtedness, hedging agreements or other derivative instruments; and	$

(vi) the effects of acquisition method accounting, including applying acquisition method accounting to inventory, property and equipment, leases, software and other intangible assets and deferred revenue (including deferred costs related thereto and deferred rent) required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to the Borrower or any other Restricted Subsidiary), as a result of any Permitted Acquisition (or other Investment permitted hereunder) or the amortization or write-off of any amounts thereof

$

1.1	Consolidated Net Income	$

SCHEDULE 2

2.	without duplication and to the extent deducted in determining Consolidated Net Income, the sum of:

	(i) Consolidated Interest Expense for such period (Line I.A.1.1)	$

(ii)  provision for taxes based on income, profits or capital and sales taxes, including federal, foreign, state, franchise, business license, value added, excise and similar taxes paid or accrued during such period (including in respect of repatriated funds)

$

	(iii) all amounts attributable to depreciation and amortization for such period	$

	(iv) any aggregate net loss during such period arising from the sale, exchange or other disposition of assets outside of the ordinary course of business	$

	(v) any Public Company Costs	$

(vi) any fees and expenses (including any transaction or retention bonus) incurred during such period, or any amortization thereof during such period, in connection with any acquisition or Investment, asset disposition, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of or waiver or consent relating to any debt instrument (in each case, including Transaction Costs and any such transaction undertaken but not completed)

$

(vii) Up to $6,000,000 in an aggregate amount for any Test Period, unusual or non-recurring charges (including any unusual or non-recurring expenses directly attributable to the implementation of cost savings initiatives), severance, relocation costs, integration and facilities’ opening costs, retention or completion bonuses, transition costs and costs related to closure/consolidation of facilities and curtailments or modifications to pension and other post-retirement employee benefit plans (including any settlement of pension liabilities) (in each case, other than those referred to in Line I.B.2.viii below) in any period

$

SCHEDULE 2

       incurred during such period, provided that the aggregate cumulative amount for all items added pursuant to this Line I.B.2.vii or Line I.B.2.viii below shall not exceed, when aggregated with the aggregate amount added to or included in Consolidated EBITDA pursuant to any pro forma adjustments during such period pursuant to clause (ii) of Section 1.03(d), 25.0% of Consolidated EBITDA (giving effect to such adjustments) for such Test Period,

(viii)   Up to $8,000,000 in an aggregate amount for any Test Period, restructuring charges and expenses for such period, provided that aggregate cumulative amount for all items added pursuant to this Line I.B.2.viii or Line I.B.2.vii shall not exceed, when aggregated with the aggregate amount added to or included in Consolidated EBITDA pursuant to any pro forma adjustments during such period pursuant to clause (ii) of Section 1.03(d) of the Credit Agreement, 25.0% of Consolidated EBITDA (giving effect to such adjustments) for such Test Period,

$

(ix) any non-cash charges or losses that have been deducted in determining Consolidated Net Income for such period in accordance with GAAP, to the extent of such deduction (other than any such non-cash charge or loss in respect of an item that increased Consolidated EBITDA in a prior period that began after the Closing Date and any such non-cash charge or loss that results from the write-down or write-off of current assets)

$

(x) the amount of any net losses from discontinued operations	$

(xi) the amount of any minority interest income consisting of subsidiary income attributable to minority equity interests of third parties in any Subsidiary that is not a Wholly-Owned Subsidiary deducted from (and not added back in such period to) Consolidated Net Income

$

(xii) any extraordinary losses for such period	$

(xiii)stock-based compensation award expenses	$

SCHEDULE 2

	(xiv) any loss attributable to deferred compensation plans or trusts	$

(xv)   to the extent covered by insurance and actually reimbursed, or if there is reasonable evidence that such amount will in fact be reimbursed by a third party insurer (and only to the extent that such amount is in fact reimbursed) within 180 days of the date of such determination (with a deduction in the applicable future period for any amount so excluded to the extent not so reimbursed within such 180 days), expenses, charges or losses with respect to business interruption (and if such expenses, charges or losses are added to Consolidated Net Income in determining Consolidated EBITDA, such insurance proceeds shall be excluded from Consolidated EBITDA)

$

	(xvi) all costs, fees and exposes of the board of directors of the Borrower and Holdings that are actually reimbursed by the Borrower	$

	(xvi) charges attributable to, and payments of, legal settlements, fines, judgments or orders	$

(xvi) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of FASB Accounting Standards Codification 715, and any other items of a similar nature

$

2.1	Total	$

3.	without duplication, and to the extent included in the calculation of such Consolidated Net Income, the sum of:

(i)  all cash payments made during such period on account of reserves, restructuring charges and other non-cash charges added to Consolidated Net Income pursuant to Line I.B.2.viii or Line I.B.2.ix above in a previous period

$

SCHEDULE 2

	(ii) any extraordinary gains and all non-cash items of income for such period	$

	(iii) any aggregate net gain during such period arising from the sale, exchange or other disposition of assets outside of the ordinary course of business	$

	(iv) the amount of any net gains from discontinued operations	$

(v)   the amount of any minority interest losses consisting of subsidiary losses attributable to minority equity interests of third parties in any Subsidiary that is not a Wholly Owned Subsidiary added back to (and not deducted in such period from) Consolidated Net Income; and

$

	(vi) any gain attributable to deferred compensation plans or trusts, all determined on a consolidated basis in accordance with GAAP	$

3.1	Total	$

4.	Total Consolidated EBITDA[4] for current quarter ((Line I.B.1.1 + Line I.B.2.1) – Line I.B.3.1)	$

5.	Total Consolidated EBITDA for previous 3 consecutive fiscal quarters	$

6.	Total Consolidated EBITDA for 4 consecutive fiscal quarters ended ________ (Line I.B.4 + Line I.B.5)	$

C.	Total Leverage Ratio

[4]

For purposes of calculating the First Lien Leverage Ratio and the Total Leverage Ratio, (A) the Consolidated EBITDA of any Acquired Entity acquired by the Borrower or any other Restricted Subsidiary pursuant to a Permitted Acquisition during such period shall, to the extent reasonably determinable on a going concern basis, be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred as of the first day of such period and including the pro forma adjustments described in Section 1.03 of the Credit Agreement) and (B) the Consolidated EBITDA attributable to any Asset Sale by the Borrower or any other Restricted Subsidiary during such period shall be excluded for such period (assuming the consummation of such Asset Sale and the repayment of any Indebtedness in connection therewith and including the pro forma adjustments described in Section 1.03 of the Credit Agreement with respect to such period).

SCHEDULE 2

1.  Indebtedness of Holdings, the Borrower and the other Restricted Subsidiaries at such time consisting only of Indebtedness for borrowed money, notes, bonds, debentures, drawn but unreimbursed obligations under letters of credit, letters of guaranty and bankers’ acceptances, obligations in respect of Capital Lease Obligations and purchase money indebtedness (other than trade accounts payable in the ordinary course of business)

$

divided by

2. Consolidated EBITDA[5] for four consecutive fiscal quarters ended _____________ (Line I.B.6)	$

3. Total Leverage Ratio for four consecutive fiscal quarters ended on the Financial Statement Date	____:1.00

[5]

For purposes of calculating the Total Leverage Ratio, (A) the Consolidated EBITDA of any Acquired Entity acquired by the Borrower or any other Restricted Subsidiary pursuant to a Permitted Acquisition during such period shall, to the extent reasonably determinable on a going concern basis, be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred as of the first day of such period and including the pro forma adjustments described in Section 1.03 of the Credit Agreement) and (B) the Consolidated EBITDA attributable to any Asset Sale by Holdings, the Borrower or any other Restricted Subsidiary during such period shall be excluded for such period (assuming the consummation of such Asset Sale and the repayment of any Indebtedness in connection therewith and including the pro forma adjustments described in Section 1.03 of the Credit Agreement with respect to such period).

SCHEDULE 3

II.	Excess Cash Flow[1]

A. Consolidated EBITDA for the fiscal year to which this certificate relates

1. Total Consolidated EBITDA for fiscal year (Line I.B.6 )	$

B. For the fiscal year to which this certificate relates, the sum, without duplication, of

1. the amount of any Taxes payable in cash by the Borrower and the other Restricted Subsidiaries with respect to such fiscal year	$

2. Consolidated Interest Expense for such fiscal year paid in cash	$

3. capital expenditures made in cash during such fiscal year, to the extent financed with internally generated cash flow	$

4.  permanent repayments of Indebtedness (other than mandatory prepayments of Loans under Section 2.13 of the Credit Agreement and prepayments and repurchases of Loans referred to in clause (B) of Section 2.13(c) of the Credit Agreement) made in cash by the Borrower or any other Restricted Subsidiary during such fiscal year, but only to the extent that the Indebtedness so prepaid by its terms cannot be reborrowed or redrawn and such prepayments do not occur in connection with a refinancing of all or any portion of such Indebtedness

$

5.  all amounts added back to Consolidated Net Income in calculating Consolidated EBITDA pursuant to Lines I.B.2.vi and I.B.2.xvi above or, to the extent paid in cash during such fiscal year, Lines I.B.2.vii or I.B.2.viii above

$

6. additions to noncash working capital for such fiscal year (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year);	$

7. (A) cash consideration paid during such fiscal year (or, at the option of the Borrower, committed to be paid prior to the date the Borrower is required to make a payment of Excess Cash	$

[1]	Calculated without giving pro forma effect in accordance with Section 1.03 of the Credit Agreement.

SCHEDULE 3

       Flow in respect of such fiscal year) by the Borrower or any other Restricted Subsidiary to make Permitted Acquisitions or other similar Investments (other than (1) in Holdings or a Restricted Subsidiary and (2) in Cash Equivalents) permitted under Section 6.04 of the Credit Agreement and (B) Restricted Payments made in cash during such fiscal year (or, at the option of the Borrower, committed to be paid prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such fiscal year) by the Borrower or any Restricted Subsidiary (other than to Holdings or any Restricted Subsidiary) permitted under Section 6.06(a) of the Credit Agreement (other than Section 6.06(a)(v) of the Credit Agreement) (except, in each case to the extent funded with the proceeds of long-term Indebtedness (other than revolving Indebtedness));[2] and

8.  payments made in cash by the Borrower or any other Restricted Subsidiary during such fiscal year (except to the extent deducted in calculating Consolidated Net Income or Consolidated EBITDA) in satisfaction of noncurrent liabilities (excluding any payments of Indebtedness for borrowed money), to the extent financed with internally generated cash flow

$

9. Total	$

C. Excess Cash Flow:

1. Consolidated EBITDA (Line II.A.4)	$
plus

2.  reductions to noncash working capital of the Borrower and the other Restricted Subsidiaries for such fiscal year (i.e., the absolute value of the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year)[3]

$

[2]	Amounts described in II.B.7. will not reduce Excess Cash Flow in subsequent periods and, to the extent not paid, will increase Excess Cash Flow in the subsequent period.
[3]

For purposes of calculating Excess Cash Flow, increases or decreases in working capital shall exclude (A) any changes in Current Assets or Current Liabilities solely as a result of acquisitions or dispositions by the Borrower and the other Restricted Subsidiaries during the applicable period and (B) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent.

SCHEDULE 3

minus

	3.	Total (Line II.B.9)	$

	4.	Excess Cash Flow	$

D.	Excess Cash Flow Prepayment:

	1.	ECF Percentage[4]	%

times

	2.	Excess Cash Flow (Line II.C.4)	$

	3.	Total	$

minus

	4.	(x) without duplication of amounts reducing Excess Cash Flow, at the option of the Borrower, the aggregate principal amount of (x) any optional prepayments or repurchases of Term Loans, Revolving Loans or Incremental Equivalent Debt that is secured on a pari passu basis with the Credit Facilities prior to the date of prepayment pursuant to Section 2.13(c) of the Credit Agreement, and (y) the amount of any reduction in the outstanding amount of any Term Loans resulting from any assignment made to Holdings, the Borrower or any of its Restricted Subsidiaries in accordance with Section 2.12(c) of the Credit Agreement (including in connection with any Auction) prior to the date of prepayment pursuant to Section 2.13(c) of the Credit Agreement, in the case of this clause (y), based upon the actual amount of cash paid in connection with the relevant assignment, in each case, only to the extent that (I) such prepayments were not financed with the proceeds of long-term Indebtedness (other than Revolving Loans) of the Borrower and its Restricted Subsidiaries, (II) if such prepayment is a prepayment of Revolving Loans or of Incremental Equivalent Debt in the form of a revolving facility, such prepayment is accompanied by a corresponding termination or reduction of the Revolving Credit Commitment or relevant commitment, respectively, and (III) such prepayment was not previously applied to reduce the amount of any prepayment required by this clause	$

[4]

“ECF Percentage” shall mean 50% (or, if the First Lien Leverage Ratio as of the last day of the applicable fiscal year of the Borrower shall have been (x) equal to or less than 2.20 to 1.00 but greater than 1.70 to 1.00, 25% or (y) equal to or less than 1.70 to 1.00, 0%).

SCHEDULE 3

5.	Excess Cash Flow Prepayment (Line II.D.3 – Line II.D.4)[5]	$

[5]	Any such Excess Cash Flow Prepayment by the Borrower shall only required to the extent the amount of such prepayment for such fiscal year of the Borrower exceeds $2,000,000.

SCHEDULE 4

[Supplement to the Perfection Certificate]

SCHEDULE 5

IP SUPPLEMENTAL SCHEDULE

U.S. COPYRIGHTS

Copyrights/Copyright Applications

Grantor / Registered Owner	Title	Registration/Application Number	Expiration Date

Exclusive Copyright Licenses

Grantor / Licensee	Licensor	Title	Registration Number	Expiration Date

U.S. PATENTS

U.S. Patents/Patent Applications

Registered Owner	Title of Patent	Registration/Application Number	Expiration Date

U.S. TRADEMARKS

Trademarks/Trademark Applications

Registered Owner	Mark	Application/Registration Number	Expiration Date

EXHIBIT A

AMENDED CREDIT AGREEMENT

[See attached.]

[Exhibit A]

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 28, 2019, among ASSETMARK FINANCIAL HOLDINGS, INC., a Delaware corporation (the “Borrower”), ASSETMARK HOLDINGS LLC, a Delaware limited liability company (“Holdings”), and the Required Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Lenders, are parties to that certain Credit Agreement, dated as of November 14, 2018 (as amended, modified and/or supplemented prior to the Amendment Effective Date referred to below, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the respective meaning assigned to such terms in the Credit Agreement as amended by this Amendment (as so amended, the “Amended Credit Agreement”)); and

WHEREAS, in accordance with the provisions of Section 9.08 of the Credit Agreement, the Borrower, Holdings, and the Required Lenders hereby wish to amend certain provisions of the Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment Effective Date, hereby amended pursuant to Section 9.08 of the Credit Agreement to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example double-underlined text) as set forth in the pages of the form of Amended Credit Agreement attached as Exhibit A hereto.

SECTION 2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived by the Required Lenders) (such date, the “Amendment Effective Date”):

(a) the Administrative Agent (or its counsel) shall have received duly executed counterparts that, when taken together, bear the signatures of (i) the Borrower and Holdings and (ii) the Required Lenders (determined immediately prior to giving effect to this Amendment); and

(b) the Borrower shall have reimbursed or paid all other fees and all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the Amendment or otherwise owed to the Administrative Agent (including the reasonable and documented out-of-pocket fees, disbursements and charges of Cravath, Swaine & Moore LLP, as counsel to the Administrative Agent).

SECTION 3. Representations and Warranties. To induce the Lenders to enter into this Amendment, each of the Loan Parties party hereto represents and warrants to the Administrative Agent and the Lenders on and as of the Amendment Effective Date that, in each case:

(a) this Amendment has been duly executed and delivered by Holdings and the Borrower and constitutes, when executed and delivered by such Loan Party, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects, and (ii) otherwise, in all material respects, on and as of the date of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true as of such earlier date; and

(c) no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date.

SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(c) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 9.07, 9.11 and 9.15 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

2

SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of an original signed counterpart of this Amendment. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

[The remainder of this page is intentionally left blank.]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ASSETMARK FINANCIAL HOLDINGS, INC., as the Borrower

By:	/s/ Gary G. Zyla
Name: Gary G. Zyla
Title: Executive Vice President and Chief Financial Officer

ASSETMARK HOLDINGS LLC, as Holdings

By:	/s/ Gary G. Zyla
Name: Gary G. Zyla
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment to Credit Agreement]

Apex Credit CLO 2015-II Ltd., as Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page – Amendment]

Apex Credit CLO 2016 Ltd., as Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page – Amendment]

Apex Credit CLO 2017 Ltd., as Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page – Amendment]

Apex Credit CLO 2017-II Ltd., as Lender
By: Apex Credit Partners LLC

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page – Amendment]

Apex Credit CLO 2018 Ltd., as Lender

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page – Amendment]

Ares CLO Warehouse 2018-3 Ltd., as Lender
By: Ares CLO Management LLC, as Asset Manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares LI CLO Ltd., as Lender
By: Ares CLO Management LLC

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares LII CLO Ltd., as Lender

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares LIII CLO Ltd., as Lender
By: Ares CLO Management LLC, its portfolio manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XL CLO Ltd., as Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XLI CLO Ltd., as Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XLII CLO Ltd., as Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XLIII CLO Ltd., as Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XLIV CLO Ltd., as Lender
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XLIX CLO LTD., as Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XLV CLO Ltd., as Lender
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XLVI CLO Ltd., as Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XLVII CLO Ltd., as Lender
By: Ares CLO Management II LLC, as Asset Manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XLVIII CLO Ltd., as Lender
By: Ares CLO Management II LLC, as its Asset Manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XXVII CLO Ltd., as Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XXVIIIR CLO Ltd., as Lender
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XXXIIR CLO Ltd, as Lender
By: Ares CLO Management XXXII, L.P., its Asset Manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XXXIR CLO Ltd., as Lender
By: Ares CLO Management LLC, as Asset Manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XXXIV CLO Ltd., as Lender
By: Ares CLO Management LLC, its collateral manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XXXIX CLO Ltd., as Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XXXVII CLO Ltd., as Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XXXVIII CLO Ltd., as Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Ares XXXVR CLO Ltd., as Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Courtney Debolt
Name: Courtney Debolt
Title: Authorized Signatory

[Signature Page – Amendment]

Audax Credit Opportunities (SBA), LLC, as Lender

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

Audax Credit Opportunities Offshore Ltd., as Lender

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

Audax Senior Debt (AZ) SPV, LLC, as Lender

By: Audax Management Company (NY), LLC, its manager

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

Audax Senior Debt (DMBA), LLC, as Lender

By: Audax Management Company (NY), LLC, its manager

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

[Signature Page – Amendment]

Audax Senior Debt (MP) SPV, LLC, as Lender

By: Audax Management Company (NY), LLC, its manager

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

Audax Senior Debt (WCTPT) SPV II, LLC, as Lender

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

Audax Senior Loan Fund (ST) SPV, LLC, as Lender

By: Audax Management Company (NY), LLC, its manager

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

Audax Senior Loan Fund I (Offshore) SPV, Ltd., as Lender

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

[Signature Page – Amendment]

Audax Senior Loan Fund III (Offshore) SPV, Ltd., as Lender

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

Audax Senior Loan Fund III SPV, LLC, as Lender

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

Audax Senior Loan IDF Fund-E SPV, LLC, as Lender

By: Audax Management Company (NY), LLC, its manager

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

Audax Senior Loan Insurance Fund SPV, LLC, as Lender

By: Audax Management Company (NY), LLC, its manager

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

[Signature Page – Amendment]

KOCAA/Audax Private Debt Fund, LP, as Lender

By: Audax Management Company (NY), LLC, its investment manager

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

Middle Market LLC, as Lender

By: Audax Management Company (NY), LLC, its investment adviser

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

Thorney Island Limited Partnership, as Lender

By: Audax Management Company (NY), LLC, its investment adviser

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

[Signature Page – Amendment]

Avery Point VI CLO, Limited, as Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Managing Director

[Signature Page – Amendment]

Avery Point VII CLO, Limited, as Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Managing Director

[Signature Page – Amendment]

BAIN CAPITAL CREDIT CLO 2016-2, LIMITED, as Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Managing Director

[Signature Page – Amendment]

Bain Capital Credit CLO 2017-1, Limited, as Lender
By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Managing Director

[Signature Page – Amendment]

Bain Capital Credit CLO 2017-2, Limited, as Lender By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens Title: Managing Director

[Signature Page – Amendment]

Bain Capital Credit CLO 2018-1, Limited, as Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens Title: Managing Director

[Signature Page – Amendment]

Bain Capital Credit CLO 2018-2, Limited, as Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens Title: Managing Director

[Signature Page – Amendment]

Bain Capital Credit CLO 2019-1, Limited, as Lender

By:	/s/ Andrew Viens
Name: Andrew Viens Title: Managing Director

[Signature Page – Amendment]

Beluga IMC Inc, as Lender

By:	/s/ Amit Dutta
Name: Amit Dutta
Title: Portfolio Manager

By:
Name: Title:

[Signature Page – Amendment]

Credit Suisse AG, Cayman Islands Branch, as Lender

By:	/s/ DOREEN BARR
Name: DOREEN BARR
Title: AUTHORIZED SIGNATORY

By:	/s/ Christopher Zybrick
Name: Christopher Zybrick Title: Authorized Signatory

[Signature Page – Amendment]

Crestline Denali CLO XIV, LTD., as Lender By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XIV, LTD.

By:	/s/ Nicole Kouba
Name: Nicole Kouba Title: Vice President

[Signature Page – Amendment]

Crestline Denali CLO XV, Ltd., as Lender By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XV, Ltd.

By:	/s/ Nicole Kouba
Name: Nicole Kouba Title: Vice President

[Signature Page – Amendment]

Crestline Denali CLO XVII, LTD., as Lender By: Crestline Denali Capital, L.P., collateral manager

By:	/s/ Nicole Kouba
Name: Nicole Kouba Title: Vice President

[Signature Page – Amendment]

CRESTLINE DENALI CLO XVIII, LTD., as Lender

By:	/s/ Nicole Kouba
Name: Nicole Kouba Title: Vice President

[Signature Page – Amendment]

Ivy Hill Middle Market Credit Fund IX, Ltd., as Lender By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Shelly Cleary
Name: Shelly Cleary Title: Authorized Signatory

[Signature Page – Amendment]

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD., as Lender By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Shelly Cleary
Name: Shelly Cleary Title: Authorized Signatory

[Signature Page – Amendment]

Ivy Hill Middle Market Credit Fund X, Ltd., as Lender By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Shelly Cleary
Name: Shelly Cleary Title: Authorized Signatory

[Signature Page – Amendment]

Ivy Hill Middle Market Credit Fund XII, Ltd., as Lender By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Shelly Cleary
Name: Shelly Cleary Title: Authorized Signatory

[Signature Page – Amendment]

Ivy Hill Middle Market Credit Fund XIV, Ltd., as Lender

By:	/s/ Shelly Cleary
Name: Shelly Cleary Title: Authorized Signatory

[Signature Page – Amendment]

JFIN CLO 2012 LTD., as Lender By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern Title: Managing Director

[Signature Page – Amendment]

JFIN CLO 2015 LTD., as Lender By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern Title: Managing Director

[Signature Page – Amendment]

JMP Credit Advisors CLO III(R) Ltd., as Lender By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:	/s/ Darren Newara
Name: Darren Newara Title: Director

[Signature Page – Amendment]

JMP CREDIT ADVISORS CLO IV LTD., as Lender By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:	/s/ Darren Newara
Name: Darren Newara Title: Director

[Signature Page – Amendment]

JMP CREDIT ADVISORS CLO V LTD., as Lender By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:	/s/ Darren Newara
Name: Darren Newara Title: Director

[Signature Page – Amendment]

JMP CREDIT ADVISORS CLO VI WAREHOUSE LTD., as Lender By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:	/s/ Darren Newara
Name: Darren Newara Title: Director

[Signature Page – Amendment]

Man GLG US CLO 2018-1 Ltd., as Lender
By: SILVERMINE CAPITAL MANAGEMENT, LLC
Its Collateral Manager

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

[Signature Page – Amendment]

Man GLG US CLO 2018-2 Ltd., as Lender
BY: Silvermine Capital Management LLC
As Collateral Manager

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

[Signature Page – Amendment]

Oaktree CLO 2019-1 Ltd., as Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Jin
Name: Ronald Jin
Title: Senior Vice President

/s/ Ronald Kaplan
Ronald Kaplan
Managing Director

[Signature Page – Amendment]

OAKTREE EIF II SERIES B2, LTD., as Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Jin
Name: Ronald Jin
Title: Senior Vice President

/s/ Ronald Kaplan
Ronald Kaplan
Managing Director

[Signature Page – Amendment]

Oaktree EIF III Series 1, Ltd., as Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Jin
Name: Ronald Jin
Title: Senior Vice President

/s/ Ronald Kaplan
Ronald Kaplan
Managing Director

[Signature Page – Amendment]

Race Point IX CLO, Limited, as Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Managing Director

[Signature Page – Amendment]

Race Point VIII CLO, Limited, as Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Managing Director

[Signature Page – Amendment]

Race Point X CLO, Limited, as Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Managing Director

[Signature Page – Amendment]

Regatta II Funding LP, as Lender
By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page – Amendment]

REGATTA IX FUNDING LTD., as Lender By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Hanlon, Melanie Title: Managing Director

[Signature Page – Amendment]

Regatta VI Funding Ltd., as Lender By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Hanlon, Melanie Title: Managing Director

[Signature Page – Amendment]

Regatta VII Funding Ltd., as Lender By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Hanlon, Melanie Title: Managing Director

[Signature Page – Amendment]

REGATTA VIII FUNDING LTD, as Lender By: Regatta Loan Management LLC attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon Title: Managing Director

[Signature Page – Amendment]

REGATTA X FUNDING LTD., as Lender By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Hanlon, Melanie Title: Managing Director

[Signature Page – Amendment]

REGATTA XI FUNDING LTD., as Lender By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Hanlon, Melanie Title: Managing Director

[Signature Page – Amendment]

Regatta XII Funding Ltd., as Lender By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Hanlon, Melanie Title: Managing Director

[Signature Page – Amendment]

Regatta XIII Funding Ltd., as Lender By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon Title: Managing Director

[Signature Page – Amendment]

Regatta XIV Funding Ltd., as Lender By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon Title: Managing Director

[Signature Page – Amendment]

Regatta XV Funding Ltd., as Lender By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon Title: Managing Director

[Signature Page – Amendment]

TICP CLO I-2, Ltd., as Lender
By: TICP CLO I Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

TICP CLO II-2, Ltd., as Lender
By: TICP CLO II Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

TICP CLO III-2, Ltd., as Lender
By: TICP CLO III Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

TICP CLO IV Ltd, as Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

TICP CLO IX, Ltd., as Lender
By: TICP CLO IX Management LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

TICP CLO V 2016-1, Ltd., as Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

TICP CLO VI 2016-2, Ltd., as Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

TICP CLO VII, Ltd., as Lender
By: TICP CLO VII Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

TICP CLO VIII, Ltd, as Lender
By: TICP CLO VIII Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

TICP CLO X, Ltd., as Lender
By: TICP CLO X Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

TICP CLO XI, Ltd., as Lender
By: TICP CLO XI Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

TICP CLO XII, Ltd., as Lender
By: TICP CLO XII Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

TICP CLO XIII, Ltd., as Lender
By: TICP CLO XIII Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page – Amendment]

Venture 31 CLO, Limited, as Lender
By: its investment advisor
MJX Venture Management III LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page – Amendment]

Venture 32 CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page – Amendment]

Venture 35 CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director/ Head of Trading

[Signature Page – Amendment]

Venture 36 CLO, Limited, as Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown Title: Managing Director/Head of Trading

[Signature Page – Amendment]

VENTURE XIV CLO, Limited, as Lender By: its investment advisor MJX Venture Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown Title: Managing Director / Head of Trading

[Signature Page – Amendment]

VENTURE XIX CLO, Limited, as Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown Title: Managing Director / Head of Trading

[Signature Page – Amendment]

VENTURE XV CLO, Limited, as Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown Title: Managing Director / Head of Trading

[Signature Page – Amendment]

VENTURE XVI CLO, Limited, as Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown Title: Managing Director / Head of Trading

[Signature Page – Amendment]

Venture XXIX CLO, Limited, as Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name: Lewis Brown Title: Managing Director / Head of Trading

[Signature Page – Amendment]

Venture XXVIII CLO, Limited, as Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name: Lewis Brown Title: Managing Director / Head of Trading

[Signature Page – Amendment]

Venture XXX CLO, Limited, as Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name: Lewis Brown Title: Managing Director / Head of Trading

[Signature Page – Amendment]

ZAIS CLO 1, Limited, as Lender ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: Managing Director

[Signature Page – Amendment]

ZAIS CLO 11, Limited, as Lender By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: Managing Director

[Signature Page – Amendment]

ZAIS CLO 7, Limited, as Lender

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: Managing Director

[Signature Page – Amendment]

ZAIS CLO 8, Limited, as Lender By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: Managing Director

[Signature Page – Amendment]